                                   LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                                            LOOMIS SAYLES CORE FIXED INCOME FUND

                                                 LOOMIS SAYLES FIXED INCOME FUND

                                      LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                           LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                               LOOMIS SAYLES MID-CAP GROWTH FUND

                                                    LOOMIS SAYLES PROVIDENT FUND

                                         LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                          LOOMIS SAYLES SMALL COMPANY VALUE FUND



                    [LOGO OF LOOMIS SAYLES INVESTMENT TRUST]

                SEMI-ANNUAL REPORT

                MARCH 31, 2001

TABLE OF CONTENTS


Letter from the President               1

Fund and Manager Reviews                2

Portfolio of Investments               33

Statements of Assets and Liabilities   89

Statements of Operations               91

Statements of Changes in Net Assets    93

Financial Highlights                  103

Notes to Financial Statements         121

LETTER FROM THE PRESIDENT

[PHOTO]
DANIEL J. FUSS
President and Portfolio Manager

Dear Shareholders,

A combination of a rapidly-slowing economy, lower interest rates, earnings disappointments and general market, economic and corporate uncertainty shook up the financial markets and led to broad performance disparities between asset classes and among styles. Overall, bonds fared much better than stocks, and the higher the quality, the better the performance. Corporate bonds improved somewhat later in the period, but spreads, or the difference in yield between corporate bonds and comparable-maturity Treasuries, remain historically wide. Nevertheless, we view this as a major buying opportunity for corporate bonds.

Within the stock market, growth stocks remained deep in the doldrums, while value stocks held their own. For stock investors, smaller was better, as investors shunned larger-cap stocks in favor of better valuations and stronger earnings prospects within the smaller-cap universe. All the carnage in the growth-stock area, particularly among technology stocks, has created some promising buying opportunities. Quality stocks that once were untouchable because their valuations had gotten too high have fallen to attractive levels.

Looking ahead, there are many reasons to remain optimistic toward the financial markets. The most important fundamental--peace in the world--has not changed. Also, the economies of the world have slowed and, as such, are not pulling liquidity away from the financial markets. Furthermore, central banks around the world recognize the economic situation and are moving toward easing. Thus, the liquidity underpinning of the markets is certainly as good as it normally gets.

Sincerely,

/s/ Daniel J. Fuss
Daniel J. Fuss
President
Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW


CALIFORNIA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles California Tax-Free Income Fund attempts to achieve a high level of current income exempt from both federal income tax and California personal income tax as consistent with preservation of capital. For the six-month period ended March 31, 2001, the Fund had a total return of 3.87%, compared to the Fund's benchmark, the Lehman Brothers 5 Year Municipal Bond Index, total return of 5.68%. For the same period, the average California intermediate debt fund, as measured by Lipper Inc., had a total return of 4.86%. The Fund's under-performance against the benchmark is primarily due to higher coupons and shorter average maturity issues in the portfolio.

There have been many changes in the fixed income market. The economy finally began to slow and in response the Federal Reserve Board began aggressively lowering the Fed Funds rate beginning January 3rd and have brought rates down 200 basis points to date with the possibility of more to come. Over the same time frame, the energy situation has overtaken the nation through higher natural gas prices, but, it is especially apparent in California. The politicians have worked to solve the problems, but there are still many unanswered questions. As the California energy crisis has unfolded, we believe it is prudent to remain a little short of the index. As the calendar starts to build and the premium California municipal debt has enjoyed relative to the national market disappears, some extending will benefit the Fund as we move through the rest of 2001.

We believe the Fund is solidly positioned to continue to maintain good income with very little principal risk.

Kent Newmark and Robert K. Payne are the portfolio managers for the Loomis Sayles California Tax-Free Income Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

-------------------------------------------------------------------------------
                                                                      SINCE
                                   6 MONTHS 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE
 INCOME FUND                        3.87%   7.00%   4.39%   5.20%     5.27%
Lipper California Intermediate
 Municipal Debt Funds Index(b)      4.71%   8.77%   4.87%   5.53%     5.48%
Lehman Brothers 5 Year Municipal
 Bond Index(c)                      5.68%   9.46%   5.30%   5.54%     5.55%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01

                                    [GRAPH]

                  Lipper Corporate        Loomis Sayles       Lehman Brothers
                     Debt Funds               Fixed          Government/Credit
                   BBB Rated Index         Income Fund           Bond Index

01/07/95               $10,000               $10,000              $10,000
02/28/95                10,228                10,320               10,232
03/31/95                10,309                10,500               10,300
04/30/95                10,494                10,810               10,444
05/31/95                10,947                11,380               10,882
06/30/95                11,030                11,550               10,969
07/31/95                11,004                11,540               10,927
08/31/95                11,165                11,770               11,066
09/30/95                11,296                12, start here       10,572
02/29/96                10,557                10,575               10,542
03/31/96                10,429                10,466               10,468
04/30/96                10,422                10,435               10,466
05/31/96                10,418                10,419               10,462
06/30/96                10,488                10,516               10,524
07/31/96                10,594                10,598               10,601
08/31/96                10,593                10,597               10,611
09/30/96                10,686                10,687               10,698
10/31/96                10,795                10,791               10,790
11/30/96                10,964                10,969               10,930
12/31/96                10,924                10,929               10,909
01/31/97                10,944                10,948               10,947
02/28/97                11,020                11,020               11,027
03/31/97                10,917                10,920               10,906
04/30/97                10,971                10,994               10,954
05/31/97                11,123                11,122               11,088
06/30/97                11,221                11,220               11,173
07/31/97                11,478                11,468               11,370
08/31/97                11,389                11,402               11,311
09/30/97                11,508                11,501               11,412
10/31/97                11,539                11,546               11,471
11/30/97                11,585                11,613               11,507
12/31/97                11,735                11,722               11,605
01/31/98                11,841                11,834               11,711
02/28/98                11,852                11,857               11,729
03/31/98                11,837                11,857               11,740
04/30/98                11,765                11,823               11,690
05/31/98                11,932                11,960               11,831
06/30/98                11,966                11,994               11,871
07/31/98                12,003                12,041               11,913
08/31/98                12,180                12,191               12,059
09/30/98                12,359                12,342               12,183
10/31/98                12,344                12,354               12,219
11/30/98                12,378                12,377               12,241
12/31/98                12,388                12,401               12,283
01/31/99                12,531                12,519               12,413
02/28/99                12,475                12,507               12,400
03/31/99                12,496                12,531               12,411
04/30/99                12,508                12,555               12,448
05/31/99                12,430                12,507               12,397
06/30/99                12,270                12,375               12,257
07/31/99                12,332                12,435               12,333
08/31/99                12,290                12,368               12,327
09/30/99                12,327                12,411               12,372
10/31/99                12,227                12,332               12,341
11/30/99                12,340                12,424               12,414
12/31/99                12,254                12,351               12,373
01/31/00                12,258                12,370               12,368
02/29/00                12,366                12,450               12,408
03/31/00                12,552                12,606               12,521
04/30/00                12,472                12,562               12,493
05/31/00                12,478                12,556               12,490
06/30/00                12,745                12,764               12,719
07/31/00                12,884                12,884               12,853
08/31/00                13,084                12,966               12,994
09/30/00                13,038                12,985               12,969
10/31/00                13,120                12,979               13,060
11/30/00                13,192                13,049               13,116
12/31/00                13,416                13,184               13,328
01/31/01                13,572                13,345               13,557
02/28/01                13,594                13,404               13,595
03/31/01                13,652                13,488               13,706

The Fund's value may be affected by factors pertaining to the California economy and other factors affecting the ability of issuers of California tax-exempt securities to meet their obligations. A portion of the Fund's income may be subject to state taxes and/or the Federal alternative minimum tax.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles California Tax-Free Income Fund is June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Debt Funds Index and Lehman Brothers 5 Year Municipal Bond Index performance data is not available coincident with registration date, comparative performance is presented from March 31, 1997.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

------------------------------------------------------------------------------
                                                                    SINCE
                                       6 MONTHS 1 YEAR 3 YEARS REGISTRATION(a)
------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE
 INCOME FUND                            3.87%   7.00%   4.39%       5.17%
Lipper California Intermediate
 Municipal Debt Funds Index(b)          4.71%   8.77%   4.87%       5.75%
Lehman Brothers 5 Year Municipal Bond
 Index(c)                               5.68%   9.46%   5.30%       5.88%

                              CUMULATIVE PERFORMANCE--REGISTRATION(a) TO 3/31/01

                                    [GRAPH]

                  Lipper California       Loomis Sayles
                    Intermediate           California         Lehman Brothers
                   Municipal Debt           Tax-Free          5 Year Municipal
                     Funds Index           Income Fund           Bond Index

03/31/97               $10,000               $10,000              $10,000
04/30/97                10,049                10,005               10,043
05/31/97                10,188                10,122               10,167
06/30/97                10,278                10,211               10,245
07/31/97                10,514                10,437               10,425
08/31/97                10,432                10,377               10,371
09/30/97                10,541                10,467               10,463
10/31/97                10,569                10,508               10,518
11/30/97                10,612                10,569               10,550
12/31/97                10,749                10,667               10,641
01/31/98                10,846                10,770               10,738
02/28/98                10,856                10,791               10,755
03/31/98                10,842                10,791               10,764
04/30/98                10,777                10,760               10,719
05/31/98                10,930                10,885               10,848
06/30/98                10,961                10,916               10,885
07/31/98                10,994                10,958               10,923
08/31/98                11,157                11,095               11,057
09/30/98                11,320                11,232               11,170
10/31/98                11,307                11,243               11,204
11/30/98                11,338                11,264               11,223
12/31/98                11,347                11,286               11,262
01/31/99                11,478                11,393               11,381
02/28/99                11,427                11,383               11,369
03/31/99                11,446                11,404               11,379
04/30/99                11,457                11,426               11,413
05/31/99                11,386                11,382               11,367
06/30/99                11,239                11,262               11,238
07/31/99                11,296                11,317               11,308
08/31/99                11,257                11,256               11,303
09/30/99                11,291                11,295               11,344
10/31/99                11,199                11,223               11,316
11/30/99                11,303                11,306               11,382
12/31/99                11,225                11,241               11,345
01/31/00                11,228                11,257               11,340
02/29/00                11,327                11,331               11,377
03/31/00                11,497                11,473               11,480
04/30/00                11,424                11,433               11,455
05/31/00                11,430                11,427               11,452
06/30/00                11,674                11,616               11,662
07/31/00                11,801                11,725               11,785
08/31/00                11,985                11,800               11,914
09/30/00                11,942                11,817               11,891
10/31/00                12,018                11,812               11,974
11/30/00                12,083                11,876               12,026
12/31/00                12,289                11,999               12,220
01/31/01                12,431                12,145               12,431
02/28/01                12,452                12,198               12,465
03/31/01                12,505                12,275               12,567

(b) The Lipper California Intermediate Municipal Debt Funds Index is an equally weighted unmanaged index of typically the 10 largest funds within the California Intermediate Municipal Debt Funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c) The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index computed from prices on approximately 6,100 bonds, with a maturity range of 4-6 years, consisting of roughly 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Lehman Brothers.

                      [This page intentionally left blank]

FUND AND MANAGER REVIEW


CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Core Fixed Income Fund attempts to achieve a high total investment return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2001, the Fund had a total return of 7.84%, compared to the Fund's benchmark, the Merrill Lynch Domestic Master Index, total return of 7.43%. For the same period, the average corporate A-rated bond fund, as measured by Lipper Inc., had a total return of 6.87%. The out performance for the entire period can be traced to the first quarter of 2001 when corporate bonds were the top performing sector and the yield curve began to steepen.

The fourth quarter of 2000 set us up for a great first quarter of 2001 and also dictated our strategy as the year began. We wanted to increase our commitment to the corporate sector, which we believed was on the verge of a major rebound after a poor 2000. In addition, we felt that mortgage-backed securities were potentially vulnerable to a large refinancing wave and could under-perform as a result. The Federal Reserve Board provided the catalyst for our strategy to work as they lowered interest rates 50 basis points on January 3rd and followed that with another 100 basis points during the first quarter of 2001. A third part of our strategy was to limit exposure to the long treasury sector. We believe this sector became very overvalued as the market began to anticipate a very weak economy, perhaps even a recession.

We believe that the Fund is well positioned for an excellent year. The yield advantage over the benchmark index is healthy and the portfolio average quality is high. We anticipate maintaining a large commitment to the corporate sector, which we still believe offers solid value despite its recent performance. Our focus will be more on the individual securities in the Fund as diligence in monitoring these companies is extremely important given today's tough business environment.

Michael Millhouse and Craig Smith are the portfolio managers for the Loomis Sayles Core Fixed Income Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

----------------------------------------------------------------------------
                                                                   SINCE
                                        6 MONTHS 1 YEAR 3 YEARS INCEPTION(a)
----------------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME FUND     7.84%   12.78%  6.20%     6.97%
Lipper Corpoorate A-Rated Bond Fund
 Index(b)                                7.26%   11.32%  5.66%     6.99%
Merrill Lynch Domestic Master Index(c)   7.43%   12.44%  6.88%     7.75%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01

                                    [GRAPH]


                  Lipper Corporate        Loomis Sayles        Merrill Lynch
                    A Rated Bond            Core Fixed           Domestic
                     Fund Index            Income Fund         Master Index

04/24/96               $10,000               $10,000              $10,000
05/31/96                 9,978                 9,930                9,981
06/30/96                10,103                10,060               10,107
07/31/96                10,124                10,060               10,136
08/31/96                10,096                10,030               10,121
09/30/96                10,288                10,210               10,294
10/31/96                10,539                10,460               10,521
11/30/96                10,755                10,680               10,704
12/31/96                10,634                10,531               10,608
01/31/97                10,650                10,542               10,637
02/28/97                10,687                10,573               10,656
03/31/97                10,540                10,438               10,549
04/30/97                10,689                10,583               10,710
05/31/97                10,788                10,666               10,805
06/30/97                10,934                10,801               10,934
07/31/97                11,286                11,118               11,230
08/31/97                11,143                10,983               11,134
09/30/97                11,333                11,160               11,300
10/31/97                11,479                11,326               11,466
11/30/97                11,533                11,367               11,514
12/31/97                11,656                11,502               11,632
01/31/98                11,795                11,653               11,786
02/28/98                11,774                11,620               11,776
03/31/98                11,819                11,642               11,820
04/30/98                11,873                11,696               11,878
05/31/98                12,001                11,815               11,996
06/30/98                12,108                11,933               12,100
07/31/98                12,110                11,934               12,126
08/31/98                12,218                11,999               12,322
09/30/98                12,491                12,398               12,611
10/31/98                12,333                12,279               12,556
11/30/98                12,467                12,376               12,616
12/31/98                12,508                12,460               12,663
01/31/99                12,614                12,576               12,753
02/28/99                12,334                12,251               12,508
03/31/99                12,415                12,356               12,589
04/30/99                12,456                12,402               12,635
05/31/99                12,314                12,228               12,513
06/30/99                12,254                12,194               12,473
07/31/99                12,199                12,101               12,424
08/31/99                12,166                12,101               12,417
09/30/99                12,282                12,228               12,561
10/31/99                12,300                12,252               12,599
11/30/99                12,309                12,263               12,599
12/31/99                12,253                12,193               12,542
01/31/00                12,226                12,168               12,509
02/29/00                12,356                12,267               12,661
03/31/00                12,523                12,365               12,834
04/30/00                12,421                12,304               12,791
05/31/00                12,373                12,242               12,783
06/30/00                12,649                12,538               13,043
07/31/00                12,756                12,661               13,160
08/31/00                12,926                12,857               13,348
09/30/00                12,997                12,931               13,433
10/31/00                13,052                12,956               13,523
11/30/00                13,245                13,091               13,753
12/31/00                13,516                13,356               14,013
01/31/01                13,768                13,718               14,220
02/28/01                13,892                13,865               14,351
03/31/01                13,941                13,945               14,431

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.
NOTE: PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance and information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate A-Rated Bond Funds Index and Merrill Lynch Domestic Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from April 30, 1996 and March 31, 1997, respectively.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

-------------------------------------------------------------------------------
                                                                     SINCE
                                        6 MONTHS 1 YEAR 3 YEARS REGISTRATION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME FUND     7.84%   12.78%  6.20%       7.12%
Lipper Corporate A-Rated Bond Funds
 Index(b)                                7.26%   11.32%  5.66%       7.24%
Merrill Lynch Domestic Master Index(c)   7.43%   12.44%  6.88%       8.15%

                              CUMULATIVE PERFORMANCE--REGISTRATION(a) TO 3/31/01


                                    [GRAPH]

                   Lipper Corporate       Loomis Sayles        Merrill Lynch
                     A-Rated Bond          Core Fixed         Domestic Master
                     Funds Index           Income Fund             Index

03/31/97                $10,000              $10,000              $10,000
04/30/97                 10,141               10,039               10,152
05/31/97                 10,235               10,118               10,243
06/30/97                 10,374               10,246               10,365
07/31/97                 10,708               10,547               10,646
08/31/97                 10,572               10,419               10,555
09/30/97                 10,753               10,586               10,712
10/31/97                 10,891               10,744               10,870
11/30/97                 10,942               10,783               10,915
12/31/97                 11,058               10,911               11,026
01/31/98                 11,190               11,054               11,173
02/28/98                 11,171               11,024               11,163
03/31/98                 11,213               11,044               11,205
04/30/98                 11,264               11,095               11,260
05/31/98                 11,386               11,208               11,371
06/30/98                 11,488               11,320               11,471
07/31/98                 11,490               11,321               11,495
08/31/98                 11,592               11,382               11,680
09/30/98                 11,851               11,761               11,955
10/31/98                 11,701               11,648               11,903
11/30/98                 11,828               11,741               11,960
12/31/98                 11,867               11,820               12,004
01/31/99                 11,967               11,930               12,090
02/28/99                 11,702               11,622               11,858
03/31/99                 11,779               11,721               11,934
04/30/99                 11,817               11,765               11,977
05/31/99                 11,683               11,600               11,862
06/30/99                 11,626               11,567               11,824
07/31/99                 11,574               11,479               11,777
08/31/99                 11,542               11,479               11,771
09/30/99                 11,652               11,600               11,908
10/31/99                 11,670               11,622               11,944
11/30/99                 11,678               11,633               11,944
12/31/99                 11,625               11,566               11,890
01/31/00                 11,600               11,543               11,858
02/29/00                 11,723               11,636               12,002
03/31/00                 11,882               11,730               12,167
04/30/00                 11,785               11,671               12,125
05/31/00                 11,739               11,613               12,118
06/30/00                 12,001               11,893               12,364
07/31/00                 12,103               12,010               12,475
08/31/00                 12,263               12,197               12,653
09/30/00                 12,331               12,267               12,734
10/31/00                 12,383               12,290               12,819
11/30/00                 12,566               12,418               13,038
12/31/00                 12,823               12,670               13,284
01/31/01                 13,062               13,013               13,480
02/28/01                 13,180               13,152               13,604
03/31/01                 13,227               13,229               13,680

(b) The Lipper Corporate A-Rated Bond Fund Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds A-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
    Source: Lipper Inc.
(c) The Merrill Lynch Domestic Master Index ("Index") is an unmanaged index comprised of U.S. investment grade fixed income securities. The Index includes U.S. Treasury Notes and Bonds, U.S. Agency securities, mortgage pass-through securities, and corporate securities. The Merrill Lynch Domestic Master Index better represents the investment strategy of the Fund. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Merrill Lynch.

                      [This page intentionally left blank]

FUND AND MANAGER REVIEW

FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2001, the Fund had a total return of 1.46%, compared to the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index, total return of 7.71%. For the same period, the average corporate debt fund BBB-rated, as measured by Lipper Inc., had a total return of 6.38%.

Over the last six months there have been many changes in the marketplace. While the Federal Reserve Board remained steadfast in its attempt to slow the economy through year-end, it reduced interest rates three times between January 1 and March 31, 2001, in an attempt to revive the suddenly downward spiraling U.S. economy. There were many questions about the broader bond market as we have seen a flight to quality, and a flight to the U.S. currency. During the period, the U.S. dollar continued to defy expectations and increase in value against all major currencies. In general, the reasons for the strength are foreign direct investment and the unwillingness of U.S. investors to venture abroad. As a result, the Fund's foreign exposure negatively impacted performance.

We have not changed our outlook towards the current environment. Our belief is that this is a good time to be in the corporate bond market. Gradually buying discounted issues with fairly long maturities is an approach that we have maintained through this environment, both for the added yield and call protection that they provide. We continue to concentrate on extracting value through fundamental bond analysis in conjunction with relative value analysis. We are cognizant of the current yield environment, the shape of the curve and economic fundamentals, but once again our approach to the market is one of taking specific risk (i.e. bond picking) and our emphasis is on long-term capital and price appreciation.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Fixed Income
Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

-------------------------------------------------------------------------------
                                                                      SINCE
                                   6 MONTHS 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND     1.46%    1.38%  3.02%   7.41%     9.90%
Lipper Corporate Debt Funds BBB-
 Rated Index(b)                     6.16%    9.44%  4.71%   6.52%     7.79%
Lehman Brothers Government/Credit
 Bond Index(c)                      7.71%   12.41%  6.80%   7.42%     8.29%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01


                                    [GRAPH]

                                        Lipper Corporate
                    Loomis Sayles       Investment Grade      Lehman Brothers
                     Fixed Income       Debt Funds BBB-      Government/Credit
                         Fund              Rated Index           Bond Index

01/17/95               $10,000               $10,000              $10,000
02/28/95                10,228                10,320               10,232
03/31/95                10,309                10,500               10,300
04/30/95                10,494                10,810               10,444
05/31/95                10,947                11,380               10,882
06/30/95                11,030                11,550               10,969
07/31/95                11,004                11,540               10,927
08/31/95                11,165                11,770               11,066
09/30/95                11,296                12,100               11,179
10/31/95                11,447                12,140               11,343
11/30/95                11,635                12,440               11,530
12/31/95                11,827                12,742               11,700
01/31/96                11,922                12,995               11,772
02/29/96                11,671                12,626               11,523
03/31/96                11,585                12,563               11,426
04/30/96                11,511                12,447               11,347
05/31/96                11,503                12,563               11,328
06/30/96                11,635                12,721               11,480
07/31/96                11,664                12,700               11,506
08/31/96                11,658                12,869               11,478
09/30/96                11,892                13,269               11,682
10/31/96                12,177                13,693               11,955
11/30/96                12,449                14,211               12,175
12/31/96                12,328                13,986               12,039
01/31/97                12,367                14,032               12,054
02/28/97                12,438                14,229               12,079
03/31/97                12,246                14,067               11,935
04/30/97                12,427                14,218               12,110
05/31/97                12,569                14,565               12,223
06/30/97                12,756                14,878               12,370
07/31/97                13,198                15,556               12,748
08/31/97                13,023                15,250               12,605
09/30/97                13,252                15,698               12,803
10/31/97                13,386                15,733               13,008
11/30/97                13,452                15,851               13,077
12/31/97                13,596                15,860               13,214
01/31/98                13,770                16,049               13,400
02/28/98                13,765                16,187               13,373
03/31/98                13,834                16,427               13,414
04/30/98                13,894                16,490               13,482
05/31/98                14,013                16,502               13,627
06/30/98                14,115                16,515               13,765
07/31/98                14,104                16,372               13,776
08/31/98                14,002                15,258               14,045
09/30/98                14,291                15,789               14,447
10/31/98                14,114                15,625               14,345
11/30/98                14,375                16,460               14,430
12/31/98                14,411                16,447               14,466
01/31/99                14,536                16,723               14,569
02/28/99                14,222                16,391               14,222
03/31/99                14,380                16,930               14,293
04/30/99                14,483                17,455               14,328
05/31/99                14,288                17,068               14,180
06/30/99                14,213                16,972               14,136
07/31/99                14,141                16,723               14,097
08/31/99                14,089                16,585               14,086
09/30/99                14,210                16,709               14,213
10/31/99                14,238                16,751               14,250
11/30/99                14,272                16,861               14,242
12/31/99                14,249                17,064               14,155
01/31/00                14,208                17,004               14,151
02/29/00                14,382                17,523               14,329
03/31/00                14,515                17,715               14,536
04/30/00                14,339                17,241               14,465
05/31/00                14,230                16,975               14,452
06/30/00                14,590                17,508               14,747
07/31/00                14,652                17,597               14,903
08/31/00                14,920                17,952               15,113
09/30/00                14,962                17,700               15,170
10/31/00                14,914                17,256               15,265
11/30/00                15,052                17,167               15,526
12/31/00                15,367                17,719               15,833
01/31/01                15,739                18,359               16,098
02/28/01                15,894                18,391               16,264
03/31/01                15,884                17,959               16,339

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.
NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper Corporate Debt Funds BBB-rated Index and Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from January 31, 1995 and March 31, 1997, respectively.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

-------------------------------------------------------------------------------
                                                                     SINCE
                                        6 MONTHS 1 YEAR 3 YEARS REGISTRATION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND          1.46%    1.38%  3.02%       5.95%
Lipper Corporate Debt Funds BBB-Rated
 Index(b)                                6.16%    9.44%  4.71%       6.72%
Lehman Brothers Government/Credit Bond
 Index(c)                                7.71%   12.41%  6.80%       8.17%

                              CUMULATIVE PERFORMANCE--REGISTRATION(a) TO 3/31/01

                                    [GRAPH]

                  Lipper Corporate        Loomis Sayles       Lehman Brothers
                    Debt Funds BBB            Fixed           Government/Corp.
                     Rated Index           Income Fund           Bond Index

03/31/97               $10,000               $10,000              $10,000
04/30/97                10,148                10,016               10,146
05/31/97                10,264                10,261               10,241
06/30/97                10,417                10,481               10,364
07/31/97                10,777                10,959               10,681
08/31/97                10,634                10,743               10,561
09/30/97                10,821                11,058               10,727
10/31/97                10,931                11,083               10,899
11/30/97                10,985                11,166               10,956
12/31/97                11,103                11,173               11,071
01/31/98                11,244                11,306               11,227
02/28/98                11,240                11,403               11,205
03/31/98                11,297                11,572               11,239
04/30/98                11,346                11,616               11,296
05/31/98                11,443                11,625               11,417
06/30/98                11,527                11,634               11,533
07/31/98                11,518                11,533               11,542
08/31/98                11,434                10,748               11,768
09/30/98                11,670                11,123               12,104
10/31/98                11,526                11,007               12,019
11/30/98                11,739                11,596               12,090
12/31/98                11,768                11,586               12,120
01/31/99                11,870                11,781               12,206
02/28/99                11,614                11,547               11,916
03/31/99                11,743                11,927               11,975
04/30/99                11,827                12,297               12,005
05/31/99                11,668                12,024               11,881
06/30/99                11,606                11,956               11,844
07/31/99                11,548                11,781               11,811
08/31/99                11,505                11,684               11,802
09/30/99                11,604                11,771               11,908
10/31/99                11,627                11,801               11,939
11/30/99                11,655                11,878               11,932
12/31/99                11,636                12,021               11,860
01/31/00                11,602                11,979               11,856
02/29/00                11,745                12,344               12,005
03/31/00                11,853                12,480               12,179
04/30/00                11,709                12,146               12,119
05/31/00                11,620                11,958               12,107
06/30/00                11,914                12,334               12,355
07/31/00                11,965                12,397               12,486
08/31/00                12,183                12,647               12,663
09/30/00                12,218                12,470               12,710
10/31/99                12,179                12,157               12,790
11/30/99                12,291                12,094               13,009
12/31/99                12,549                12,483               13,265
01/31/01                12,852                12,934               13,488
02/28/01                12,979                12,957               13,627
03/31/00                12,971                12,652               13,690

(b) The Lipper Corporate Debt Funds BBB-rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
    Source: Lipper Inc.
(c) Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
    Source: Lehman Brothers.

                      [This page intentionally left blank]

FUND AND MANAGER REVIEW

HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles High Yield Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2001, the Fund had a total return of -4.71%, compared to the Fund's benchmark, the Merrill Lynch High Yield Master Index, total return of 2.03%. For the same period, the average high current yield fund, as measured by Lipper Inc., had a total return of -2.37%.

During the past six-months, the U.S. dollar has continued to defy expectations and increase in value against all major currencies. In general, the reasons for the strength are foreign direct investment and the unwillingness of U.S. investors to venture abroad. As a result, the Fund's foreign exposure negatively affected performance.

The Fund's convertible bond exposure has negatively affected performance during the period. The equity market suffered significant declines and corporate bonds suffered with their equity counterparts. Although, the decline in the NASDAQ has left many technology and biotechnology stocks bludgeoned, this has created a tremendous opportunity in the "busted" convertible bond market. The securities are "busted" because they are currently priced as if they do not have the conversion feature. As the equity component recovers, the conversion option increases in value and the performance of the bond is greatly enhanced. We have been adding exposure to select names in this group.

The Fund's significant exposure to telecommunications hindered performance as the telecommunication component of the high yield sector issues under performed during the trailing six months. This can mainly be attributed to shrinking access to capital, failing business models and increased competition. We believe there are many corporate bonds within the sector that are currently undervalued.

During the first half of the fiscal year, we saw economic growth slowing dramatically, consumer sentiment sharply declining, earnings disappointments, stock market weakness and layoffs. As a result, the Federal Reserve Board has eased a total of 150 basis points, in the first three months of 2001, as it aims to prevent a recession. We believe the Federal Reserve Board will ultimately succeed in stimulating a gradual rebound in economic activity later in the year. Accordingly, in our view, it is unlikely the Treasury curve will rally significantly further from present levels. Corporate yield spreads are presently wide by historical standards, which reflects an aversion among investors toward corporate credit risk. We believe that the present environment offers excellent opportunities for investors.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles High Yield Fixed Income Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

--------------------------------------------------------------
                                                     SINCE
                          6 MONTHS 1 YEAR 3 YEARS INCEPTION(a)
--------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD
 FIXED INCOME FUND         -4.71%  -4.71% -0.97%     4.10%
Lipper High Current
 Yield Funds Index(b)      -4.05%  -5.18% -2.16%     3.90%
Merrill Lynch High Yield
 Master Index(c)            2.03%   4.06%  1.54%     5.86%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01


                                    [GRAPH]

                                          Loomis Sayles
                     Lipper High           High Yield          Merrill Lynch
                    Current Yield             Fixed              High Yield
                     Funds Index           Income Fund          Master Index


06/05/96               $10,000               $10,000              $10,000
07/31/96                10,046                 9,970               10,068
08/31/96                10,208                10,110               10,172
09/30/96                10,474                10,380               10,390
10/31/96                10,524                10,440               10,504
11/30/96                10,705                10,740               10,716
12/31/96                10,837                10,764               10,799
01/31/97                10,944                10,817               10,882
02/28/97                11,128                10,732               11,034
03/31/97                10,887                10,552               10,912
04/30/97                10,980                10,689               11,036
05/31/97                11,270                11,007               11,258
06/30/97                11,463                11,219               11,430
07/31/97                11,769                11,781               11,704
08/31/97                11,796                11,770               11,684
09/30/97                12,082                12,130               11,877
10/31/97                12,034                11,770               11,956
11/30/97                12,122                11,823               12,069
12/31/97                12,265                11,715               12,184
01/31/98                12,503                11,878               12,365
02/28/98                12,621                12,112               12,416
03/31/98                12,804                12,497               12,523
04/30/98                12,844                12,462               12,583
05/31/98                12,829                12,123               12,670
06/30/98                12,852                11,843               12,733
07/31/98                12,940                11,699               12,806
08/31/98                11,954                 9,922               12,253
09/30/98                11,882                 9,898               12,278
10/31/98                11,612                 9,887               12,076
11/30/98                12,294                10,834               12,626
12/31/98                12,256                10,676               12,630
01/31/99                12,478                10,937               12,755
02/28/99                12,427                10,868               12,658
03/31/99                12,647                11,377               12,767
04/30/99                12,974                12,092               12,966
05/31/99                12,727                11,748               12,876
06/30/99                12,729                11,927               12,852
07/31/99                12,733                11,831               12,871
08/31/99                12,604                11,583               12,746
09/30/99                12,506                11,556               12,692
10/31/99                12,469                11,831               12,617
11/30/99                12,689                12,106               12,762
12/31/99                12,842                12,383               12,829
01/31/00                12,779                12,337               12,765
02/29/00                12,869                12,719               12,776
03/31/00                12,647                12,734               12,597
04/30/00                12,592                12,612               12,602
05/31/00                12,367                12,321               12,463
06/30/00                12,596                12,673               12,676
07/31/00                12,619                12,658               12,768
08/31/00                12,685                13,086               12,923
09/30/00                12,498                12,734               12,848
10/31/00                12,071                12,169               12,471
11/30/00                11,397                11,343               12,080
12/31/00                11,595                11,673               12,342
01/31/01                12,364                12,665               13,078
02/28/01                12,403                12,648               13,285
03/31/01                11,992                12,135               13,109

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.
NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles High Yield Fixed Income Fund is June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Current Yield Funds Index and Merrill Lynch High Yield Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from June 30, 1996 and March 31, 1997, respectively.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

------------------------------------------------------------------------------
                                                                    SINCE
                                       6 MONTHS 1 YEAR 3 YEARS REGISTRATION(a)
------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FIXED INCOME
 FUND                                   -4.71%  -4.71% -0.97%       3.17%
Lipper High Current Yield Funds
 Index(b)                               -4.05%  -5.18% -2.16%       2.45%
Merrill Lynch High Yield Master
 Index(c)                                2.03%   4.06%  1.54%       4.69%

                              CUMULATIVE PERFORMANCE--REGISTRATION(a) TO 3/31/01



                                    [GRAPH]


                     Lipper High          Loomis Sayles       Merrill Lynch
                    Current Yield           High Yield          High Yield
                     Funds Index           Income Fund         Master Index

03/07/97               $10,000               $10,000              $10,000
04/30/97                10,085                10,000               10,114
05/31/97                10,352                10,297               10,318
06/30/97                10,529                10,496               10,475
07/31/97                10,810                11,021               10,726
08/31/97                10,835                11,011               10,707
09/30/97                11,097                11,348               10,885
10/31/97                11,054                11,011               10,957
11/30/97                11,134                11,061               11,061
12/31/97                11,265                10,959               11,166
01/31/98                11,484                11,112               11,332
02/28/98                11,592                11,331               11,379
03/31/98                11,760                11,691               11,477
04/30/98                11,797                11,658               11,531
05/31/98                11,784                11,342               11,611
06/30/98                11,805                11,080               11,669
07/31/98                11,885                10,945               11,736
08/31/98                10,980                 9,282               11,229
09/30/98                10,914                 9,260               11,252
10/31/98                10,666                 9,249               11,067
11/30/98                11,292                10,141               11,571
12/31/98                11,257                 9,987               11,575
01/31/99                11,461                10,232               11,689
02/28/99                11,415                10,167               11,600
03/31/99                11,616                10,643               11,700
04/30/99                11,916                11,312               11,883
05/31/99                11,690                10,991               11,800
06/30/99                11,692                11,158               11,778
07/31/99                11,695                11,068               11,796
08/31/99                11,577                10,836               11,680
09/30/99                11,487                10,810               11,631
10/31/99                11,453                11,068               11,563
11/30/99                11,655                11,325               11,695
12/31/99                11,795                11,584               11,757
01/31/00                11,738                11,541               11,698
02/29/00                11,821                11,898               11,708
03/31/00                11,616                11,913               11,545
04/30/00                11,565                11,798               11,549
05/31/00                11,360                11,526               11,421
06/30/00                11,570                11,855               11,617
07/31/00                11,591                11,841               11,701
08/31/00                11,651                12,242               11,843
09/30/00                11,480                11,913               11,774
10/31/00                11,087                11,383               11,429
11/30/00                10,468                10,611               11,071
12/31/00                10,650                10,919               11,311
01/31/01                11,357                11,848               11,985
02/28/01                11,393                11,832               12,175
03/31/01                11,015                11,352               12,014


(b) The Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c) The Merrill Lynch High Yield Master Index is an unmanaged index consisting of issues of publicly placed non-convertible coupon bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDI or less). The Index excludes floating rate debt equipment trust bond certificates and Title II securities. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Merrill Lynch.

FUND AND MANAGER REVIEW

INTERMEDIATE DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Intermediate Duration Fixed Income Fund attempts to achieve above average total return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2001, the Fund had a total return of 7.09%, compared to the Fund's benchmark, the Lehman Brothers Government/Credit Intermediate Bond Index, total return of 7.21%. For the same period, the average intermediate investment grade debt fund, as measured by Lipper Inc., had a total return of 6.88%.

During the first half of the fiscal year we saw economic growth slowing dramatically, consumer sentiment sharply declining, earnings disappointments, stock market weakness and layoffs. As a result, the Federal Reserve Board has eased a total of 150 basis points, in the first three months of 2001, as it aims to prevent a recession.

The telecommunications sector, which includes wireless, wireline, and internet service providers, under performed, compared to the overall market, during the period. This can mainly be attributed to shrinking access to capital, failing business models and increased competition. While the general telecommunication sector lagged, many of the Fund's telecommunication holdings added value to the Fund. Considerable downgrades within this sector have increased the perceived risk of telecom in general. Corporate bonds having even remote exposure to asbestos claims have also come under selling pressure, in particular the automotive sector.

The energy sector has continued to outperform as natural gas prices have quadrupled from the end of 1999 to the end of 2000. The Fund's KN Energy and El Paso Energy holdings helped performance as a result of the surge in natural gas prices. Banking sector spreads also began to tighten during the period. The Fund's retail securities also added value as news of acquisitions in the sector tightened the spreads on the Fund's holdings late in the period.

Our approach focuses on identifying undervalued credits to create a flexible balance between high current income with the potential for capital appreciation. This approach is constrained by the maturity and quality parameters of the prospectus, and results in a shorter maturity, higher quality portfolio that generally provides above average yield and call protection.

We believe the Federal Reserve Board will ultimately succeed in stimulating a gradual rebound in economic activity later in the year. Accordingly, in our view, it is unlikely the Treasury curve will rally significantly from present levels. Corporate yield spreads are presently wide by historical standards, which reflects an aversion among investors toward corporate credit risk. We believe that the present environment of wide yield spreads offers excellent opportunities for investors.

Anthony J. Wilkins is the portfolio manager for the Loomis Sayles Intermediate Duration Fixed Income Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

-------------------------------------------------------------------------------
                                                                      SINCE
                                           6 MONTHS 1 YEAR 3 YEARS INCEPTION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED
 INCOME FUND                                7.09%   11.60%  6.24%     6.16%
Lipper Intermediate Investment Grade Debt
 Funds Index(b)                             7.27%   11.85%  6.26%     5.99%
Lehman Brothers Government/Credit
 Intermediate Bond Index(c)                 7.21%   12.16%  6.80%     6.46%

                          CUMULATIVE PERFORMANCE--INCEPTION(a) TO MARCH 31, 2001
                                    [GRAPH]

                 Lipper Intermediate      Loomis Sayles       Lehman Brothers
                     Investment            Intermediate      Government/Credit
                     Grade Debt           Duration Fixed        Intermediate
                     Funds Index           Income Fund           Bond Index

01/28/98               $10,000               $10,000              $10,000
02/28/98                 9,986                10,040                9,992
03/31/98                10,022                10,080               10,024
04/30/98                10,069                10,121               10,075
05/31/98                10,160                10,181               10,149
06/30/98                10,241                10,212               10,213
07/31/98                10,262                10,253               10,249
08/31/98                10,401                10,150               10,410
09/30/98                10,634                10,191               10,672
10/31/98                10,548                10,211               10,662
11/30/98                10,601                10,305               10,661
12/31/98                10,646                10,321               10,704
01/31/99                10,712                10,417               10,762
02/28/99                10,521                10,321               10,604
03/31/99                10,604                10,460               10,683
04/30/99                10,639                10,578               10,716
05/31/99                10,531                10,427               10,634
06/30/99                10,495                10,460               10,641
07/31/99                10,458                10,438               10,632
08/31/99                10,447                10,415               10,640
09/30/99                10,562                10,559               10,739
10/31/99                10,578                10,592               10,767
11/30/99                10,591                10,648               10,780
12/31/99                10,542                10,659               10,745
01/31/00                10,505                10,625               10,705
02/28/00                10,619                10,727               10,794
03/31/00                10,750                10,830               10,906
04/30/00                10,683                10,772               10,882
05/31/00                10,664                10,726               10,899
06/30/00                10,889                10,958               11,091
07/31/00                10,982                11,063               11,175
08/31/00                11,135                11,168               11,307
09/30/00                11,208                11,286               11,410
10/31/00                11,248                11,274               11,462
11/30/00                11,427                11,393               11,618
12/31/00                11,658                11,602               11,832
01/31/01                11,863                11,867               12,026
02/28/01                11,977                11,977               12,140
03/31/01                12,023                12,086               12,233

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. Since Lipper Intermediate Investment Grade Debt Funds Index and Lehman Brothers Government/Credit Intermediate Bond Index performance data is not available coincident with the inception date, comparative performace is presented from January 31, 1998.
(b) The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c) The Lehman Brothers Government/Credit Intermediate Bond Index is an unmanaged index consisting of those bonds held within the Lehman Brothers Government/Credit Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Credit Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source:
    Lehman Brothers.

                      [This page intentionally left blank]

FUND AND MANAGER REVIEW

INVESTMENT GRADE FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Investment Grade Fixed Income Fund attempts to achieve above average total investment return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2001, the Fund had a total return of 4.71%, as compared to the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index, total return of 7.71%. For the same period, the average corporate debt fund BBB-rated, as measured by Lipper Inc., had a total return of 6.38%.

Over the last six months there have been many changes in the marketplace. While the Federal Reserve Board remained steadfast in their attempt to slow the economy through year-end, it reduced interest rates three times between January 1 and March 31, 2001, in an attempt to revive the suddenly downward spiraling U.S. economy. There were many questions about the broader bond market as we have seen a flight to quality and a flight to the U.S. currency. During the period, the U.S. dollar continued to defy expectations and increase in value against all major currencies. In general, the reasons for the strength are foreign direct investment and the unwillingness of U.S. investors to venture abroad. As a result, the Fund's foreign exposure negatively affected performance, and was the single greatest contributor to underperforming the benchmark.

Our focus on the corporate market also hurt the performance of the portfolio, as the U.S. Treasury continued its buyback of debt, generating greater than normal demand for those securities, which in turn enhanced their total performance.

We have not changed our outlook toward the current environment. Our belief is that this is a good time to be in the corporate bond market. Gradually buying discounted issues with fairly long maturities is an approach that we have maintained through this environment, both for the added yield and call protection that they provide. We continue to concentrate on extracting value through fundamental bond analysis in conjunction with relative value analysis. We are cognizant of the current yield environment, the shape of curve and economic fundamentals, but once again our approach to the market is one of taking specific risk (i.e. bond picking) and our emphasis is on long-term capital and price appreciation.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Investment Grade Fixed Income Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

-------------------------------------------------------------------------------
                                                                      SINCE
                                   6 MONTHS 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE
 FIXED INCOME FUND                  4.71%    6.86%  4.76%   7.83%     9.83%
Lipper Corporate Debt Funds BBB-
 Rated Index(b)                     6.16%    9.44%  4.71%   6.52%     7.45%
Lehman Brothers Government/Credit
 Bond Index(c)                      7.71%   12.41%  6.80%   7.42%     7.99%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01


                                    [GRAPH]

                                          Loomis Sayles
                  Lipper Corporate      Investment Grade      Lehman Brothers
                      Debt Funds              Fixed          Government/Credit
                   BBB Rated Index         Income Fund           Bond Index

07/01/94               $10,000               $10,000              $10,000
07/31/94                10,171                10,120               10,200
08/31/94                10,211                10,310               10,204
09/30/94                10,070                10,078               10,050
10/31/94                10,038                 9,987               10,038
11/30/94                10,011                 9,915               10,020
12/31/94                10,061                 9,974               10,086
01/31/95                10,224                10,152               10,280
02/28/95                10,457                10,573               10,519
03/31/95                10,539                10,753               10,589
04/30/95                10,729                11,051               10,737
05/31/95                11,192                11,618               11,187
06/30/95                11,276                11,822               11,276
07/31/95                11,250                11,745               11,233
08/31/95                11,415                11,964               11,376
09/30/95                11,549                12,270               11,492
10/31/95                11,703                12,435               11,661
11/30/95                11,895                12,755               11,853
12/31/95                12,091                12,989               12,027
01/31/96                12,189                13,214               12,102
02/29/96                11,932                12,909               11,845
03/31/96                11,844                12,909               11,746
04/30/96                11,769                12,806               11,665
05/31/96                11,761                12,874               11,646
06/30/96                11,895                13,071               11,801
07/31/96                11,925                13,106               11,829
08/31/96                11,919                13,187               11,800
09/30/96                12,158                13,598               12,009
10/31/96                12,449                14,166               12,290
11/30/96                12,727                14,665               12,516
12/31/96                12,604                14,406               12,376
01/31/97                12,644                14,382               12,391
02/28/97                12,716                14,529               12,417
03/31/97                12,520                14,233               12,270
04/30/97                12,705                14,444               12,449
05/31/97                12,850                14,683               12,565
06/30/97                13,042                14,959               12,716
07/31/97                13,493                15,722               13,105
08/31/97                13,314                15,276               12,958
09/30/97                13,548                15,687               13,162
10/31/97                13,686                15,829               13,373
11/30/97                13,753                15,855               13,443
12/31/97                13,900                15,932               13,584
01/31/98                14,077                16,105               13,776
02/28/98                14,072                16,198               13,748
03/31/98                14,144                16,372               13,790
04/30/98                14,204                16,412               13,859
05/31/98                14,326                16,521               14,008
06/30/98                14,431                16,535               14,151
07/31/98                14,420                16,326               14,162
08/31/98                14,315                15,469               14,439
09/30/98                14,610                15,927               14,852
10/31/98                14,430                15,788               14,747
11/30/98                14,697                16,365               14,835
12/31/98                14,733                16,463               14,871
01/31/99                14,861                16,780               14,977
02/28/99                14,540                16,520               14,621
03/31/99                14,702                16,942               14,693
04/30/99                14,807                17,352               14,730
05/31/99                14,607                17,028               14,578
06/30/99                14,531                16,859               14,532
07/31/99                14,457                16,627               14,492
08/31/99                14,404                16,558               14,480
09/30/99                14,528                16,685               14,611
10/31/99                14,556                16,634               14,649
11/30/99                14,591                16,748               14,641
12/31/99                14,568                16,872               14,552
01/31/00                14,525                16,864               14,548
02/29/00                14,704                17,355               14,730
03/31/00                14,839                17,613               14,943
04/30/00                14,659                17,179               14,870
05/31/00                14,548                17,061               14,856
06/30/00                14,916                17,550               15,160
07/31/00                14,980                17,767               15,320
08/31/00                15,253                18,114               15,537
09/30/00                15,297                17,976               15,595
10/31/00                15,247                17,657               15,693
11/30/00                15,388                17,928               15,961
12/31/00                15,711                18,396               16,276
01/31/01                16,091                18,823               16,549
02/28/01                16,250                19,018               16,720
03/31/01                16,239                18,822               16,797

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. shares of the fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

-------------------------------------------------------------------------------
                                                                     SINCE
                                        6 MONTHS 1 YEAR 3 YEARS REGISTRATION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED
 INCOME FUND                             4.71%    6.86%  4.76%       6.68%
Lipper Corporate Debt Funds BBB-Rated
 Index(b)                                6.16%    9.44%  4.71%       6.72%
Lehman Brothers Government/Credit Bond
 Index(c)                                7.71%   12.41%  6.80%       8.17%

                              CUMULATIVE PERFORMANCE--REGISTRATION(a) TO 3/31/01



                                    [GRAPH]

                                          Loomis Sayles
                   Lipper Corporate         Investment        Lehman Brothers
                      Debt Funds           Grade Fixed        Government/Corp.
                   BBB Rated Index         Income Fund           Bond Index

03/07/97               $10,000               $10,000              $10,000
04/30/97                10,148                 9,984               10,146
05/31/97                10,264                10,149               10,241
06/30/97                10,417                10,340               10,364
07/31/97                10,777                10,867               10,681
08/31/97                10,634                10,559               10,561
09/30/97                10,821                10,843               10,727
12/31/95                10,931                10,941               10,899
11/30/97                10,985                10,959               10,956
12/31/97                11,103                11,012               11,071
01/31/98                11,244                11,132               11,227
02/28/98                11,240                11,196               11,205
03/31/98                11,297                11,316               11,239
04/30/98                11,346                11,344               11,296
05/31/98                11,443                11,419               11,417
06/30/98                11,527                11,429               11,533
07/31/98                11,518                11,284               11,542
08/31/98                11,434                10,692               11,768
09/30/98                11,670                11,009               12,104
10/31/98                11,526                10,913               12,019
11/30/98                11,739                11,312               12,090
12/31/98                11,768                11,379               12,120
01/31/99                11,870                11,599               12,206
02/28/99                11,614                11,419               11,916
03/31/99                11,743                11,711               11,975
04/30/99                11,827                11,995               12,005
05/31/99                11,668                11,770               11,881
06/30/99                11,606                11,653               11,844
07/31/99                11,548                11,493               11,811
08/31/99                11,505                11,446               11,802
09/30/99                11,604                11,533               11,908
10/31/99                11,627                11,498               11,939
11/30/99                11,655                11,577               11,932
12/31/99                11,636                11,663               11,860
01/31/00                11,602                11,657               11,856
02/29/00                11,745                11,996               12,005
03/31/00                11,853                12,175               12,179
04/30/00                11,709                11,875               12,119
05/31/00                11,620                11,793               12,108
06/30/00                11,914                12,131               12,355
07/31/00                11,965                12,281               12,486
08/31/00                12,183                12,521               12,663
09/30/00                12,218                12,426               12,710
10/31/00                12,179                12,205               12,790
11/30/00                12,291                12,393               13,009
12/31/00                12,549                12,716               13,265
01/31/01                12,852                13,011               13,488
02/28/01                12,979                13,146               13,627
03/31/01                12,971                13,011               13,690


(b) The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the BBB rated funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c) Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
    Source: Lehman Brothers.

FUND AND MANAGER REVIEW

MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

The Loomis Sayles Mid-Cap Growth Fund attempts to achieve long-term capital growth. For the period from the Fund's inception date, February 28, 2001 through March 31, 2001, the Fund had a total return of -11.60%, compared to the Fund's benchmark, the Russell Midcap Growth Index, total return of -14.31%. For the same period, the average mid-cap growth fund, as measured by Lipper Inc., had a total return of -11.37%.

Rather than focus on the initial investment activity, which provides little insight into such short-term results, we will instead focus on the current market environment and our overall investment outlook. First and foremost, the past six months have been among the most difficult for growth investors in perhaps three decades. Indeed, the NASDAQ Composite experienced its worst decline in its history, falling more than 60% from its peak in March 2000 through March 31, 2001. Three Federal Reserve Board rate cuts and a looming tax cut have not yet had a positive impact on economic activity or the stock market. With economic growth slowing to near recession levels, company fundamentals have eroded sharply and investors have moved to the sidelines. As a result, the market has continued to drift lower.

While we cannot change the environment of a slow-growth economy or an equity bear market, our job is to identify and invest in the best companies that meet our criteria of market capitalization, rate of growth of revenues and earnings and balance sheet strength. We are focused and remain optimistic on that endeavor. After almost a year of one of the worst markets in recent memory, it is easy to become pessimistic and question the very underpinnings of growth stock investing. New bull markets are born in periods of apathy and pessimism. We will keep the portfolio fully invested and positioned to participate in the next upturn.

There is a silver lining to this particular bear market cloud. Stocks that were once untouchable because their market caps were too big or valuations too high are now falling back into our universe. Not all of these stocks will meet our criteria. Nevertheless, there are some exciting growth opportunities, which simply due to market action have fallen to levels that are attractive once again. Over the coming weeks and months, we plan to use market sell-offs as opportunities to upgrade the quality of the portfolio.

Christopher R. Ely, Philip C. Fine and David L Smith are the portfolio managers for the Loomis Sayles Mid Cap Growth Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

--------------------------------------------------
                                         SINCE
                                      INCEPTION(a)
--------------------------------------------------
LOOMIS SAYLES MID-CAP GROWTH            -11.60%
Lipper Mid-Cap Growth Funds Index(b)    -10.61%
Russell Midcap Growth Index(c)          -14.31%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01

                                    [GRAPH]

             Lipper Mid-Cap          Loomis Sayles             Russell Midcap
             Growth Funds Index      Mid-Cap Growth Fund       Growth Index

2/28/2001         10,000                 10,000                   10,000
3/31/2001          8,939                  9,988                    8,569


Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Mid-Cap Growth Fund is February 28,
    2001.
(b) The Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c) The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap Companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

FUND AND MANAGER REVIEW

PROVIDENT FUND
--------------------------------------------------------------------------------

The Loomis Sayles Provident Fund attempts to achieve long-term growth of capital. For the six-month period ended March 31, 2001, the Fund had a total return of -7.50%, compared to the Fund's benchmark, the S&P 500 Index, total return of -18.75%. For the same period, the average multi-cap core fund, as measured by Lipper Inc., had a total return of -18.67%. The Fund's over-performance against the benchmark is attributed to under-weighting in technology, a large cash position and over-weighting in natural gas and metal stocks.

On the surface, the quarter ending December 31, 2000, appears to be one in which fear triumphed over greed. With a decline of nearly 8% in the S&P 500 Index it accounted for the bulk of a full year decline of 9%, the worst year for the Index since 1981. However, surface impressions can be misleading. If the heavily weighted technology and telecommunications stocks are excluded, the Index was actually up 3% for the quarter and 5% for the full year. Breadth (the ratio of advancing stocks to declining stocks) was also better in 2000 than in 1999 when the 21% gain for the year was largely due to huge gains in a limited number of technology issues.

While one could make the case that the poor market returns were the consequence of the unwinding of extreme speculative excesses in technology stocks, this would be overly simplistic. To begin with, the technology correction is more than a valuation issue. The fundamentals of many leading companies in the sector have disappointed the optimists. Secondly, the very massiveness of the NASDAQ decline, which has destroyed $3 trillion in asset values, is undoubtedly a contributor to the marked weakness in the economy, which became apparent in the fourth quarter of last year.

Weakness in the fourth quarter 2000 was largely in the technology and telecommunications sectors with the remainder of the S&P 500 Index actually up for the same period. This changed in the first quarter 2001 as fears of a U.S. and perhaps global recession were added to the rapidly growing evidence of a true collapse in technology-telecommunications earnings. This led to a much more broad based decline in the market, albeit one in which technology continued to be the weakest single sector. The quarter, however, was not characterized by a continuous decline. On January 3, 2001, Federal Reserve Board cut rates by 50 basis points, triggering one of the strongest one-day market advances in market history paced by the NASDAQ. Although the market retained an upward bias for much of January, the subsequent relentless stream of negative announcements from companies overpowered the old axiom "don't fight the Fed," and the decline resumed with a vengeance for the remainder of the quarter.

Normally at this phase of the NASDAQ market--a bear market over one year old and Federal Reserve Board well into a period of ease which seems likely to continue for many months--a strategy of redeploying assets into stocks would be an obvious one. The following are several considerations that suggest this time may indeed be different and caution may be appropriate.

 1) The excesses of the technology boom--excess funding, excess capacity building, excess hype and extreme excess stock valuations are essentially without precedent at least since the 1920's.
 2) Consumer spending, the driver of the economy, has been sluggish for some time but certainly not depressed.
 3) We have a very uncertain electric power situation, which could assume crisis proportions given a hot summer.
 4) We have an extremely unstable international trade and financial system and the longer it continues the greater the pain it will inflict when it unwinds.

Quentin Faulkner is the portfolio manager for the Loomis Sayles Provident Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

---------------------------------------------------------------------------
                                                                  SINCE
                              6 MONTHS 1 YEAR  3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------
LOOMIS SAYLES PROVIDENT FUND   -7.50%   -5.20% 13.87%  17.35%     16.11%
Lipper Multi-Cap Core Funds
 Index(b)                     -18.15%  -20.29%  2.84%  11.97%     12.86%
Lipper Large-Cap Core Funds
 Index(b)                     -20.12%  -22.23%  2.67%  12.59%     13.40%
S&P 500 Index(c)              -18.75%  -21.68%  3.05%  14.18%     15.11%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01



                                    [GRAPH]


            Lipper Large-Cap   Lipper Multi-Cap     Loomis Sayles
               Core Funds         Core Funds          Provident       S&P 500
                Index               Index                Fund          Index

10/01/95       $10,000             $10,000             $10,000        $10,000
10/31/95         9,954               9,855               9,800          9,964
11/30/95        10,342              10,278              10,040         10,402
12/31/95        10,499              10,424              10,042         10,602
01/31/96        10,808              10,694              10,032         10,963
02/29/96        10,939              10,914              10,213         11,065
03/31/96        11,039              11,056              10,213         11,171
04/30/96        11,199              11,324              10,443         11,336
05/31/96        11,423              11,545              10,604         11,628
06/30/96        11,439              11,422              10,533         11,672
07/31/96        10,972              10,863               9,952         11,157
08/31/96        11,221              11,226              10,283         11,392
09/30/96        11,803              11,795              10,824         12,034
10/31/96        12,038              11,942              11,085         12,365
11/30/96        12,818              12,713              11,886         13,300
12/31/96        12,582              12,558              11,609         13,036
01/31/97        13,270              13,153              12,337         13,851
02/28/97        13,254              13,114              12,236         13,959
03/31/97        12,686              12,629              11,882         13,386
04/30/97        13,389              13,067              12,408         14,185
05/31/97        14,201              13,948              12,924         15,048
06/30/97        14,817              14,475              13,136         15,724
07/31/97        15,988              15,574              14,148         16,974
08/31/97        15,174              15,147              13,511         16,023
09/30/97        15,955              15,979              13,987         16,900
10/31/97        15,463              15,378              13,532         16,336
11/30/97        15,968              15,639              13,592         17,092
12/31/97        16,259              15,858              13,430         17,386
01/31/98        16,419              15,946              13,649         17,578
02/28/98        17,583              17,085              14,656         18,846
03/31/98        18,452              17,887              15,390         19,811
04/30/98        18,639              18,080              15,697         20,010
05/31/98        18,321              17,584              15,248         19,666
06/30/98        19,191              18,078              15,719         20,465
07/31/98        19,036              17,709              15,839         20,247
08/31/98        16,187              14,952              13,528         17,324
09/30/98        16,992              15,661              14,886         18,429
10/31/98        18,266              16,729              15,511         19,929
11/30/98        19,353              17,626              16,256         21,137
12/31/98        20,638              18,821              18,026         22,354
01/31/99        21,359              19,446              18,623         23,289
02/28/99        20,700              18,697              17,997         22,565
03/31/99        21,532              19,287              19,017         23,469
04/30/99        22,109              20,074              19,570         24,377
05/31/99        21,523              19,849              19,279         23,801
06/30/99        22,724              20,822              20,546         25,125
07/31/99        22,057              20,364              20,444         24,338
08/31/99        21,832              20,009              20,196         24,217
09/30/99        21,240              19,510              19,599         23,553
10/31/99        22,542              20,500              19,861         25,044
11/30/99        23,095              21,160              19,992         25,558
12/31/99        24,631              22,730              21,374         27,058
01/31/00        23,635              22,088              20,736         25,698
02/29/00        23,627              22,939              21,836         25,212
03/31/00        25,682              24,409              23,971         27,678
04/30/00        24,843              23,503              23,971         26,845
05/31/00        24,210              22,686              24,301         26,294
06/30/00        25,096              23,643              23,949         26,943
07/31/00        24,705              23,273              23,487         26,521
08/31/00        26,410              24,915              25,336         28,169
09/30/00        25,003              23,771              24,566         26,682
10/31/00        24,714              23,502              24,544         26,569
11/30/00        22,540              21,501              23,927         24,474
12/31/00        22,816              21,971              25,093         24,594
01/31/01        23,462              22,730              24,043         25,466
02/28/01        21,279              20,684              23,478         23,144
03/31/01        19,972              19,457              22,724         21,678

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Provident Fund is October 1, 1995. Shares of the fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Large-Cap Core Funds Index, Lipper Multi-Cap Core Funds Index and S&P 500 Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.

                            AVERAGE ANNUAL RETURNS--PERIODS ENDED MARCH 31, 2001

------------------------------------------------------------------------------
                                                                    SINCE
                                      6 MONTHS 1 YEAR  3 YEARS REGISTRATION(a)
------------------------------------------------------------------------------
LOOMIS SAYLES PROVIDENT FUND           -7.50%   -5.20% 13.87%      16.04%
Lipper Multi-Cap Core Funds Index(b)  -18.15%  -20.29%  2.84%      11.41%
Lipper Large-Cap Core Funds Index(b)  -20.12%  -22.23%  2.67%      12.01%
S&P 500 Index(c)                      -18.75%  -21.68%  3.05%      12.81%

                              CUMULATIVE PERFORMANCE--REGISTRATION(a) TO 3/31/01



                                    [GRAPH]

              Lipper Large-                                   Lipper Multi-
                Cap Core     Loomis Sayles        S & P         Cap Core
              Funds Index    Provident Fund     500 Index      Funds Index

03/07/97        $10,000         $10,000          $10,000         $10,000
04/30/97         10,554          10,000           10,597          10,346
05/31/97         11,194          10,415           11,242          11,044
06/30/97         11,680          10,586           11,747          11,461
07/31/97         12,603          11,403           12,681          12,332
08/31/97         11,961          10,889           11,970          11,993
09/30/97         12,577          11,272           12,626          12,652
10/31/97         12,189          10,906           12,204          12,176
11/30/97         12,587          10,954           12,769          12,383
12/31/97         12,816          10,823           12,988          12,556
01/31/98         12,942          11,000           13,132          12,626
02/28/98         13,860          11,812           14,079          13,528
03/31/98         14,545          12,404           14,800          14,162
04/30/98         14,693          12,651           14,949          14,316
05/31/98         14,442          12,289           14,692          13,923
06/30/98         15,128          12,669           15,289          14,314
07/31/98         15,006          12,766           15,126          14,022
08/31/98         12,760          10,903           12,942          11,839
09/30/98         13,394          11,998           13,768          12,400
10/31/98         14,399          12,501           14,888          13,246
11/30/98         15,255          13,101           15,791          13,956
12/31/98         16,268          14,528           16,700          14,903
01/31/99         16,837          15,009           17,398          15,397
02/28/99         16,317          14,505           16,858          14,804
03/31/99         16,973          15,326           17,533          15,271
04/30/99         17,428          15,772           18,211          15,894
05/31/99         16,966          15,537           17,781          15,717
06/30/99         17,912          16,558           18,770          16,487
07/31/99         17,387          16,476           18,182          16,124
08/31/99         17,209          16,276           18,092          15,843
09/30/99         16,743          15,795           17,596          15,448
10/31/99         17,769          16,007           18,709          16,232
11/30/99         18,205          16,112           19,094          16,755
12/31/99         19,416          17,225           20,214          17,997
01/31/00         18,631          16,711           19,198          17,489
02/29/00         18,625          17,598           18,835          18,163
03/31/00         20,244          19,319           20,677          19,327
04/30/00         19,583          19,319           20,055          18,609
05/31/00         19,084          19,585           19,644          17,963
06/30/00         19,783          19,301           20,128          18,720
07/31/00         19,474          18,928           19,813          18,428
08/31/00         20,818          20,419           21,044          19,728
09/30/00         19,709          19,798           19,933          18,821
10/31/00         19,481          19,780           19,849          18,609
11/30/00         17,767          19,283           18,284          17,024
12/31/00         17,985          20,223           18,373          17,397
01/31/01         18,494          19,377           19,025          17,997
02/28/01         16,773          18,921           17,290          16,377
03/31/01         15,743          18,313           16,195          15,406


(b) Due to changes in the way Lipper defines its categories, the Lipper category has changed from Large-Cap Core Funds to Multi-Cap Core Funds. The Lipper Multi-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the multi-cap funds investment objective. The Lipper Large-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source:
    Lipper Inc.
(c) S&P 500 Index is a capitalization-weighted, total return unmanaged index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

FUND AND MANAGER REVIEW

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

The Loomis Sayles Small Company Growth Fund attempts to achieve long-term capital growth from investments in common stocks or their equivalent. For the six-month period ended March 31, 2001, the Fund returned -47.36%, compared to the Fund's benchmark, the Russell 2000 Growth Index, total return of -32.33%. The average small-cap growth fund, as measured by Lipper Inc. and the Russell 2000 Index posted total returns of-30.61% and -12.96%, respectively, for the same period.

There are several reasons for the Fund's underperformance against the benchmark. First and foremost, the past six months have been among the most difficult for growth investors in perhaps three decades. Indeed, the NASDAQ Composite experienced its worst decline in its history, falling more than 60% from its peak in March 2000 through March 31, 2001. However, the tough market environment was not the only factor affecting performance. For example, in the month of January, the market experienced the strongest "January effect" in a number of years. Stocks that had been some of the poorest performers in 2000, many with single digit prices and still eroding fundamentals, rallied sharply after the first Federal Reserve Board rate cut in early January. We held very few of these issues.

Second, and related to the January effect, was the pronounced out-performance of micro-caps, those stocks with market caps under $250 million, during the first quarter of 2001. We believe that the performance of these micro-caps added almost ten percentage points of performance to the Russell 2000 Growth Index in January alone. Even though these stocks are found in the benchmark, they are simply too small and illiquid for the Fund.

Third, the technology sector continued to significantly under-perform the benchmark. While the Fund's technology weighting was essentially in balance with the benchmark, several of the Fund's technology holdings experienced significant declines. In past quarters we were often able to overcome the types of problems described above with strong stock selection. Unfortunately, that was not the case in the current quarter as we underestimated the impact on earnings from the technology slowdown and made some disappointing stock selections as a result.

In reviewing our poor performance for the past six months, we draw several conclusions. While we cannot change the environment of a slow-growth economy or an equity bear market, our job is to identify and invest in the best companies that meet our criteria of market capitalization, rate of growth of revenues and earnings and balance sheet strength. We will stay focused on that endeavor. While we made timely sales in a number of instances, we will also continue to refine and improve our sell discipline. And importantly, we remain optimistic. After almost a year of one of the worst markets in recent memory, it is easy to become pessimistic and question the very underpinnings of growth stock investing. New bull markets are born in periods of apathy and pessimism. We will keep the portfolio fully invested and positioned to participate in the next upturn.

There is a silver lining to this particular bear market cloud. Stocks that were once untouchable because their market caps were too big or valuations too high are now falling back into our universe. Not all of these stocks will meet our criteria. Nevertheless, there are some exciting growth opportunities, which simply due to market action have fallen to levels that are attractive once again. Over the coming weeks and months, we will use additional market sell-offs as opportunities to upgrade the quality of the portfolio.

Christopher R. Ely, Philip C. Fine and David L Smith are the portfolio managers for the Loomis Sayles Small Company Growth Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

----------------------------------------------------------------------
                                                             SINCE
                                         6 MONTHS 1 YEAR  INCEPTION(a)
----------------------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY GROWTH FUND  -47.36%  -51.32%     2.15%
Lipper Small-Cap Growth Funds Index(b)   -32.23%  -36.87%     9.80%
Russell 2000 Growth Index(c)             -32.33%  -39.81%    -6.84%
Russell 2000 Index(d)                    -12.96%  -15.33%     2.78%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01


                                    [GRAPH]

                                          Loomis Sayles
                  Lipper Small-Cap        Small Company         Russell 2000
                 Growth Funds Index        Growth Fund          Growth Index

05/07/99               $10,000               $10,000              $10,000
06/30/99                10,936                11,320               10,527
07/31/99                10,897                10,910               10,201
08/31/99                10,745                11,050                9,820
09/30/99                11,134                11,670               10,009
10/31/99                11,783                13,170               10,265
11/30/99                13,270                14,460               11,351
12/31/99                15,946                17,770               13,351
01/31/00                15,780                17,940               13,227
02/29/00                20,403                24,560               16,305
03/31/00                18,801                21,390               14,591
04/30/00                16,477                19,010               13,118
05/31/00                15,130                16,680               11,969
06/30/00                17,795                20,520               13,515
07/31/00                16,637                17,430               12,357
08/31/00                18,426                20,470               13,657
09/30/00                17,514                19,780               12,978
10/31/00                16,200                17,830               11,925
11/30/00                13,441                13,340                9,760
12/31/00                14,360                15,030               10,357
01/31/01                15,076                14,644               11,195
02/28/01                13,146                11,651                9,661
03/31/01                11,869                10,412                8,782


Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Small Company Growth Fund is May 7, 1999. Since Lipper Small-Cap Growth Funds Index, Russell 2000 Growth Index and Russell 2000 Index performance data is not available coincident with the inception date, comparative performance is presented from May 31, 1999.
(b) The Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c) The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 securities with a greater than average growth orientation. The Russell 2000 Growth Index better represents the investment strategy of the Fund. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(d) Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing, management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

FUND AND MANAGER REVIEW

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

The Loomis Sayles Small Company Value Fund attempts to achieve long-term capital growth from investments in common stocks or their equivalent. For the six-month period ended March 31, 2001, the Fund had a total return of 2.97%, compared to the Fund's benchmark, the Russell 2000 Index, total return of - 12.96%. For the same period, the average small-cap-value fund, as measured by Lipper Inc. and the Russell 2000 Value Index posted total returns of 6.38% and 9.16%, respectively.

The past six months have proven to be one of the most difficult periods in the history of U.S. equity markets, punctuating a 12-month period that has seen major indexes such as the S&P 500 and Nasdaq decline between 25% and 60%. Although not immediately evident when the market began under performing last year, it's now painfully apparent that the primary source of the market's travails is a sharp economic slowdown that has put substantial pressure on corporate earnings. Most affected have been those sectors closely associated with the "new economy", in particular Internet and telecommunications related issues. As the business slowdown has broadened, the number of industries that have avoided deteriorating earnings prospects has dwindled to a handful. In structuring the portfolio over this period, we have made a number of modest adjustments, most notably including a reduction in exposure to the technology sector and an increase in weight in financial services. More recently, we have increased exposure to those sectors, such as consumer discretionary and financial services, that are likely to benefit from a declining interest rate environment. Beyond these adjustments, there has been no change in our overall investment strategy or stock selection process. We continue to emphasize a high level of earnings predictability and visibility along with strong value characteristics.

The Fund's strong out-performance against the Russell 2000 Index was primarily due to strong stock and sector selection. Stock selection was a positive contributor in 9 of the 11 Russell economic sectors and was particularly strong in technology, health care and the consumer discretionary sector. From the standpoint of sector contribution, performance was aided by an underweight position in technology and a slightly below benchmark weighting in health care.

Moving into the second half of the fiscal year, we continue to expect a generally weak economic environment, although we believe that the stage is being set for a rebound late this calendar year. This is likely to be driven by the cumulative effect of Federal Reserve Board interest rate cuts, inventory adjustments in the technology sector, and at least a modest tax cut. In the near term however, the weak economy and pressure on earnings continue to justify a defensive bias in our investment posture. We believe a small cap value investing style will continue to generate superior relative returns and that the markets volatility will afford numerous investment opportunities in the shares of high quality companies. Small cap and value oriented investments have historically posted their best relative returns as the economy emerges from a slump, and this clearly appears to be the next inflection point investors will be focused on. In addition, small cap issues remain at a substantial valuation discount to large cap stocks. With a significant percentage of the market now selling at valuations not seen for a decade, we believe the Fund is well positioned for the next several months.

Joseph Gatz and Daniel Thelen are the portfolio managers for the Loomis Sayles Small Company Value Fund.

                             AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2001

---------------------------------------------------------------------
                                                            SINCE
                                        6 MONTHS 1 YEAR  INCEPTION(a)
---------------------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY VALUE FUND     2.97%   6.35%     9.86%
Lipper Small-Cap Value Funds Index(b)      6.07%  14.84%     8.07%
Russell 2000 Index(c)                    -12.96% -15.33%     9.88%
Russell 2000 Value Index(d)                9.16%  19.45%     8.89%

                                 CUMULATIVE PERFORMANCE--INCEPTION(a) TO 3/31/01


                                    [GRAPH]

                                      Loomis Sayles
                   Lipper Small-Cap   Small Company  Russell     Russell 2000
                   Value Funds Index  Value Fund     2000 Index  Value Index

 6/30/1999              10,000           10,000        10,000       10,000
 7/31/1999               9,890            9,900         9,726        9,763
 8/31/1999               9,483            9,610         9,366        9,406
 9/30/1999               9,241            9,400         9,368        9,218
10/31/1999               8,989            9,320         9,406        9,033
11/30/1999               9,217            9,720         9,967        9,080
12/31/1999               9,628           10,113        11,095        9,359
 1/31/2000               9,261            9,853        10,917        9,115
 2/29/2000               9,530           10,611        12,720        9,672
 3/31/2000               9,975           11,089        11,881        9,717
 4/30/2000               9,911           11,016        11,166        9,774
 5/31/2000               9,827           10,476        10,516        9,625
 6/30/2000              10,105           10,902        11,432        9,906
 7/31/2000              10,198           10,912        11,065       10,236
 8/31/2000              10,830           11,649        11,909       10,693
 9/30/2000              10,800           11,452        11,559       10,632
10/31/2000              10,701           11,577        11,043       10,595
11/30/2000              10,276           11,130         9,909       10,379
12/31/2000              11,178           12,278        10,760       11,494
 1/31/2001              11,703           12,611        11,320       11,811
 2/28/2001              11,568           12,266        10,578       11,794
 3/31/2001              11,455           11,792        10,060       11,606


Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Small Company Value Fund is June 30,
    1999.
(b) The Lipper Small-Cap Value Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap value funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Inc.
(c) Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing, management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(d) Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecast growth values. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                              Face
                                                            Amount    Value +

------------------------------------------------------------------------------
 BONDS AND NOTES - 2.5% OF NET ASSETS
 FINANCIAL SERVICES--2.5%
 Finova Capital Corp., 6.625%, 9/15/01 **               $  500,000 $   422,500
                                                                   -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $470,000)                                           422,500
                                                                   -----------
 MUNICIPAL BONDS AND NOTES - 96.0% OF NET ASSETS
 California Educational Facilities Authority
  Revenue,
  6.000%, 2/15/17                                          600,000     624,900
 California Health Facilities Authority Revenue,
  Series A, (MBIA Insured), 5.550%, 8/15/25                300,000     304,308
 California Housing Finance Agency, (MBIA
  Insured),
  5.500%, 8/01/17                                          500,000     514,075
 California Pollution Control, 5.000%, 4/01/08             425,000     452,842
 California State Department of Transportation,
  Certificate Participation, Refunding Series A,
  (MBIA Insured),
  5.250%, 3/01/16                                          500,000     520,000
 California State General Obligations, 5.500%,
  6/01/01                                                  500,000     501,845
 California State General Obligations, 5.750%,
  3/01/13                                                  505,000     538,532
 California State General Obligations, (MBIA
  Insured),
  6.000%, 10/01/14 (Prerefunded 10/1/02 @ 102)             240,000     254,798
 California State General Obligations, (MBIA
  Insured),
  6.000%, 10/01/14                                          10,000      10,538
 California State Public Works Board, Community
  College,
  5.200%, 3/01/06                                          200,000     213,744
 California State Public Works Board, Community
  College,
  5.200%, 4/01/07                                          500,000     535,740
 California State Public Works Lease, 5.400%,
  4/01/04                                                  200,000     211,112
 California State Public Works Lease Revenue,
  Department of Corrections, Series D, 5.375%,
  11/01/14                                                 500,000     527,175
 California Statewide Community Development, St.
  Joseph Health Systems, 4.750%, 7/01/16                   500,000     480,325
 East Bay California Municipal Utility Water
  Systems,
  6.000%, 6/01/12                                          500,000     524,350
 Fresno, California, Unified School District,
  Series D (FSA Insured), 5.125%, 8/01/18                  500,000     506,195
 Industry, California, (MBIA insured), 5.700%,
  7/01/18                                                  290,000     302,050
 Los Angeles State Building Authority, Lease
  Revenue,
  5.375%, 5/01/06                                          300,000     324,405
 Los Angeles, California, Electric Plant Revenue,
  (MBIA Insured), Department of Water & Power,
  6.000%, 6/01/13                                          500,000     512,160
 Los Angeles, California, Electric Plant Revenue,
  Department of Water & Power, 6.375%, 2/01/20           1,000,000   1,047,770
 Los Angeles, California, Water and Power
  Waterworks Revenue, (Department of Water &
  Power), 6.500%, 11/01/10                                 350,000     363,842
 Riverside, California, Electric Revenue, (MBIA
  Insured), 5.200%, 10/01/08                               230,000     241,213
 Sacramento, California, Municipal Utility
  District, 5.700%, 5/15/12                                500,000     523,320
 Sacramento, California, Power Authority, 6.000%,
  7/01/02                                                  500,000     515,955
 Sacramento, California, Unified School District,
  Election of 1999 Series B (FGIC Insured),
  5.000%, 7/01/19                                          500,000     503,620

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                            Face
                                                          Amount    Value +

-----------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES - CONTINUED
 San Diego, California, Open Space Park
  Facility, District One, 5.750%, 1/01/08             $  250,000 $   265,155
 San Francisco Bay Area Rapid Transit
  Authority, (FGIC Insured), 5.450%, 7/01/08             200,000     214,096
 San Francisco, California, City & County
  International Airport Revenue, (AMBAC
  Insured), 6.200%, 5/01/04 (Prerefunded
  5/01/02 @ 102)                                         120,000     126,538
 San Francisco, California, City & County
  International Airport Revenue, (AMBAC
  Insured), 6.200%, 5/01/04                              180,000     189,372
 San Francisco, California, City & County
  Public Utility Water Revenue, Series A,
  6.375%, 11/01/06                                       500,000     531,215
 San Francisco, California, City & County
  Redevelopment Project, Series B, 5.200%,
  8/01/08 (Prerefunded 8/01/03 @ 100)                    250,000     261,050
 San Francisco, California, Public Utilities,
  6.000%, 11/01/15                                       500,000     516,180
 San Francisco, California, Sewer Revenue,
  (AMBAC Insured), 6.000%, 10/01/11                      500,000     526,905
 San Francisco, California, State Building
  Authority,
  5.125%, 10/01/07                                       250,000     269,630
 San Jose, California, Airport Revenue, (FGIC
  Insured),
  5.875%, 3/01/07                                        200,000     222,302
 Southern California, Public Power Transmission
  Revenue, (MBIA Insured), 5.250%, 7/01/10               500,000     540,415
 Turlock, California, Irrigation District
  Revenue, (MBIA Insured), 5.750%, 1/01/18               500,000     508,760
 University of California Revenue, Series B,
  6.500%, 9/01/03                                        300,000     321,318
 Utah State Board Regents Revenue, Hospital,
  University of Utah, 5.250%, 8/01/07                    400,000     413,324
                                                                 -----------
 TOTAL MUNICIPAL BONDS AND NOTES
  (Identified Cost $15,672,332)                                   15,961,074
                                                                 -----------
 SHORT-TERM INVESTMENT - 3.1% OF NET ASSETS
 Repurchase Agreement with State Street Bank
  and Trust Co., dated 3/30/01 at 3.750% to be
  repurchased at $518,162 on 4/02/01
  collateralized by $505,000 U.S. Treasury
  Note, 5.500%
  due 3/31/03 with a value of $530,250                   518,000     518,000
                                                                 -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $518,000)                                         518,000
                                                                 -----------
 TOTAL INVESTMENTS--101.6%
 (IDENTIFIED COST $16,660,332) @                                  16,901,574
 Liabilities, Less Cash and Other Assets--
  (1.6%)                                                            (265,665)
                                                                 -----------
 NET ASSETS--100%                                                $16,635,909
                                                                 ===========

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


+  See Note 1.
** Security in default.
@ At March 31, 2001, the net unrealized appreciation on investments based on cost of $16,660,332 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $351,307 and $110,065, respectively, resulting in net unrealized appreciation of $241,242.

Key to Abbreviations:
AMBAC: American Municipal Bond Assurance Corporation
FGIC:  Federal Guaranty Insurance Corporation
FSA:   Financial Security Assurance
MBIA:  Municipal Bond Insurance Association

       TEN LARGEST HOLDINGS BY MUNICIPAL CLASSIFICATION AT MARCH 31, 2001
                         AS A PERCENTAGE OF NET ASSETS

       General Obligations       21.1%
       Utilities                 20.2%
       Revenue                   11.0%
       Education                 10.2%
       Water & Sewer              9.4%
       Public Works               9.1%
       Healthcare--Services       7.2%
       Transportation & Highway   4.4%
       Financial Services         2.6%
       Air Transport              1.9%

                See accompanying notes to financial statements.

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                               Face
                                                             Amount    Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - 96.0% OF NET ASSETS
 AEROSPACE/DEFENSE--2.4%
 Raytheon Co., 6.750%, 8/15/07                            $ 400,000 $   396,380
                                                                    -----------
 AUTO & RELATED--2.3%
 TRW, Inc., 7.625%, 3/15/06                                 375,000     379,721
                                                                    -----------
 BANKS/SAVINGS & LOANS--9.4%
 Banc One Corp., 8.000%, 4/29/27                            550,000     590,375
 First America Bank Corp., 7.750%, 7/15/04                  150,000     157,148
 First Union Corp., 7.100%, 8/15/04                         300,000     311,925
 Standard Federal Bank, 7.750%, 7/17/06                     450,000     489,546
                                                                    -----------
                                                                      1,548,994
                                                                    -----------
 CABLE--1.0%
 Charter Communications Holdings, 10.000%, 4/01/09          150,000     155,625
                                                                    -----------
 CHEMICALS--2.6%
 IMC Global, Inc., 7.625%, 11/01/05                         190,000     176,540
 Lyondell Chemical Co., 10.875%, 5/01/09                    250,000     253,750
                                                                    -----------
                                                                        430,290
                                                                    -----------
 FINANCIAL SERVICES--8.9%
 Comed Transitional Funding Trust, Class A, 5.630%,
  6/25/09                                                   440,000     439,309
 Household Finance Corp., 7.200%, 7/15/06                   300,000     314,285
 Newcourt Credit Group, Inc., 6.875%, 2/16/05               300,000     306,942
 Sears Roebuck Acceptance Corp., 7.000%, 6/15/07            400,000     403,524
                                                                    -----------
                                                                      1,464,060
                                                                    -----------
 FOREST & PAPER PRODUCTS--4.1%
 Boise Cascade Corp., 9.800%, 4/15/03                       200,000     208,774
 Boise Cascade Corp., 9.980%, 3/27/03                       200,000     209,260
 Georgia-Pacific Group, 7.375%, 12/01/25                    310,000     249,417
                                                                    -----------
                                                                        667,451
                                                                    -----------
 GOVERNMENT AGENCIES--5.8%
 Federal Home Loan Mortgage Corp., 5.750%, 4/15/08          625,000     633,106
 Federal National Mortgage Association, 6.375%,
  6/15/09                                                   300,000     313,875
                                                                    -----------
                                                                        946,981
                                                                    -----------
 LODGING & HOTEL--1.5%
 Host Marriott Corp., Series B, 7.875%, 8/01/08             250,000     238,125
                                                                    -----------
 MORTGAGE RELATED--23.0%
 Federal Home Loan Mortgage Corp., 6.500%, 1/01/27           86,025      85,944
 Federal Home Loan Mortgage Corp., 8.000%, 7/01/25           15,632      16,209
 Federal Home Loan Mortgage Corp., 8.000%, 12/01/26          36,851      38,164
 Federal National Mortgage Association, 7.000%,
  4/01/16                                                 1,000,000   1,022,180
 Federal National Mortgage Association, 7.500%,
  1/01/27                                                    86,058      88,155
 Federal National Mortgage Association, 8.000%,
  6/01/15                                                   518,844     537,326
 Federal National Mortgage Association, 8.000%,
  4/01/30                                                   387,558     399,669
 Federal National Mortgage Association, 8.00%, TBA          420,000     433,125
 Government National Mortgage Association, 6.500%,
  4/15/26                                                    90,851      90,965

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount    Value +

------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 MORTGAGE RELATED--CONTINUED
 Government National Mortgage Association, 8.500%,
  4/15/23                                                $  43,486 $    45,633
 Government National Mortgage Association, 8.500%,
  4/15/30                                                  536,103     555,869
 Government National Mortgage Association, 9.500%,
  9/15/20                                                   54,986      58,869
 Residential Funding Mortgage, Inc., 6.750%,
  12/25/14                                                 397,079     406,875
                                                                   -----------
                                                                     3,778,983
                                                                   -----------
 NATURAL GAS--4.2%
 Columbia Gas Systems, Inc., 7.050%, 11/28/07              675,000     688,844
                                                                   -----------
 OIL & GAS--3.1%
 Union Oil Co., 7.500%, 2/15/29                            500,000     512,860
                                                                   -----------
 OIL & GAS DRILLING EQUIPMENT--2.1%
 Ensco International, Inc., 6.750%, 11/15/07               350,000     349,727
                                                                   -----------
 REAL ESTATE INVESTMENT TRUSTS--0.8%
 Developers Diversified Realty Corp., 6.800%,
  7/23/02                                                  125,000     126,967
                                                                   -----------
 SECURITIES--4.1%
 Lehman Brothers Holdings, Inc., 7.250%, 4/15/03           150,000     154,572
 Lehman Brothers Holdings, Inc., 7.375%, 1/15/07           495,000     515,825
                                                                   -----------
                                                                       670,397
                                                                   -----------
 TELECOMMUNICATIONS--3.3%
 Global Crossings Holdings Ltd., 9.625%, 5/15/08           100,000      94,250
 Sprint Capital Corp., 6.875%, 11/15/28                    380,000     322,981
 Williams Communications Group, Inc., 10.875%,
  10/01/09                                                 160,000     117,600
                                                                   -----------
                                                                       534,831
                                                                   -----------
 TELECOMMUNICATIONS--WIRELESS--1.3%
 Nextel Communications, Inc., 9.375%, 11/15/09             250,000     211,563
                                                                   -----------
 U.S. GOVERNMENT--4.5%
 U.S. Treasury Notes, 5.125%, 12/31/02                     155,000     157,277
 U.S. Treasury Notes, 5.500%, 5/15/09                      515,000     532,943
 U.S. Treasury Notes, 6.750%, 5/15/05                       50,000      54,039
                                                                   -----------
                                                                       744,259
                                                                   -----------
 UTILITIES--10.4%
 Boston Edison Co., 6.800%, 3/15/03                        400,000     411,552
 Duke Capital Corp., 8.000%, 10/01/19                      300,000     321,428
 MidAmerican Energy Holdings Co., 6.375%, 6/15/06          500,000     503,535
 Progress Energy, Inc., 6.750%, 3/01/06                    450,000     461,813
                                                                   -----------
                                                                     1,698,328
                                                                   -----------
 UTILITIES--ELECTRIC--1.2%
 Calpine Corp., 8.500%, 2/15/11                            200,000     203,666
                                                                   -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $15,376,766)                                     15,748,052
                                                                   -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount    Value +

------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT - 2.7% OF NET ASSETS
 Repurchase Agreement with State Street Bank and
  Trust Co., dated 3/30/01 at 3.750% to be
  repurchased at $439,137 on 4/02/01 collateralized
  by $390,000 U.S. Treasury Bond, 6.750% due
  8/15/26 with a value of $449,311                        $439,000 $   439,000
                                                                   -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $439,000)                                           439,000
                                                                   -----------
 TOTAL INVESTMENTS--98.7%
 (IDENTIFIED COST $15,815,766) @                                    16,187,052
 Cash and Other Assets, Less Liabilities--1.3%                         208,632
                                                                   -----------
 NET ASSETS--100%                                                  $16,395,684
                                                                   ===========

+  See Note 1.
@ At March 31, 2001, the net unrealized appreciation on investments based on cost of $15,815,766 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $472,060 and 100,774, respectively, resulting in net unrealized appreciation of $371,286.

Key to Abbreviations:
TBA: To Be Announced

                See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - 93.5% OF NET ASSETS
 NON-CONVERTIBLE BONDS--78.7%
 AEROSPACE/DEFENSE--3.3%
 Lockheed Martin Corp., 7.750%, 5/01/26             USD  4,000,000 $  4,153,080
 Raytheon Co., 6.400%, 12/15/18                          2,475,000    2,121,446
 Raytheon Co., 6.750%, 3/15/18                           5,000,000    4,499,000
 Raytheon Co., 7.000%, 11/01/28                          3,300,000    2,891,262
 Raytheon Co., 7.200%, 8/15/27                           1,000,000      899,850
                                                                   ------------
                                                                     14,564,638
                                                                   ------------
 AIRLINES--1.2%
 Delta Air Lines, Inc., 8.300%, 12/15/29                 5,897,000    5,118,844
                                                                   ------------
 AUTO & RELATED--2.9%
 Cummins Engine Co., Inc., 7.125%, 3/01/28               1,000,000      749,198
 Dana Corp., 7.000%, 3/15/28                             1,250,000      816,113
 Dana Corp., 7.000%, 3/01/29                               725,000      471,866
 Delphi Automotive Systems Corp., 7.125%, 5/01/29        4,700,000    4,214,490
 Exide Corp., 10.000%, 4/15/05                             225,000      171,000
 Ford Motor Co., 6.375%, 2/01/29                           750,000      642,795
 Ford Motor Co., 6.625%, 10/01/28                        3,650,000    3,234,703
 TRW, Inc., 6.650%, 1/15/28                              1,000,000      783,030
 TRW, Inc., 7.750%, 6/01/29                              1,710,000    1,560,252
                                                                   ------------
                                                                     12,643,447
                                                                   ------------
 BANKS/SAVINGS & LOANS--1.6%
 Keycorp Capital II, 6.875%, 3/17/29                     5,250,000    4,386,270
 Keycorp Capital III, 7.750%, 7/15/29                    2,500,000    2,321,900
 National City Bank of Kentucky, 6.300%, 2/15/11           100,000       98,672
                                                                   ------------
                                                                      6,806,842
                                                                   ------------
 BROADCASTING--0.6%
 Fox Family Worldwide, Inc., Zero Coupon Bond,
  11/01/07 (step to 10.250% on 11/01/02) #               3,100,000    2,666,000
                                                                   ------------
 CANADIAN--14.9%
 Canadian Government, Zero Coupon Bond, 6/01/22     CAD 17,500,000    3,204,172
 Canadian Government, Zero Coupon Bond, 6/01/25         71,460,000   11,154,666
 New Brunswick FM Project, Zero Coupon Bond,
  11/30/27 (step to 6.470% on 5/30/03) 144A #            1,250,000      673,784
 Ontario Hydro, Zero Coupon Bond, 8/06/21               15,000,000    2,584,839
 Ontario Hydro, Zero Coupon Bond, 10/15/21              21,500,000    3,660,630
 Province of Alberta, 5.000%, 12/16/08                   2,000,000    1,231,044
 Province of Alberta, 5.394%, 6/14/13                    2,237,500    1,405,847
 Province of Alberta, 5.930%, 9/16/16                    1,458,367      938,900
 Province of British Columbia, Zero Coupon Bond,
  8/23/13                                               11,700,000    3,399,536
 Province of British Columbia, Zero Coupon Bond,
  9/05/20                                               17,278,000    3,101,955
 Province of British Columbia, Zero Coupon Bond,
  5/15/21                                                4,500,000      772,256
 Province of British Columbia, Zero Coupon Bond,
  8/19/22                                                7,365,000    1,179,026
 Province of British Columbia, Zero Coupon Bond,
  9/08/23                                                3,300,000      498,044
 Province of British Columbia, Zero Coupon Bond,
  8/23/24                                               18,000,000    2,560,928

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                             Face
                                                           Amount     Value +

------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 CANADIAN--CONTINUED
 Province of British Columbia, Zero Coupon Bond,
  11/19/27                                         CAD  8,150,000 $    983,416
 Province of British Columbia, 5.700%, 6/18/29          4,300,000    2,517,672
 Province of Manitoba, Zero Coupon Bond, 3/05/31       10,000,000    1,016,676
 Province of Manitoba, 6.500%, 9/22/17                  5,075,000    3,328,950
 Province of Manitoba, 7.750%, 12/22/25                 5,295,000    3,924,330
 Province of Newfoundland, 6.150%, 4/17/28              1,000,000      605,016
 Province of Ontario, Zero Coupon Bond, 7/13/22        36,700,000    6,019,163
 Province of Ontario, Zero Coupon Bond, 6/02/27        27,950,000    3,554,050
 Province of Saskatchewan, Zero Coupon Bond,
  4/10/14                                               5,000,000    1,392,556
 Province of Saskatchewan, 5.750%, 3/05/29              3,460,000    2,035,171
 Province of Saskatchewan (Certificate of
  Deposit), Zero Coupon Bond, 2/04/22                  13,500,000    2,234,935
 Province of Saskatchewan (Certificate of
  Deposit), Zero Coupon Bond, 5/30/25                   4,375,000      598,119
                                                                  ------------
                                                                    64,575,681
                                                                  ------------
 CHEMICALS--0.4%
 Borden, Inc., 7.875%, 2/15/23                     USD  1,850,000    1,332,648
 Borden, Inc., 9.200%, 3/15/21                            500,000      408,680
                                                                  ------------
                                                                     1,741,328
                                                                  ------------
 COMMUNICATIONS--0.6%
 Charter Communications Holdings, Zero Coupon
  Bond, 4/01/11 (step to 9.920% on 4/04/04) #           3,500,000    2,432,500
                                                                  ------------
 COMPUTER HARDWARE--0.5%
 Apple Computer, Inc., 6.500%, 2/15/04                  1,325,000    1,258,750
 International Business Machines Corp., 6.500%,
  1/15/28                                               1,000,000      937,810
                                                                  ------------
                                                                     2,196,560
                                                                  ------------
 COMPUTER SERVICES--0.0%
 Rhythms NetConnections, Inc., Series B, Zero
  Coupon Bond, 5/15/08 (step to 13.500% on
  5/15/03) #                                            2,800,000      196,000
                                                                  ------------
 ELECTRONIC COMPONENTS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09               541,000       75,740
                                                                  ------------
 ENTERTAINMENT--3.4%
 Time Warner Entertainment Co., 6.875%, 6/15/18         2,840,000    2,758,861
 Time Warner Entertainment Co., 6.950%, 1/15/28         6,650,000    6,225,530
 Time Warner Entertainment Co., 7.570%, 2/01/24         1,625,000    1,626,138
 Time Warner, Inc., 6.625%, 5/15/29                     4,700,000    4,239,541
                                                                  ------------
                                                                    14,850,070
                                                                  ------------
 FINANCIAL SERVICES--1.9%
 Community Program Loan Trust, 4.500%, 4/01/29            500,000      412,994
 Green Tree Financial Corp., 7.590%, 7/15/29              500,000      268,280
 Merey Sweeny LP, 8.850%, 12/18/19 144A                   875,000      940,371
 National Rural Utilities Cooperative Finance
  Corp.,
  6.200%, 2/01/08                                          50,000       49,495
 Security Capital Group, Inc., 7.700%, 6/15/28          2,000,000    1,680,780

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 FINANCIAL SERVICES--CONTINUED
 US West Capital Funding, Inc., 6.500%, 11/15/18    USD  1,325,000 $  1,177,064
 US West Capital Funding, Inc., 6.875%, 7/15/28          4,320,000    3,859,704
                                                                   ------------
                                                                      8,388,688
                                                                   ------------
 FOOD & BEVERAGE--1.1%
 ConAgra, Inc., 7.000%, 10/01/28                         2,500,000    2,349,750
 Pepsi Bottling Group, Inc., 7.000%, 3/01/29             2,250,000    2,292,772
                                                                   ------------
                                                                      4,642,522
                                                                   ------------
 FOREIGN GOVERNMENT/AGENCY--6.6%
 Escom, 11.000%, 6/01/08                            ZAR 14,500,000    1,675,384
 Republic of Argentina, 8.875%, 3/01/29             USD  1,500,000      933,000
 Republic of Argentina, 9.750%, 9/19/27                  1,000,000      747,500
 Republic of Brazil, 10.125%, 5/15/27                    5,777,000    4,390,520
 Republic of Brazil, 11.000%, 8/17/40                    1,875,000    1,458,750
 Republic of Brazil C Bond, 8.000%, 4/15/14 PIK         11,544,447    8,846,510
 Republic of Peru, 4.000%, 3/07/17 (step to
  4.500% on 3/07/03)#                                    1,000,000      620,000
 Republic of Philippines, 9.875%, 1/15/19                  750,000      626,250
 Republic of Philippines, 10.625%, 3/16/25               2,000,000    1,730,000
 Republic of South Africa, 8.500%, 6/23/17               1,800,000    1,719,000
 Republic of South Africa, 12.500%, 12/21/06        ZAR  4,000,000      510,586
 Republic of South Africa, 13.000%, 8/31/10             15,700,000    2,040,637
 Republic of South Africa, 13.500%, 9/15/15              7,500,000    1,011,052
 Republic of Venezuela, 9.250%, 9/15/27             USD  3,750,000    2,578,125
                                                                   ------------
                                                                     28,887,314
                                                                   ------------
 FOREIGN ISSUER--8.7%
 APP China Group Ltd., 14.000%, 3/15/10 144A**           2,900,000      319,000
 Bangko Sentral Pilipinas, 8.600%, 6/15/27               2,500,000    1,775,000
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29
  144A                                                   4,400,000    3,410,000
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A         1,000,000      818,440
 Compania de Alimentos Fargo SA, 13.250%, 8/01/08        2,500,000    1,750,000
 Embotelladora Andina SA, 7.625%, 10/01/27               1,300,000    1,112,624
 Empresa Nacional de Electricidad SA (Endesa),
  7.875%, 2/01/27                                          950,000      908,352
 Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A              750,000      668,767
 Indah Kiat Finance Mauritius Ltd., 10.000%,
  7/01/07**                                              1,000,000      180,000
 Jazztel Plc, 13.250%, 12/15/09                     EUR  1,250,000      701,560
 Jazztel Plc, 14.000%, 7/15/10                           1,550,000      897,120
 Korea Electric Power Corp., 6.750%, 8/01/27        USD    500,000      499,035
 Korea Electric Power Corp., 7.400%, 4/01/16             1,128,922    1,090,663
 Multicanal SA, 10.500%, 4/15/18                           500,000      295,000
 Perez Companc SA, 8.125%, 7/15/07 144A                  1,550,000    1,278,750
 Petroleos Mexicanos, 8.625%, 12/01/23 144A                250,000      231,250
 Petroleos Mexicanos, 9.500%, 9/15/27                    1,450,000    1,442,750
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A            725,000      594,500
 Philippine Long Distance Telephone Co., 8.350%,
  3/06/17                                                1,000,000      707,088
 Pindo Deli Finance Mauritius Ltd., 10.750%,
  10/01/07**                                             3,100,000      434,000

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 FOREIGN ISSUER--CONTINUED
 Pindo Deli Finance Mauritius Ltd., 10.875%,
  10/01/27**                                        USD  3,350,000 $    435,500
 Pindo Deli Finance Mauritius Ltd., 11.750%,
  10/01/17**                                             2,000,000      260,000
 PTC International Finance BV, Zero Coupon Bond,
  7/01/07 (step to 10.750% on 7/01/02) #                 2,000,000    1,630,000
 Quezon Power Philippines Co., 8.860%, 6/15/17           1,820,000    1,365,000
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27
  144A                                                   2,000,000    1,582,500
 Siam Commercial Bank Public Co. Ltd.,
  7.500%, 3/15/06 144A                                     750,000      675,000
 Southern Peru Ltd., 7.900%, 5/30/07                       317,719      308,919
 Tata Electric Co., 8.500%, 8/19/17 144A                 3,150,000    2,535,183
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A           2,500,000    2,115,910
 TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to
  11.750% on 6/15/02) #                                  1,000,000      810,000
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A             3,000,000    2,325,000
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04**          1,675,000      217,750
 Total Access Communication Public Co. Ltd.,
  8.375%, 11/04/06 144A                                  2,450,000    2,205,000
 Transener SA, 9.250%, 4/01/08 144A                      1,000,000      805,000
 Transportacion Maritima Mexicana SA de CV,
  10.000%, 11/15/06                                      2,000,000    1,650,000
                                                                   ------------
                                                                     38,034,661
                                                                   ------------
 FOREST & PAPER PRODUCTS--3.0%
 Champion International Corp., 7.350%, 11/01/25          2,425,000    2,238,663
 Fort James Corp., 4.750%, 6/29/04                         500,000      400,854
 Georgia-Pacific Corp. (Timber Group), 7.250%,
  6/01/28                                                2,000,000    1,568,320
 Georgia-Pacific Group, 7.375%, 12/01/25                 6,000,000    4,827,420
 Georgia-Pacific Group, 7.750%, 11/15/29                 2,750,000    2,290,117
 International Paper Co., 6.875%, 11/01/23               1,000,000      898,490
 International Paper Co., 6.875%, 4/15/29                1,000,000      888,880
 Mead Corp., 6.840%, 3/01/37                               100,000       96,504
                                                                   ------------
                                                                     13,209,248
                                                                   ------------
 GOVERNMENT AGENCIES--1.6%
 Federal National Mortgage Association, Zero
  Coupon Bond, 10/29/07                             NZD 11,450,000    2,949,078
 Federal National Mortgage Association, 6.250%,
  5/15/29                                           USD  3,000,000    2,984,070
 Federal National Mortgage Association, 6.375%,
  8/15/07                                           AUD  3,000,000    1,520,120
                                                                   ------------
                                                                      7,453,268
                                                                   ------------
 U.S. GOVERNMENT--0.1%
 U.S. Treasury Strips, Zero Coupon Bond, 2/15/11    USD    171,000      103,258
                                                                   ------------
 HEALTHCARE--PRODUCTS--0.2%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                    1,250,000      941,021
                                                                   ------------
 HEALTHCARE--SERVICES--1.0%
 Columbia/HCA Healthcare Corp., 7.050%, 12/01/27         2,250,000    1,890,000
 Columbia/HCA Healthcare Corp., 7.580%, 9/15/25          1,500,000    1,350,000
 Columbia/HCA Healthcare Corp., 7.690%, 6/15/25          1,000,000      900,000
                                                                   ------------
                                                                      4,140,000
                                                                   ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                            Face
                                                          Amount     Value +

-----------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 HOME BUILDERS--0.2%
 Pulte Corp., 7.625%, 10/15/17                     USD 1,000,000 $    862,780
                                                                 ------------
 INSURANCE--0.4%
 Conseco Financing Trust II, 8.700%, 11/15/26            550,000      316,250
 Conseco, Inc., 8.500%, 10/15/02                       1,000,000      960,000
 UnumProvident Corp., 6.750%, 12/15/28                   500,000      415,805
                                                                 ------------
                                                                    1,692,055
                                                                 ------------
 MEDIA & ENTERTAINMENT--0.2%
 News America Holdings, Inc., 7.700%, 10/30/25           700,000      659,652
                                                                 ------------
 OIL & GAS--5.6%
 Anadarko Petroleum Corp., 6.625%, 1/15/28             1,000,000      927,460
 Chesapeake Energy Corp., 8.500%, 3/15/12                500,000      491,250
 Chesapeake Energy Corp., Series B, 7.875%,
  3/15/04                                                700,000      693,000
 Global Marine, Inc., 7.000%, 6/01/28                  1,000,000      938,710
 Kerr-McGee Corp., 7.125%, 10/15/27                      800,000      778,000
 Pennzoil-Quaker State Co., 7.375%, 4/01/29            8,350,000    5,808,093
 Phillips 66 Capital Trust II, 8.000%, 1/15/37         1,300,000    1,256,476
 Pioneer Natural Resources Co., 7.200%, 1/15/28          750,000      615,000
 Seabulk International, Inc., 12.500%, 6/30/07           505,225      419,336
 Seagull Energy Corp., 7.500%, 9/15/27                 3,500,000    3,304,105
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28          1,750,000    1,668,363
 Tosco Corp., 7.800%, 1/01/27                          3,400,000    3,614,880
 Union Pacific Resources Group, Inc., 7.050%,
  5/15/18                                                500,000      506,605
 Union Pacific Resources Group, Inc., 7.150%,
  5/15/28                                              2,800,000    2,781,212
 Williams Companies, Inc., 7.625%, 7/15/19               500,000      502,020
                                                                 ------------
                                                                   24,304,510
                                                                 ------------
 OIL & GAS DRILLING EQUIPMENT--0.8%
 R & B Falcon Corp., Series B, 7.375%, 4/15/18         3,500,000    3,418,093
                                                                 ------------
 RAIL--TRANSPORT--0.1%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45          500,000      285,000
                                                                 ------------
 REAL ESTATE INVESTMENT TRUSTS--4.4%
 AMB Property Corp., 7.500%, 6/30/18                   1,500,000    1,389,180
 CarrAmerica Realty Corp., 6.875%, 3/01/08               500,000      490,685
 EOP Operating LP, 7.250%, 2/15/18                     2,000,000    1,860,080
 First Industrial, 7.500%, 12/01/17                    3,000,000    2,682,960
 First Industrial, 7.600%, 7/15/28                     6,000,000    5,279,760
 ProLogis Trust, 7.100%, 4/15/08                       3,400,000    3,421,692
 Rockefeller Center Properties, 7.438%, 12/31/07         650,000      627,335
 Spieker Properties, Inc., 7.350%, 12/01/17              500,000      465,440
 Susa Partnership LP, 7.450%, 7/01/18                  1,500,000    1,213,320
 Susa Partnership LP, 7.500%, 12/01/27                 1,750,000    1,336,877
 TriNet Corporate Realty Trust, Inc., 7.700%,
  7/15/17                                                500,000      329,705
                                                                 ------------
                                                                   19,097,034
                                                                 ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 RETAIL--GENERAL--2.2%
 Dillard's, Inc., 6.430%, 8/01/04                   USD  1,000,000 $    919,870
 Dillon Read Structured Finance Corp., 7.430%,
  8/15/18                                                1,000,000      715,000
 Dillon Read Structured Finance Corp., 8.550%,
  8/15/19                                                  500,000      365,000
 Dillon Read Structured Finance Corp., Series A,
  6.660%, 8/15/10                                          700,769      595,654
 J.C. Penney Co., Inc., 7.050%, 5/23/05                  1,000,000      830,000
 J.C. Penney Co., Inc., 7.125%, 11/15/23                   500,000      327,012
 J.C. Penney Co., Inc., 7.375%, 8/15/08                    650,000      500,500
 J.C. Penney Co., Inc., 7.600%, 4/01/07                  1,950,000    1,556,488
 J.C. Penney Co., Inc., 7.650%, 8/15/16                  1,000,000      662,634
 J.C. Penney Co., Inc., 7.950%, 4/01/17                    700,000      463,362
 K Mart Corp., 7.950%, 2/01/23                           2,300,000    1,714,121
 Sears Roebuck Acceptance Corp., 6.500%, 12/01/28          250,000      213,022
 Woolworth Corp., 8.500%, 1/15/22                        1,000,000      717,115
                                                                   ------------
                                                                      9,579,778
                                                                   ------------
 SUPRANATIONAL--3.3%
 European Bank for Reconstruction & Development,
  Zero Coupon Bond, 2/10/28                         AUD  2,500,000      249,460
 International Bank for Reconstruction &
  Development, Zero Coupon Bond, 8/20/07            NZD 37,850,000   10,181,626
 International Bank for Reconstruction &
  Development, 5.500%, 11/03/08                          9,250,000    3,514,901
 International Bank for Reconstruction &
  Development, 8.000%, 5/23/07                           1,000,000      432,054
                                                                   ------------
                                                                     14,378,041
                                                                   ------------
 TAXABLE MUNICIPAL--0.2%
 Orange County, California Pension Obligation,
  Zero Coupon Bond, 9/01/16                         USD  2,000,000      725,040
                                                                   ------------
 TELECOMMUNICATIONS--2.3%
 Hyperion Telecommunications, Inc., Series B,
  Zero Coupon Bond, 4/15/03 (step to 13.000% on
  4/15/01) #                                               500,000      455,000
 Intermedia Communications, Inc., Zero Coupon
  Bond, 3/01/09 (step to 12.250% on 3/01/04) #           1,500,000    1,065,000
 Level 3 Communications, Inc., Zero Coupon Bond,
  12/01/08 (step to 10.500% on 12/01/03) #               3,600,000    1,692,000
 Level 3 Communications, Inc., Zero Coupon Bond,
  3/15/10 (step to 12.875% on 03/15/05) #                  500,000      190,000
 Level 3 Communications, Inc., 10.750%, 3/15/08     EUR  1,200,000      783,993
 Lucent Technologies, Inc., 6.450%, 3/15/29         USD    285,000      182,007
 Lucent Technologies, Inc., 7.250%, 7/15/06                100,000       82,500
 Nextlink Communications, Inc., Zero Coupon Bond,
  6/01/09 (step to 12.250% on 6/01/04) #                 1,650,000      544,500
 Nextlink Communications, Inc., Zero Coupon Bond,
  4/15/08 (step to 9.450% on 4/15/03) #                  1,500,000      585,000
 NTL Communications Corp., Series B, Zero Coupon
  Bond, 4/15/09 (step to 9.750% on 4/15/04) #       GBP  1,000,000      680,996
 NTL, Inc., 10.750%, 4/01/08 144A                   USD    250,000      213,248

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 TELECOMMUNICATIONS--CONTINUED
 Pacific Bell, 7.000%, 7/15/04                       USD   100,000 $    104,315
 RCN Corp., Zero Coupon Bond, 10/15/07 (step to
  11.125% on 10/15/02) #                                 3,500,000      910,000
 RCN Corp., Zero Coupon Bond, 2/15/08 (step to
  9.800% on 2/15/03) #                                   4,350,000    1,087,500
 RCN Corp., Zero Coupon Bond, 7/01/08 (step to
  11.000% on 7/01/03) #                                  2,100,000      483,000
 Sprint Capital Corp., 6.875%, 11/15/28                    500,000      424,975
 Sprint Capital Corp., 6.900%, 5/01/19                      50,000       43,872
 Teligent, Inc., Zero Coupon Bond, 3/01/08 (step
  to
  11.500% on 3/01/03) #                                  2,500,000       50,000
 XO Communications, Inc., Zero Coupon Bond,
  12/01/09 (step to 12.125% on 12/01/04) #               1,700,000      527,000
                                                                   ------------
                                                                     10,104,906
                                                                   ------------
 TELECOMMUNICATIONS--WIRELESS--0.9%
 Nextel Communications, Inc., Zero Coupon Bond,
  10/31/07 (step to 9.750% on 10/31/02) #                1,725,000    1,224,750
 Nextel Communications, Inc., Zero Coupon Bond,
  2/15/08 (step to 9.950% on 2/15/03) #                  1,000,000      675,000
 Nextel International, Inc., Zero Coupon Bond,
  4/15/08 (step to 12.125% on 4/15/03) #                 3,845,000    1,922,500
                                                                   ------------
                                                                      3,822,250
                                                                   ------------
 TEXTILE & APPAREL--0.3%
 Kellwood Co., 7.625%, 10/15/17                          2,000,000    1,320,526
 Phillips Van Heusen Corp., 7.750%, 11/15/23                50,000       42,500
                                                                   ------------
                                                                      1,363,026
                                                                   ------------
 TOBACCO--1.9%
 Philip Morris Cos., Inc., 7.750%, 1/15/27               8,150,000    8,172,086
                                                                   ------------
 TRANSPORTATION--0.2%
 American President Cos. Ltd., 7.125%, 11/15/03          1,250,000      948,625
 American President Cos. Ltd., 8.000%, 1/15/24             150,000       83,250
 Norfolk Southern Corp., 7.800%, 5/15/27                    50,000       51,427
                                                                   ------------
                                                                      1,083,302
                                                                   ------------
 UTILITIES--2.1%
 AES Corp., 8.875%, 11/01/27                             1,000,000      870,000
 Boston Edison Co., 7.800%, 3/15/23                        500,000      499,614
 KN Capital Trust, 7.630%, 4/15/28                       1,000,000      916,817
 KN Energy, Inc., 7.250%, 3/01/28                        3,850,000    3,718,214
 Pacific Gas & Electric Co., 7.375%, 11/01/05 144A
  **                                                       950,000      726,750
 Potomac Electric Power Co., 6.250%, 10/15/07              100,000      101,729
 Salton Sea Funding Corp., 7.840%, 5/30/10                 750,000      701,325
 Southern California Edison Co., 6.650%, 4/01/29           500,000      315,000
 Southern California Edison Co., 7.200%, 11/03/03          250,000      197,500
 Texas-New Mexico Power Co., 6.250%, 1/15/09             1,000,000      925,350
                                                                   ------------
                                                                      8,972,299
                                                                   ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $373,173,517)                                   $342,187,482
                                                                   ------------
 CONVERTIBLE BONDS--14.8%
 AUTO & RELATED--0.9%
 Exide Corp., 2.900%, 12/15/05 144A                  USD 2,859,000    1,243,665
 Magna International, Inc. Class A, 4.875%,
  2/15/05                                                3,000,000    2,838,750
                                                                   ------------
                                                                      4,082,415
                                                                   ------------
 CANADIAN--0.0%
 Rogers Communications, Inc., 2.000%, 11/26/05       CAD   250,000      186,680
                                                                   ------------
 COMPUTERS--0.6%
 Cray Research, Inc., 6.125%, 2/01/11                USD   463,000      152,790
 Hutchinson Technology, Inc., 6.000%, 3/15/05            1,100,000      851,125
 Maxtor Corp., 5.750%, 3/01/12                             507,000      354,900
 Quantum Corp.--DLT & Storage Systems,
  7.000%, 8/01/04                                        1,000,000      849,400
 Silicon Graphics, Inc., 5.250%, 9/01/04                   300,000      177,000
 Western Digital, Zero Coupon Bond, 2/18/18 144A           750,000      221,250
                                                                   ------------
                                                                      2,606,465
                                                                   ------------
 DIVERSIFIED OPERATIONS--1.8%
 Ogden Corp., 5.750%, 10/20/02                             850,000      767,283
 Thermo Electron Corp., 4.250%, 1/01/03 144A             7,200,000    6,931,440
                                                                   ------------
                                                                      7,698,723
                                                                   ------------
 ELECTRONIC COMPONENTS--1.0%
 EDO Corp., 7.000%, 12/15/11                               440,000      379,980
 Kent Electronics Corp., 4.500%, 9/01/04                 3,900,000    3,763,500
                                                                   ------------
                                                                      4,143,480
                                                                   ------------
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.4%
 Analog Devices, Inc., 4.750%, 10/01/05                  1,500,000    1,323,750
 Richardson Electronics Ltd., 7.250%, 12/15/06             300,000      246,750
 Vitesse Semiconductor Corp., 4.000%, 3/15/05              250,000      183,125
                                                                   ------------
                                                                      1,753,625
                                                                   ------------
 ENVIRONMENTAL SERVICES--0.5%
 Thermo TerraTech, Inc., 4.625%, 5/01/03                   600,000      573,000
 Thermo TerraTech, Inc., 4.625%, 5/01/03 144A            1,500,000    1,432,500
                                                                   ------------
                                                                      2,005,500
                                                                   ------------
 FINANCIAL SERVICES--0.6%
 Bell Atlantic Financial Services, 5.750%, 4/01/03       2,100,000    2,096,115
 Ford Motor Credit Co., 8.000%, 10/15/04 144A              500,000      515,557
                                                                   ------------
                                                                      2,611,672
                                                                   ------------
 FOREIGN ISSUER--1.3%
 APP Finance VII Mauritius Ltd., Zero Coupon Bond,
  11/18/12**                                             4,000,000       70,000
 APP Finance VII Mauritius Ltd., 3.500%, 4/30/03**         875,000       35,000

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                           Face
                                                         Amount     Value +

----------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 FOREIGN ISSUER--CONTINUED
 Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04   USD  1,975,000 $    987,500
 Burns, Philp, 5.500%, 4/30/04                        1,000,000      660,000
 Colt Telecom Group Plc, 2.000%, 12/16/06        EUR  1,250,000      796,161
 Colt Telecom Group Plc, 2.000%, 4/03/07              2,000,000    1,261,054
 Empresas ICA Sociedad, 5.000%, 3/15/04          USD    700,000      490,000
 Loxley Public Co. Ltd., 2.500%, 4/04/01**              700,000      288,750
 Siam Commercial Bank Public Co. Ltd., 3.250%,
  1/24/04                                               375,000      183,750
 Ssangyong Oil Refining Co., Inc., 3.000%,
  12/31/04                                              500,000      380,000
 Telewest Communications Plc, 5.250%, 2/19/07    GBP    650,000      645,934
                                                                ------------
                                                                   5,798,149
                                                                ------------
 FREIGHT TRANSPORTATION--0.0%
 Worldway Corp., 6.250%, 4/15/11                 USD    225,000      168,750
                                                                ------------
 HEALTHCARE--BIOTECHNOLOGY--0.3%
 Affymetrix, Inc., 4.750%, 2/15/07                      375,000      228,281
 Affymetrix, Inc., 4.750%, 2/15/07 144A                 500,000      304,375
 Human Genome Sciences, Inc., 3.750%, 3/15/07
  144A                                                1,000,000      716,250
                                                                ------------
                                                                   1,248,906
                                                                ------------
 HEALTHCARE--DRUGS--0.2%
 Glycomed, Inc., 7.500%, 1/01/03                        550,000      441,375
 NABI, Inc., 6.500%, 2/01/03                            525,000      399,000
                                                                ------------
                                                                     840,375
                                                                ------------
 HEALTHCARE--SERVICES--0.4%
 Healthsouth Corp., 3.250%, 4/01/03                   1,530,000    1,387,863
 Tenet Healthcare Corp., 6.000%, 12/01/05               250,000      225,000
                                                                ------------
                                                                   1,612,863
                                                                ------------
 HOME BUILDERS--0.1%
 Schuler Homes, Inc., 6.500%, 1/15/03                   400,000      391,000
                                                                ------------
 HOTELS--0.1%
 Hilton Hotels Corp., 5.000%, 5/15/06                   400,000      346,000
                                                                ------------
 INDUSTRIAL EQUIPMENT--0.1%
 MascoTech, Inc., 4.500%, 12/15/03                      500,000      378,125
                                                                ------------
 INSURANCE--2.8%
 Loews Corp., 3.125%, 9/15/07                        13,675,000   12,321,175
                                                                ------------
 MACHINERY--0.0%
 Intevac, Inc., 6.500%, 3/01/04                         150,000       76,500
                                                                ------------
 MANUFACTURING--0.2%
 Hexcel Corp., 7.000%, 8/01/03                          500,000      451,250
 Hexcel Corp., 7.000%, 8/01/11                          750,000      532,500
                                                                ------------
                                                                     983,750
                                                                ------------
 MULTI-INDUSTRY--0.1%
 Thermo Instrument Systems, Inc., 4.500%,
  10/15/03 144A                                         500,000      477,500
                                                                ------------
 OFFICE EQUIPMENT--0.8%
 Xerox Corp., 0.570%, 4/21/18                        10,084,000    3,478,980
                                                                ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 OIL--DRILLING EQUIPMENT--0.1%
 Parker Drilling Co., 5.500%, 8/01/04                USD   300,000 $    273,000
                                                                   ------------
 OIL & GAS--1.7%
 Baker Hughes, Inc., Zero Coupon Bond, 5/05/08           6,100,000    4,898,300
 Devon Energy Corp., 4.900%, 8/15/08                       900,000      891,000
 Devon Energy Corp., 4.950%, 8/15/08                       500,000      495,000
 Diamond Offshore Drilling, Inc., 3.750%, 2/15/07          500,000      510,400
 Key Energy Group, Inc., 5.000%, 9/15/04                   500,000      438,125
 Noram Energy Corp., 6.000%, 3/15/12                       250,000      240,000
                                                                   ------------
                                                                      7,472,825
                                                                   ------------
 REAL ESTATE INVESTMENT TRUSTS--0.4%
 Federal Realty Investors Trust, 5.250%, 10/28/03        1,750,000    1,456,875
 Sizeler Property Investors, Inc., 8.000%, 7/15/03         250,000      232,500
                                                                   ------------
                                                                      1,689,375
                                                                   ------------
 TELECOMMUNICATIONS--0.4%
 At Home Corp., 4.750%, 12/15/06                         1,000,000      592,500
 Broadband Technologies, Inc., 5.000%, 5/15/01 **        1,240,000       99,200
 Efficient Networks, Inc., 5.000%, 3/15/05                 100,000       99,000
 NTL Communications, Inc., 5.750%, 12/15/09              1,350,000      727,312
                                                                   ------------
                                                                      1,518,012
                                                                   ------------
 TEXTILE & APPAREL--0.0%
 Dixie Yarns, Inc., 7.000%, 5/15/12                        166,000       49,800
                                                                   ------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $69,320,795)                                      64,213,645
                                                                   ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $442,494,312)                                    406,401,127
                                                                   ------------
                                                            Shares
-------------------------------------------------------------------------------
 COMMON STOCKS - 0.3% OF NET ASSETS
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.3%
 Park Electrochemical Corp.                                 49,777    1,124,960
                                                                   ------------
 OIL & GAS--0.0%
 Seabulk International, Inc. *                              20,817      163,934
                                                                   ------------
 STEEL--0.0%
 Geneva Steel Holdings Corp. *                              27,420       46,700
                                                                   ------------
 TOTAL COMMON STOCKS
  (Identified Cost $3,313,287)                                        1,335,594
                                                                   ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                            Shares     Value +

-------------------------------------------------------------------------------
 PREFERRED STOCKS - 3.4% OF NET ASSETS
 NON-CONVERTIBLE PREFERRED STOCKS--2.1%
 CHEMICALS--MAJOR--0.0%
 E.I. du Pont DeNemours & Co., $3.50                           300 $     16,350
                                                                   ------------
 REAL ESTATE INVESTMENT TRUSTS--1.3%
 AMB Property Corp., 8.50%                                  16,300      407,500
 Archstone Communities Trust, Series C, 8.625%               2,300       57,592
 CarrAmerica Realty Corp., Series B, 8.570%                 40,000      936,000
 Colonial PropertiesTrust, Series A, 8.750%                 24,700      576,745
 Developers Diversified Realty Corp., 8.680%                 5,300      118,561
 Developers Diversified Realty Corp., Class C, 8.375%       26,800      611,040
 Duke-Weeks Realty Corp., Series F, 8.000%                   5,500      136,125
 Equity Office Properties Trust, Series A, 8.980%            5,200      131,196
 Equity Office Properties Trust, Series C, 8.625%            6,100      154,330
 Equity Residential Properties Trust, Series C,
  9.125%                                                    15,000      393,750
 Equity Residential Properties Trust, Series L,
  7.625%                                                     9,200      224,480
 First Industrial Realty Trust, Inc., Series B,
  8.750%                                                    14,200      350,030
 First Industrial Realty Trust, Inc., Series D,
  7.950%                                                     5,900      133,930
 First Industrial Realty Trust, Inc., Series E,
  7.900%                                                    15,750      354,375
 Highwoods Properties, Inc., Series B, 8.000%               11,300      250,408
 Highwoods Properties, Inc., Series D, 8.000%               13,900      305,522
 ProLogis Trust, Series D, 7.920%                            3,400       79,560
 ProLogis Trust, Series E, 8.750%                            5,000      121,850
 Public Storage, Inc., Series K, 8.250%                      4,300      106,296
 Public Storage, Inc., Series L, 8.250%                     10,000      247,800
                                                                   ------------
                                                                      5,697,090
                                                                   ------------
 TELECOMMUNICATIONS--0.3%
 Adelphia Business Solutions, Inc., Series B, 12.875%
  PIK                                                        2,542    1,271,139
                                                                   ------------
 UTILITIES--0.5%
 Del Marva Power & Light Co., 4.000%                           434       24,087
 Entergy Louisiana, Inc., 4.440%                               830       44,612
 Entergy New Orleans, Inc., 4.360%                              90        4,365
 Entergy New Orleans, Inc., 4.750%                           2,876      172,560
 MDU Resources Group, Inc., 5.100%                             840       80,535
 Niagara Mohawk Power Corp., 3.400%                          5,100      219,963
 Niagara Mohawk Power Corp., 3.600%                            200        9,226
 Niagara Mohawk Power Corp., 3.900%                            250       12,250
 Niagara Mohawk Power Corp., 4.850%                          2,850      185,250
 Pacific Gas & Electric Co., 5.000%**                       18,900      186,165
 Pacific Gas & Electric Co., Series H, 4.500%**             10,000       82,000
 PG&E Corp., 6.570%                                         35,000      455,000
 Public Service Electric & Gas Co., 4.180%                   1,950      117,000
 Southern California Edison Co., 6.450%                      2,500      166,797
 Union Electric Co., $4.50                                   6,500      409,500
 Xcel Energy, Inc., 4.080%                                     100        6,300
                                                                   ------------
                                                                      2,175,610
                                                                   ------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $9,228,649)                                        9,160,189
                                                                   ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                        Shares     Value +

---------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS--1.3%
 AUTO & RELATED--0.0%
 Federal-Mogul Corp., 7.000%                            15,000 $     52,500
                                                               ------------
 BUILDING MATERIALS--0.1%
 Owens Corning, 6.500% **                               83,000      280,125
                                                               ------------
 FINANCIAL SERVICES--0.1%
 Newell Financial Trust I, 5.250%                       12,500      490,625
                                                               ------------
 FOREIGN ISSUER--0.2%
 Philippine Long Distance Telephone Co. $3.50 GDS       27,500      893,750
                                                               ------------
 METALS--0.0%
 Bethlehem Steel Corp., $3.50                            7,500       63,750
                                                               ------------
 OIL & GAS--0.6%
 EVI, Inc., 5.000%                                      53,500    2,721,812
                                                               ------------
 REAL ESTATE INVESTMENT TRUSTS--0.2%
 Equity Residential Properties Trust, 7.250%            38,000      916,940
                                                               ------------
 RETAIL--GENERAL--0.1%
 K Mart Financing Corp., 7.750%                          7,000      286,300
                                                               ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $7,714,982)                                    5,705,802
                                                               ------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $16,943,631)                                  14,865,991
                                                               ------------
 WARRANTS - 0.0% OF NET ASSETS
 FOREIGN ISSUER--0.0%
 Asia Pulp & Paper Ltd., expiring 03/15/05 144 *         2,900            0
 Jazztel Plc, expiring 07/15/10 144A *                   1,550       27,186
                                                               ------------
                                                                     27,186
                                                               ------------
 OIL & GAS--0.0%
 Seabulk International, Inc., expiring 06/30/07 *        2,822        5,644
 Seabulk International, Inc., expiring 12/15/03 *          761          333
                                                               ------------
                                                                      5,977
                                                               ------------
 TOTAL WARRANTS
  (Identified Cost $6,531)                                           33,163
                                                               ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                            Face
                                                          Amount      Value +
-----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT - 0.7% OF NET ASSETS
 Repurchase Agreement with State Street Bank and
  Trust Co., dated 3/30/01 at 3.750% to be
  repurchased at $2,826,883 on 4/02/01
  collateralized by $2,790,000 U.S. Treasury
  Note, 5.625% due 12/31/02 with a value of
  $2,887,650                                       USD 2,826,000 $  2,826,000
                                                                 ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $2,826,000)                                      2,826,000
                                                                 ------------
 TOTAL INVESTMENTS--97.9%
 (IDENTIFIED COST $465,583,761) @                                 425,461,875
 Cash and Other Assets, Less Liabilities--2.1%                      9,169,568
                                                                 ------------
 NET ASSETS--100%                                                $434,631,443
                                                                 ============

   +   See Note 1.
   # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 PIK   All or a portion of income may be received as additional securities.
 **    Security in default
  *    Non-income producing security
  @ At March 31, 2001, the net unrealized depreciation on investments based on cost of $465,583,761 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,617,537 and $56,739,423, respectively, resulting in net unrealized depreciation of $40,121,886.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
GDS: Global Depositary Shares
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                               Face
                                                             Amount    Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - 87.8% OF NET ASSETS
 NON-CONVERTIBLE BONDS--61.1%
 AGRICULTURAL--0.8%
 IMC Global, Inc., 7.300%, 1/15/28                    USD   225,000 $   149,335
 IMC Global, Inc., 7.375%, 8/01/18                          250,000     186,620
                                                                    -----------
                                                                        335,955
                                                                    -----------
 AIRLINES--0.5%
 Delta Air Lines, Inc., 8.300%, 12/15/29                    250,000     217,011
                                                                    -----------
 AUTO & RELATED--0.2%
 Federal-Mogul Corp., 7.500%, 1/15/09                       500,000      65,000
 Federal-Mogul Corp., 7.875%, 7/01/10                       250,000      32,500
                                                                    -----------
                                                                         97,500
                                                                    -----------
 CHEMICALS--1.0%
 Borden, Inc., 7.875%, 2/15/23                              370,000     266,529
 Borden, Inc., 9.200%, 3/15/21                              150,000     122,604
                                                                    -----------
                                                                        389,133
                                                                    -----------
 COMMUNICATIONS--3.1%
 Charter Communications Holdings, Zero Coupon Bond,
  4/01/11 (step to 9.920% on 4/04/04) #                   1,250,000     868,750
 Williams Communications Group, Inc., 10.700%,
  10/01/07                                                  375,000     286,875
 Williams Communications Group, Inc., 11.700%,
  8/01/08                                                   125,000      98,125
                                                                    -----------
                                                                      1,253,750
                                                                    -----------
 COMPUTER SERVICES--0.5%
 Exodus Communications, Inc., 11.625%, 7/15/10              200,000     161,000
 Rhythms NetConnections, Inc., Series B, Zero
  Coupon Bond, 5/15/08 (step to 13.500% on 5/15/03)
  #                                                         750,000      52,500
                                                                    -----------
                                                                        213,500
                                                                    -----------
 ELECTRONIC COMPONENTS--0.1%
 Zenith Electronics Corp., 8.190%, 11/01/09                 145,000      20,300
                                                                    -----------
 ENTERTAINMENT--0.1%
 Boston Celtics Ltd., 6.000%, 6/30/38                        44,000      25,135
                                                                    -----------
 FINANCIAL SERVICES--1.7%
 Green Tree Financial Corp., 7.590%, 7/15/29                250,000     134,140
 Green Tree Financial Corp., 7.900%, 4/15/27                125,000      70,903
 Panda Funding Corp., 11.625%, 8/20/12                      271,120     244,008
 Port Arthur Finance Corp., 12.500%, 1/15/09                250,000     247,500
                                                                    -----------
                                                                        696,551
                                                                    -----------
 FOREIGN GOVERNMENT/AGENCY--7.5%
 City of Buenos Aires, 10.500%, 5/28/04 144A          ARS   250,000     205,000
 Republic of Argentina, 8.875%, 3/01/29               USD   325,000     202,150
 Republic of Brazil, 10.125%, 5/15/27                       675,000     513,000
 Republic of Brazil C Bond, 8.000%, 4/15/14 PIK             677,273     518,995
 Republic of Panama, 4.500%, 7/17/14 (steps to
  4.750% on 7/17/01) #                                      300,000     250,500
 Republic of Peru, 4.000%, 3/07/17 (steps to 4.500%
  on 3/07/03) #                                             700,000     434,000

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                               Face
                                                             Amount    Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 FOREIGN GOVERNMENT/AGENCY--CONTINUED
 Republic of South Africa, 13.500%, 9/15/15           ZAR 1,500,000 $   202,210
 Republic of Venezuela, 9.250%, 9/15/27               USD 1,050,000     721,875
                                                                    -----------
                                                                      3,047,730
                                                                    -----------
 FOREIGN ISSUER--16.8%
 Alestra SA de RL de CV, 12.125%, 5/15/06                   125,000     108,125
 APP China Group Ltd., 14.000%, 3/15/10 144A**              250,000      27,500
 Bangko Sentral Pilipinas, 8.600%, 6/15/27                  525,000     372,750
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A         400,000     310,000
 Cablevision SA, 13.750%, 4/30/07 144A                      275,000     195,250
 Compania de Alimentos Fargo SA, 13.250%, 8/01/08           625,000     437,500
 Espirito Santo Centrais Eletricas SA, 10.000%,
  7/15/07                                                   375,000     316,875
 Hyundai Semiconductor, 8.250%, 5/15/04 144A                250,000     160,000
 Hyundai Semiconductor, 8.625%, 5/15/07 144A                450,000     288,000
 Jazztel Plc, 13.250%, 12/15/09                       EUR   500,000     280,624
 Korea Electric Power Corp., 7.400%, 4/01/16          USD   242,542     234,322
 Murrin Murrin Holdings Property Ltd., 9.375%,
  8/31/07                                                   325,000     250,250
 Petroleos Mexicanos, 8.625%, 12/01/23 144A                 275,000     254,375
 Petroleos Mexicanos, 9.250%, 3/30/18                       475,000     479,750
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A             250,000     205,000
 Philippine Long Distance Telephone Co., 8.350%,
  3/06/17                                                   575,000     406,575
 Pindo Deli Finance Mauritius Ltd., 10.750%,
  10/01/07**                                                600,000      84,000
 Pindo Deli Finance Mauritius Ltd., 10.875%,
  10/01/27**                                                700,000      91,000
 Quezon Power Philippines Co., 8.860%, 6/15/17              325,000     243,750
 Siam Commercial Bank Public Co. Ltd., 7.500%,
  3/15/06 144A                                              275,000     247,500
 Tata Electric Co., 8.500%, 8/19/17 144A                    500,000     402,410
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A              335,000     283,532
 TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to
  11.750% on 6/15/02) #                                     750,000     607,500
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04**             250,000      32,500
 Transportacion Maritima Mexicana SA de CV,
  10.000%, 11/15/06                                         375,000     309,375
 Xerox Capital (Europe) Plc, 5.250%, 12/03/04         EUR   375,000     202,510
                                                                    -----------
                                                                      6,830,973
                                                                    -----------
 INSURANCE--1.1%
 Conseco Finance Trust III, 8.796%, 4/01/27           USD   125,000      71,875
 Conseco, Inc., 8.500%, 10/15/02                            400,000     384,000
                                                                    -----------
                                                                        455,875
                                                                    -----------
 OFFICE EQUIPMENT--0.4%
 Xerox Capital Trust I, 8.000%, 2/01/27                     500,000     140,000
                                                                    -----------
 OIL & GAS--3.7%
 Chesapeake Energy Corp., Series B, 7.875%, 3/15/04         200,000     198,000
 Pennzoil-Quaker State Co., 7.375%, 4/01/29               1,000,000     695,580
 Pioneer Natural Resources Co., 7.200%, 1/15/28             500,000     410,000
 Seabulk International, Inc., 12.500%, 6/30/07              252,612     209,668
                                                                    -----------
                                                                      1,513,248
                                                                    -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                               Face
                                                             Amount    Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 OIL & GAS REFINING--0.1%
 Clark Oil & Refining Corp., 9.500%, 9/15/04          USD    48,000 $    41,760
                                                                    -----------
 RAIL--TRANSPORT--0.2%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45             172,000      98,040
                                                                    -----------
 RETAIL--GENERAL--5.5%
 Dillard's, Inc., 6.430%, 8/01/04                           250,000     229,968
 Dillon Read Structured Finance Corp., 7.430%,
  8/15/18                                                   250,000     178,750
 Dillon Read Structured Finance Corp., 8.375%,
  8/15/15                                                   250,000     198,750
 Dillon Read Structured Finance Corp., Series A,
  6.660%, 8/15/10                                           175,192     148,913
 J.C. Penney Co., Inc., 6.875%, 10/15/15                    250,000     165,000
 J.C. Penney Co., Inc., 7.125%, 11/15/23                    300,000     196,207
 J.C. Penney Co., Inc., 7.375%, 8/15/08                     250,000     192,500
 K Mart Corp., 7.950%, 2/01/23                              200,000     149,054
 Venator Group, Inc., 7.000%, 10/15/02                      125,000     119,253
 Woolworth Corp., 8.500%, 1/15/22                           910,000     652,575
                                                                    -----------
                                                                      2,230,970
                                                                    -----------
 TELECOMMUNICATIONS--8.9%
 Call-Net Enterprises, Inc., Zero Coupon Bond,
  5/15/09 (step to 10.800% on 5/15/04) #                    500,000      77,500
 Hyperion Telecommunications, Inc., Series B, Zero
  Coupon Bond, 4/15/03 (step to 13.000% on 4/15/01)
  #                                                         150,000     136,500
 Intermedia Communications, Inc., Zero Coupon Bond,
  3/01/09 (step to 12.250% on 3/01/04) #                    750,000     532,500
 Level 3 Communications, Inc., Zero Coupon Bond,
  12/01/08 (step to 10.500% on 12/01/03) #                1,000,000     470,000
 Level 3 Communications, Inc., Zero Coupon Bond,
  3/15/10 (step to 12.875% on 03/15/05) #                   500,000     190,000
 Level 3 Communications, Inc., 10.750%, 3/15/08       EUR   250,000     163,332
 Nextlink Communications, Inc., Zero Coupon Bond,
  4/15/08 (step to 9.450% on 4/15/03) #               USD 1,225,000     477,750
 Nextlink Communications, Inc., Zero Coupon Bond,
  6/01/09 (step to 12.250% on 6/01/04) #                  1,000,000     330,000
 NTL Communications Corp., Series B, Zero Coupon
  Bond, 4/15/09 (step to 9.750% on 4/15/04) #         GBP   825,000     561,821
 RCN Corp., Zero Coupon Bond, 10/15/07 (step to
  11.125% on 10/15/02) #                              USD   500,000     130,000
 RCN Corp., Zero Coupon Bond, 2/15/08 (step to
  9.800% on 2/15/03) #                                    1,850,000     462,500
 RCN Corp., Zero Coupon Bond, 7/01/08 (step to
  11.000% on 7/01/03) #                                     150,000      34,500
 Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to
  11.500% on 3/01/03) #                                   1,425,000      28,500
                                                                    -----------
                                                                      3,594,903
                                                                    -----------
 TELECOMMUNICATIONS--WIRELESS--5.9%
 Clearnet Communications, Inc., Zero Coupon Bond,
  8/13/07 (step to 11.750% on 8/13/02) #              CAD   815,000     487,057
 Clearnet Communications, Inc., Zero Coupon Bond,
  5/01/09 (step to 10.125% on 5/1/04) #               USD   250,000     212,500

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                              Face
                                                            Amount    Value +

------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 TELECOMMUNICATIONS--WIRELESS--CONTINUED
 Microcell Telecommunications, Inc., Zero Coupon
  Bond, 10/15/07 (step to 11.125% on 10/15/02) #       CAD 785,000 $   365,845
 Nextel Communications, Inc., Zero Coupon Bond,
  10/31/07 (step to 9.750% on 10/31/02) #              USD 400,000     284,000
 Nextel Communications, Inc., Zero Coupon Bond,
  2/15/08 (step to 9.950% on 2/15/03) #                    400,000     270,000
 Nextel International, Inc., Zero Coupon Bond,
  4/15/07 (step to 13.000% on 4/15/02) #                   200,000     128,000
 Nextel International, Inc., Zero Coupon Bond,
  4/15/08 (step to 12.125% on 4/15/03) #                   650,000     325,000
 US Unwired, Inc., Series B, Zero Coupon Bond,
  11/01/09 (step to 3.375% on 11/01/04) 144A #             600,000     310,500
                                                                   -----------
                                                                     2,382,902
                                                                   -----------
 TEXTILE & APPAREL--0.7%
 Burlington Industries, Inc., 7.250%, 9/15/05              200,000      68,000
 Phillips Van Heusen Corp., 7.750%, 11/15/23               275,000     233,750
                                                                   -----------
                                                                       301,750
                                                                   -----------
 TOBACCO--0.2%
 R.J. Reynolds Tobacco Holdings, Inc., 7.625%,
  9/15/03                                                   99,000      99,239
                                                                   -----------
 TRANSPORTATION--0.6%
 American President Cos. Ltd., 7.125%, 11/15/03            125,000      94,863
 American President Cos. Ltd., 8.000%, 1/15/24             250,000     138,750
                                                                   -----------
                                                                       233,613
                                                                   -----------
 UTILITIES--1.5%
 Pacific Gas & Electric Co., 7.375%, 11/01/05 144A **      200,000     153,000
 Southern California Edison Co., 7.200%, 11/03/03          125,000      98,750
 Southern California Edison Co., 7.625%, 1/15/10           475,000     337,250
                                                                   -----------
                                                                       589,000
                                                                   -----------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $30,669,086)                                     24,808,838
                                                                   -----------
 CONVERTIBLE BONDS--26.7%
 AUTO & RELATED--0.7%
 Exide Corp., 2.900%, 12/15/05 144A                        660,000     287,100
                                                                   -----------
 CANADIAN--1.0%
 Rogers Communications, Inc., 2.000%, 11/26/05             535,000     399,495
                                                                   -----------
 COMMUNICATIONS EQUIPMENT--0.7%
 Efficient Networks, Inc., 5.000%, 3/15/05 144A            300,000     297,000
                                                                   -----------
 COMPUTER SERVICES--0.7%
 Redback Networks, Inc., 5.000%, 4/01/07                   450,000     264,375
                                                                   -----------
 COMPUTERS--2.2%
 Cray Research, Inc., 6.125%, 2/01/11                      140,000      46,200
 Maxtor Corp., 5.750%, 3/01/12                             420,000     294,000
 Quantum Corp.--DLT & Storage Systems, 7.000%,
  8/01/04                                                  100,000      84,940

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                               Face
                                                             Amount    Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 COMPUTERS--CONTINUED
 S3, Inc., 5.750%, 10/01/03                             USD 237,000 $   173,306
 Telxon Corp., 5.750%, 1/01/03                              181,000     170,593
 Western Digital, Zero Coupon Bond, 2/18/18                 250,000      73,750
 Western Digital, Zero Coupon Bond, 2/18/18 144A            223,000      65,785
                                                                    -----------
                                                                        908,574
                                                                    -----------
 ELECTRONIC COMPONENTS--1.2%
 EDO Corp., 7.000%, 12/15/11                                 85,000      73,405
 Kent Electronics Corp., 4.500%, 9/01/04                    415,000     400,475
                                                                    -----------
                                                                        473,880
                                                                    -----------
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--2.8%
 Analog Devices, Inc., 4.750%, 10/01/05                     600,000     529,500
 Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06       150,000     125,640
 LSI Logic Corp., 4.000%, 2/15/05                           125,000      98,525
 Richardson Electronics Ltd., 7.250%, 12/15/06              100,000      82,250
 Vitesse Semiconductor Corp., 4.000%, 3/15/05               400,000     293,000
                                                                    -----------
                                                                      1,128,915
                                                                    -----------
 FINANCIAL SERVICES--0.4%
 Telewest Finance, 6.000%, 7/07/05                          185,000     143,838
                                                                    -----------
 FOREIGN ISSUER--3.7%
 APP Finance VII Mauritius Ltd., 3.500%, 4/30/03**          375,000      15,000
 APP Finance VII Mauritius Ltd., 3.500%, 4/30/03
  144A**                                                    140,000       5,600
 Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04              320,000     160,000
 Colt Telecom Group Plc, 2.000%, 12/16/06               EUR 650,000     414,004
 Colt Telecom Group Plc, 2.000%, 4/03/07                    125,000      78,816
 Empresas ICA Sociedad, 5.000%, 3/15/04                 USD 250,000     175,000
 Loxley Public Co. Ltd., 2.500%, 4/04/01 **                 200,000      82,500
 Siam Commercial Bank Public Co. Ltd., 3.250%,
  1/24/04                                                   525,000     257,250
 Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04         110,000      83,600
 Telewest Communications Plc, 5.250%, 2/19/07           GBP 250,000     248,436
                                                                    -----------
                                                                      1,520,206
                                                                    -----------
 FREIGHT TRANSPORTATION--0.0%
 Worldway Corp., 6.250%, 4/15/11                        USD  25,000      18,750
                                                                    -----------
 HEALTHCARE--BIOTECHNOLOGY--1.9%
 Affymetrix, Inc., 4.750%, 2/15/07                          350,000     213,062
 Affymetrix, Inc., 4.750%, 2/15/07 144A                     150,000      91,313
 Human Genome Sciences, Inc., 3.750%, 3/15/07               225,000     162,023
 Human Genome Sciences, Inc., 3.750%, 3/15/07 144A          450,000     322,312
                                                                    -----------
                                                                        788,710
                                                                    -----------
 HEALTHCARE--DRUGS--1.4%
 Glycomed, Inc., 7.500%, 1/01/03                            410,000     329,025
 NABI, Inc., 6.500%, 2/01/03                                320,000     243,200
                                                                    -----------
                                                                        572,225
                                                                    -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                             Face
                                                           Amount    Value +

-----------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 HEALTHCARE--SERVICES--2.5%
 Healthsouth Corp., 3.250%, 4/01/03                   USD 350,000 $   317,485
 Medical Care International, Inc., 6.750%, 10/01/06       484,000     467,060
 Tenet Healthcare Corp., 6.000%, 12/01/05                 262,000     235,800
                                                                  -----------
                                                                    1,020,345
                                                                  -----------
 HOME BUILDERS--0.4%
 Schuler Homes, Inc., 6.500%, 1/15/03                     182,000     177,905
                                                                  -----------
 HOTELS--0.9%
 Hilton Hotels Corp., 5.000%, 5/15/06                     400,000     346,000
                                                                  -----------
 INDUSTRIAL EQUIPMENT--1.0%
 MascoTech, Inc., 4.500%, 12/15/03                        525,000     397,031
                                                                  -----------
 INSURANCE--1.2%
 Loews Corp., 3.125%, 9/15/07                             525,000     473,025
                                                                  -----------
 MACHINERY--0.1%
 Intevac, Inc., 6.500%, 3/01/04                            56,000      28,560
                                                                  -----------
 MANUFACTURING--0.5%
 Hexcel Corp., 7.000%, 8/01/03                            156,000     140,790
 Hexcel Corp., 7.000%, 8/01/11                             98,000      69,580
                                                                  -----------
                                                                      210,370
                                                                  -----------
 OFFICE EQUIPMENT--0.2%
 Xerox Corp., 0.570%, 4/21/18                             250,000      86,250
                                                                  -----------
 OIL--DRILLING EQUIPMENT--0.3%
 Parker Drilling Co., 5.500%, 8/01/04                     150,000     136,500
                                                                  -----------
 OIL & GAS--1.1%
 Key Energy Group, Inc., 5.000%, 9/15/04                  500,000     438,125
                                                                  -----------
 RETAIL--SPECIALTY--0.1%
 CML Group, Inc., 5.500%, 1/15/03 **                       81,000          51
 Jacobson Stores, Inc., 6.750%, 12/15/11                   56,000      38,640
                                                                  -----------
                                                                       38,691
                                                                  -----------
 TELECOMMUNICATIONS--1.7%
 At Home Corp., 4.750%, 12/15/06                          400,000     237,000
 Broadband Technologies, Inc., 5.000%, 5/15/01 **         415,000      33,200
 Level 3 Communications, Inc., 6.000%, 3/15/10            250,000      98,200
 NTL Communications, Inc., 5.750%, 12/15/09               575,000     309,781
                                                                  -----------
                                                                      678,181
                                                                  -----------
 TEXTILE & APPAREL--0.0%
 Dixie Yarns, Inc., 7.000%, 5/15/12                        30,000       9,000
                                                                  -----------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $12,169,466)                                    10,843,051
                                                                  -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $42,838,552)                                    35,651,889
                                                                  -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                            Shares    Value +

------------------------------------------------------------------------------
 COMMON STOCKS - 3.1% OF NET ASSETS
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.2%
 Park Electrochemical Corp.                                  3,555 $    80,343
                                                                   -----------
 FOREIGN ISSUER--0.7%
 Sappi Ltd. ADR                                             34,500     282,210
                                                                   -----------
 OIL & GAS--1.4%
 Seabulk International, Inc. *                               6,793      53,495
 Trico Marine Services, Inc. *                              33,866     507,990
                                                                   -----------
                                                                       561,485
                                                                   -----------
 REAL ESTATE INVESTMENT TRUSTS--0.8%
 Associated Estates Realty Corp.                            12,600     105,714
 Developers Diversified Realty Corp.                        14,550     213,885
                                                                   -----------
                                                                       319,599
                                                                   -----------
 STEEL--0.0%
 Geneva Steel Holdings Corp. *                               1,846       3,144
                                                                   -----------
 TOTAL COMMON STOCKS
  (Identified Cost $1,404,838)                                       1,246,781
                                                                   -----------
 PREFERRED STOCKS - 6.1% OF NET ASSETS
 NON-CONVERTIBLE PREFERRED STOCKS--3.1%
 FOREIGN ISSUER--0.0%
 Siam Commercial Bank Public Co. Ltd., 5.250% 144A          30,000      15,825
                                                                   -----------
 REAL ESTATE INVESTMENT TRUSTS--0.9%
 JDN Realty Corp. Series A, 9.375%                           3,800      81,206
 Meditrust Corp., Series A, 9.000%                          14,800     268,176
                                                                   -----------
                                                                       349,382
                                                                   -----------
 TELECOMMUNICATIONS--0.4%
 Adelphia Business Solutions, Inc., Series B, 12.875%
  PIK                                                          321     160,505
                                                                   -----------
 UTILITIES--1.8%
 Central Maine Power Co., 3.500%                             1,320      60,654
 Entergy Gulf States, Inc., 4.400%                             100       5,563
 Niagara Mohawk Power Corp., 3.400%                          1,760      75,909
 Niagara Mohawk Power Corp., 3.600%                          1,360      62,737
 Niagara Mohawk Power Corp., 4.100%                          1,890      98,525
 Niagara Mohawk Power Corp., 5.250%                            100       6,850
 Pacific Gas & Electric Co., 5.000%**                       10,000      98,500
 Southern California Edison Co., 7.230%                      5,000     329,375
                                                                   -----------
                                                                       738,113
                                                                   -----------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,147,235)                                       1,263,825
                                                                   -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                        Shares    Value +

--------------------------------------------------------------------------
 PREFERRED STOCKS - CONTINUED
 CONVERTIBLE PREFERRED STOCKS--3.0%
 AUTO & RELATED--0.0%
 Federal-Mogul Corp., 7.000%                             2,500 $     8,750
                                                               -----------
 BUILDING MATERIALS--0.1%
 Owens Corning, 6.500% **                               17,500      59,062
                                                               -----------
 COMMUNICATIONS--0.3%
 Williams Communications Group, Inc., 6.750% 144A        5,000     123,750
                                                               -----------
 COMPUTER SOFTWARE--0.0%
 Rhythms NetConnections, Inc. 6.750% 144A                1,000       1,425
 Rhythms NetConnections, Inc. 6.750%, Series F           8,500      12,113
                                                               -----------
                                                                    13,538
                                                               -----------
 FOREIGN ISSUER--1.1%
 Philippine Long Distance Telephone Co. $3.50 GDS       13,450     437,125
                                                               -----------
 METALS--0.2%
 Bethlehem Steel Corp., $3.50                           10,000      85,000
                                                               -----------
 OIL & GAS--0.6%
 Western Gas Resources, Inc., $2.625                     5,000     230,750
                                                               -----------
 RETAIL--GENERAL--0.7%
 K Mart Financing Corp., 7.750%                          6,500     265,850
                                                               -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $2,012,320)                                   1,223,825
                                                               -----------
 TOTAL PREFERRED STOCKS
  (Identified Cost $3,159,555)                                   2,487,650
                                                               -----------
 WARRANTS - 0.0% OF NET ASSETS
 FOREIGN ISSUER--0.0%
 Asia Pulp & Paper Ltd., expiring 03/15/05 144A *          250           0
 Siam Commercial Bank Public Co. Ltd., expiring
  5/10/02 *                                             30,000       2,865
                                                               -----------
                                                                     2,865
                                                               -----------
 OIL & GAS--0.0%
 Seabulk International, Inc., expiring 06/30/07 *        1,411       2,822
 Seabulk International, Inc., expiring 12/15/03 *          163          71
                                                               -----------
                                                                     2,893
                                                               -----------
 TOTAL WARRANTS
  (Identified Cost $1,428)                                           5,758
                                                               -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                                Face
                                                              Amount    Value +

--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT - 2.2% OF NET ASSETS
 Repurchase Agreement with State Street Bank and Trust
  Co., dated 3/30/01 at 3.750% to be repurchased at
  $900,281 on 4/02/01 collateralized by $830,000 U.S.
  Treasury Note, 6.500% due 10/15/06 with a value of
  $921,522                                               USD 900,000 $   900,000
                                                                     -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $900,000)                                             900,000
                                                                     -----------
 TOTAL INVESTMENTS--99.2%
 (IDENTIFIED COST $48,304,373) @                                      40,292,078
 Cash and Other Assets, Less Liabilities--0.8%                           323,469
                                                                     -----------
 NET ASSETS--100%                                                    $40,615,547
                                                                     ===========

   +  See Note 1.
   # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 PIK  All or a portion of income may be received as additional securities
  **  Security in default.
   *  Non-income producing security
   @ At March 31, 2001, the net unrealized depreciation on investments based on cost of $48,304,373 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,284,259 and $10,296,554, respectively, resulting in net unrealized depreciation of $8,012,295.

Key to Abbreviations:
ADR: American Depositary Receipts
ARS: Argentina Peso
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
GDS: Global Depositary Shares
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                            Face
                                                          Amount      Value +

------------------------------------------------------------------------------
 BONDS AND NOTES - 92.7% OF NET ASSETS
 AEROSPACE/DEFENSE--1.8%
 Raytheon Co., 6.000%, 12/15/10                         $100,000 $      92,813
 Raytheon Co., 6.300%, 3/15/05                           300,000       298,869
                                                                 -------------
                                                                       391,682
                                                                 -------------
 AUTO & RELATED--2.9%
 Cummins Engine Co., Inc., 6.250%, 3/01/03               200,000       194,084
 Delphi Automotive Systems Corp., 6.125%, 5/01/04        150,000       149,397
 TRW, Inc., 6.500%, 6/01/02                              150,000       149,988
 TRW, Inc., 6.625%, 6/01/04                              150,000       148,739
                                                                 -------------
                                                                       642,208
                                                                 -------------
 BANKS/SAVINGS & LOANS--3.4%
 Bank of America Corp., 7.200%, 4/15/06                   50,000        52,416
 Capital One Bank, 6.375%, 2/15/03                       590,000       583,894
 Capital One Bank, 6.970%, 2/04/02                       120,000       120,067
                                                                 -------------
                                                                       756,377
                                                                 -------------
 BEVERAGES--1.3%
 Anheuser Busch Cos., Inc., 6.750%, 6/01/05               40,000        40,777
 Coca-Cola Enterprises, Inc., 5.750%, 11/01/08           250,000       246,230
                                                                 -------------
                                                                       287,007
                                                                 -------------
 BROADCASTING--1.8%
 Comcast Cable Communications, 6.200%, 11/15/08          400,000       390,396
                                                                 -------------
 CHEMICALS--MAJOR--0.9%
 Rohm & Haas Co., 6.950%, 7/15/04                        205,000       211,348
                                                                 -------------
 COMPUTER HARDWARE--0.8%
 International Business Machines Corp., 6.000%,
  12/18/13                                                75,000        72,723
 Sun Microsystems, Inc., 7.350%, 8/15/04                 110,000       112,374
                                                                 -------------
                                                                       185,097
                                                                 -------------
 FINANCIAL SERVICES--20.1%
 CIT Group, Inc., 5.500%, 2/15/04                        200,000       197,028
 Commercial Credit Co., 6.500%, 6/01/05                   50,000        51,146
 Duke Capital Corp., 7.250%, 10/01/04                    150,000       157,151
 EQCC Home Equity Loan Trust, 5.150%, 9/15/08             56,344        56,248
 Ford Credit Auto Owner Trust, 6.870%, 1/15/04           400,000       409,872
 Ford Motor Credit Co., 5.800%, 1/12/09                  600,000       563,028
 Ford Motor Credit Co., 7.500%, 1/15/03                   50,000        51,716
 Ford Motor Credit Co. Class B, 7.370%, 7/15/04          200,000       208,649
 General Motors Acceptance Corp., 6.810%, 8/13/01        100,000       100,589
 Green Tree Financial Corp., 6.080%, 12/01/30            350,000       350,654
 Green Tree Financial Corp., 6.160%, 2/01/31             300,000       299,529
 Household Finance Corp., 5.875%, 9/25/04                450,000       450,661
 Navistar Financial Corp., 6.220%, 10/17/05              170,875       173,374

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                              Face
                                                            Amount    Value +

------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 FINANCIAL SERVICES--CONTINUED
 Prudential Home Mortgage Securities Co., 6.000%,
  1/25/09                                                 $200,000 $   200,124
 Qwest Corp., 6.375%, 7/15/08                              300,000     291,300
 Sears Roebuck Acceptance Corp., 6.250%, 5/01/09           150,000     143,846
 Sears Roebuck Acceptance Corp., 6.560%, 11/20/03          100,000     101,546
 Sears Roebuck Acceptance Corp., 7.125%, 6/30/03            75,000      76,833
 Vanderbilt Mortgage & Finance, Inc., 6.545%,
  4/07/18                                                  600,000     614,079
                                                                   -----------
                                                                     4,497,373
                                                                   -----------
 FOREIGN GOVERNMENT/AGENCY--2.6%
 Republic of South Africa, 8.375%, 10/17/06                550,000     569,250
                                                                   -----------
 FOREIGN ISSUER--6.4%
 Enersis SA, 6.900%, 12/01/06                               50,000      49,129
 Korea Electric Power Corp., 7.750%, 4/01/13               150,000     152,026
 PDVSDA Finance Ltd., 6.450%, 2/15/04                      250,000     242,813
 PDVSDA Finance Ltd., 6.800%, 11/15/08                     150,000     135,019
 Pemex Finance Ltd., 9.140%, 8/15/04                       150,000     161,242
 Perez Companc SA, 8.125%, 7/15/07 144A                    525,000     433,125
 Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06            250,000     249,970
                                                                   -----------
                                                                     1,423,324
                                                                   -----------
 FOREST & PAPER PRODUCTS--0.6%
 Temple-Inland, Inc., 6.750%, 3/01/09                      150,000     139,707
                                                                   -----------
 GOVERNMENT AGENCIES--6.8%
 Federal Home Loan Mortgage Corp., 5.500%, 3/01/13         163,514     160,345
 Federal Home Loan Mortgage Corp., 6.000%, 11/01/12        373,600     373,600
 Federal Home Loan Mortgage Corp., 6.875%, 1/15/05         350,000     371,602
 Federal National Mortgage Association, 5.500%,
  4/25/06                                                   59,647      59,535
 Federal National Mortgage Association, 6.500%,
  8/15/04                                                  450,000     471,375
 Federal National Mortgage Association, 7.125%,
  2/15/05                                                   75,000      80,320
                                                                   -----------
                                                                     1,516,777
                                                                   -----------
 HEALTHCARE--PRODUCTS--1.0%
 Bausch & Lomb, Inc., 6.500%, 8/01/05                      250,000     233,515
                                                                   -----------
 MORTGAGE RELATED--2.4%
 Community Program Loan Trust, 4.500%, 10/01/2018          146,348     141,134
 Honda Auto Receivables Owner Trust, 5.560%,
  06/19/2006                                               400,000     403,872
                                                                   -----------
                                                                       545,006
                                                                   -----------
 NETWORKING PRODUCTS--0.8%
 Lucent Technologies, Inc., 5.500%, 11/15/08               255,000     187,264
                                                                   -----------
 OFFICE EQUIPMENT--0.3%
 Xerox Corp., 5.500%, 11/15/03                             100,000      71,000
                                                                   -----------
 OIL & GAS--6.2%
 El Paso Energy Corp., 6.750%, 5/15/09                     150,000     150,251
 Kinder Morgan, Inc., 6.650%, 3/01/05                      165,000     167,736
 Phillips Petroleum Co., 6.375%, 3/30/09                   250,000     249,565

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                             Face
                                                           Amount      Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 OIL & GAS--CONTINUED
 Pioneer Natural Resources Co., 6.500%, 1/15/08          $400,000 $     366,000
 R & B Falcon Corp., 6.500%, 4/15/03                      450,000       455,062
                                                                  -------------
                                                                      1,388,614
                                                                  -------------
 RAIL--TRANSPORT--0.9%
 Burlington Northern Santa Fe Corp., 6.125%,
  3/15/09                                                 200,000       194,392
                                                                  -------------
 REAL ESTATE INVESTMENT TRUSTS--9.2%
 American Health Properties, Inc., 7.050%, 1/15/02        525,000       525,535
 Highwoods Realty LP, 6.750%, 12/01/03                    500,000       502,330
 Oasis Residential, Inc., 6.750%, 11/15/01                500,000       502,500
 Trinet Corporate Realty Trust, Inc., 6.750%,
  3/01/13                                                 550,000       529,980
                                                                  -------------
                                                                      2,060,345
                                                                  -------------
 RETAIL--GENERAL--1.0%
 J.C. Penney Co., Inc., 7.600%, 4/01/07                   150,000       119,730
 Kmart Corp., 8.375%, 12/01/04                            100,000       100,487
                                                                  -------------
                                                                        220,217
                                                                  -------------
 SECURITIES--8.4%
 Bear Stearns Cos., Inc., 6.125%, 2/01/03                 250,000       252,185
 Bear Stearns Cos., Inc., 6.150%, 3/02/04                 350,000       350,252
 Donaldson, Lufkin & Jenrette, Inc., 6.875%,
  11/01/05                                                 75,000        77,765
 Lehman Brothers Holdings, Inc., 7.125%, 9/15/03          540,000       556,427
 Morgan Stanley Dean Witter & Co., 5.625%, 1/20/04        250,000       251,817
 Nomura Asset Securities Corp., 6.280%, 3/17/28           383,271       391,407
                                                                  -------------
                                                                      1,879,853
                                                                  -------------
 TELECOMMUNICATIONS--6.5%
 Pacific Bell, 7.000%, 7/15/04                             50,000        52,158
 Qwest Corp., 5.625%, 11/15/08                            100,000        92,187
 Sprint Capital Corp., 5.875%, 5/01/04                    150,000       146,521
 Sprint Capital Corp., 6.125%, 11/15/08                   100,000        92,215
 Sprint Capital Corp., 6.375%, 5/01/09                    300,000       279,585
 TCI Communications, Inc., 6.875%, 2/15/06                525,000       537,574
 Worldcom, Inc., 6.400%, 8/15/05                          250,000       244,925
                                                                  -------------
                                                                      1,445,165
                                                                  -------------
 TELECOMMUNICATIONS--WIRELESS--0.4%
 Motorola, Inc., 7.625%, 11/15/10                         100,000        98,324
                                                                  -------------
 TEXTILE & APPAREL--0.9%
 Tommy Hilfiger Corp., 6.500%, 6/01/03                    200,000       190,991
                                                                  -------------
 TOBACCO--0.2%
 Philip Morris Cos., Inc., 7.250%, 9/15/01                 50,000        50,290
                                                                  -------------
 TRUCKING & LEASING--1.6%
 Amerco, 7.490%, 9/18/01                                  350,000       349,160
                                                                  -------------
 UTILITIES--3.5%
 Consolidated Edison Co., Inc., 6.625%, 7/01/05            75,000        76,514

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                               Face
                                                             Amount    Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 UTILITIES--CONTINUED
 Pacific Gas & Electric Co., 7.375%, 11/01/05 144A **      $100,000 $    76,500
 Pennsylvania Electric Co., 5.750%, 4/01/04                 200,000     200,076
 Progress Energy, Inc., 6.750%, 3/01/06                     200,000     205,250
 Tennessee Valley Authority, 5.375%, 11/13/08                75,000      73,415
 Texas Utilities Co., 5.940%, 10/15/01                      150,000     150,491
                                                                    -----------
                                                                        782,246
                                                                    -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $20,446,721)                                      20,706,928
                                                                    -----------
 SHORT-TERM INVESTMENT - 3.4% OF NET ASSETS
 Repurchase Agreement with State Street Bank and
  Trust Co., dated 3/30/01 at 3.750% to be
  repurchased at $756,236 4/02/01 collateralized by
  $670,000 U.S. Treasury Bond, 6.750% due 8/15/26
  with a value of $771,894                                  756,000     756,000
                                                                    -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $756,000)                                            756,000
                                                                    -----------
 TOTAL INVESTMENTS--96.1%
 (IDENTIFIED COST $21,202,721) @                                     21,462,928
 Cash and Other Assets, Less Liabilities--3.9%                          880,472
                                                                    -----------
 NET ASSETS--100%                                                   $22,343,400
                                                                    ===========

   + See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  ** Security in default.
   @ At March 31, 2001, the net unrealized appreciation on investments based on cost of $21,202,721 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $501,666 and $241,459, respectively, resulting in net unrealized appreciation of $260,207.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - 93.2% OF NET ASSETS
 NON-CONVERTIBLE BONDS--78.0%
 AEROSPACE/DEFENSE--1.8%
 Raytheon Co., 6.400%, 12/15/18                     USD  2,500,000 $  2,142,875
 Raytheon Co., 7.200%, 8/15/27                             500,000      449,925
                                                                   ------------
                                                                      2,592,800
                                                                   ------------
 AIRLINES--1.2%
 Delta Air Lines, Inc., 8.300%, 12/15/29                 2,000,000    1,736,084
                                                                   ------------
 AIR TRANSPORT--2.6%
 Atlas Air, Inc., 7.680%, 1/02/14                        3,719,051    3,762,564
                                                                   ------------
 AUTO & RELATED--3.3%
 Dana Corp., 7.000%, 3/15/28                               550,000      359,089
 Dana Corp., 7.000%, 3/01/29                               375,000      244,069
 Delphi Automotive Systems Corp., 7.125%, 5/01/29        1,825,000    1,636,477
 Ford Motor Co., 6.375%, 2/01/29                         2,000,000    1,714,120
 TRW, Inc., 6.650%, 1/15/28                                250,000      195,758
 TRW, Inc., 7.750%, 6/01/29                                750,000      684,321
                                                                   ------------
                                                                      4,833,834
                                                                   ------------
 BANKS/SAVINGS & LOANS--1.4%
 First Union Institutional Trust, 7.850%, 1/01/27          500,000      480,635
 Key Bank NA, 6.950%, 2/01/28                              500,000      467,695
 Keycorp Capital II, 6.875%, 3/17/29                       500,000      417,740
 Keycorp Capital III, 7.750%, 7/15/29                      650,000      603,694
                                                                   ------------
                                                                      1,969,764
                                                                   ------------
 CANADIAN--17.3%
 Canadian Government, Zero Coupon Bond, 6/01/25     CAD 31,550,000    4,924,849
 MacMillan Bloedel Ltd., 7.700%, 2/15/26            USD    305,000      293,178
 Milit-Air, Inc., 5.750%, 6/30/19                   CAD  1,766,658    1,088,828
 New Brunswick FM Project, Zero Coupon Bond,
  11/30/27 (step to 6.470% on 5/30/03) 144A #              500,000      269,514
 Ontario Hydro, Zero Coupon Bond, 10/15/21                 850,000      144,723
 Province of Alberta, 5.000%, 12/16/08                   2,000,000    1,231,044
 Province of Alberta, 5.400%, 6/15/10                    2,327,500    1,478,068
 Province of Alberta, 5.930%, 9/16/16                      656,920      422,926
 Province of British Columbia, Zero Coupon Bond,
  8/23/13                                                5,000,000    1,452,793
 Province of British Columbia, Zero Coupon Bond,
  6/09/14                                                1,000,000      275,030
 Province of British Columbia, Zero Coupon Bond,
  9/05/20                                                3,300,000      592,456
 Province of British Columbia, Zero Coupon Bond,
  6/09/22                                                4,000,000      647,213
 Province of British Columbia, Zero Coupon Bond,
  8/19/22                                                4,195,000      671,557
 Province of British Columbia, Zero Coupon Bond,
  8/23/24                                               10,000,000    1,422,738

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                             Face
                                                           Amount     Value +

------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 CANADIAN--CONTINUED
 Province of British Columbia, Zero Coupon Bond,
  11/19/27                                         CAD  6,500,000 $    784,319
 Province of British Columbia, 5.700%, 6/18/29            325,000      190,289
 Province of Manitoba, 6.500%, 9/22/17                  1,825,000    1,197,110
 Province of Manitoba, 7.750%, 12/22/25                 3,100,000    2,297,531
 Province of Newfoundland, 6.150%, 4/17/28                500,000      302,508
 Province of Ontario, Zero Coupon Bond, 6/02/27        10,000,000    1,271,574
 Province of Saskatchewan, Zero Coupon Bond,
  4/10/14                                               2,500,000      696,278
 Province of Saskatchewan, 5.750%, 3/05/29              5,225,000    3,073,344
 Province of Saskatchewan (Certificate of
  Deposit), Zero Coupon Bond, 2/04/22                   1,281,000      212,071
 Province of Saskatchewan (Certificate of
  Deposit), Zero Coupon Bond, 5/30/25                   1,250,000      170,891
                                                                  ------------
                                                                    25,110,832
                                                                  ------------
 COMPUTER HARDWARE--0.2%
 Dell Computer Corp., 7.100%, 4/15/28              USD    350,000      313,152
                                                                  ------------
 ELECTRONIC COMPONENTS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09                34,000        4,760
                                                                  ------------
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.2%
 Pioneer Standard Electronics, Inc., 8.500%,
  8/01/06                                                 250,000      245,488
                                                                  ------------
 ENTERTAINMENT--2.9%
 Time Warner Entertainment Co., 6.875%, 6/15/18           410,000      398,286
 Time Warner Entertainment Co., 6.950%, 1/15/28         2,250,000    2,106,383
 Time Warner, Inc., 6.625%, 5/15/29                     1,850,000    1,668,755
                                                                  ------------
                                                                     4,173,424
                                                                  ------------
 FINANCIAL SERVICES--1.8%
 Capital One Bank, 7.160%, 4/10/06                        105,000      102,761
 Fleet Financial Group, 6.700%, 7/15/28                   786,000      742,621
 Merey Sweeny LP, 8.850%, 12/18/19 144A                   500,000      537,355
 Security Capital Group, Inc., 7.700%, 6/15/28          1,000,000      840,390
 US West Capital Funding, Inc., 6.500%, 11/15/18          500,000      444,175
                                                                  ------------
                                                                     2,667,302
                                                                  ------------
 FOOD & BEVERAGE--0.6%
 ConAgra, Inc., 7.000%, 10/01/28                        1,000,000      939,900
                                                                  ------------
 FOREIGN GOVERNMENT/AGENCY--4.7%
 New South Wales Treasury, Zero Coupon Bond,
  11/23/20                                         AUD  6,000,000      933,684
 Republic of Brazil C Bond, 8.000%, 4/15/14 PIK    USD  3,078,523    2,359,072
 Republic of South Africa, 8.500%, 6/23/17              1,125,000    1,074,375
 Republic of South Africa, 12.500%, 12/21/06       ZAR  8,600,000    1,097,758
 Republic of South Africa, 13.000%, 8/31/10             6,800,000      883,843
 Republic of South Africa, 13.500%, 9/15/15             2,500,000      337,018
 South Australia Government Finance Authority,
  Zero Coupon Bond, 12/21/15                       AUD    900,000      182,896
                                                                  ------------
                                                                     6,868,646
                                                                  ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                            Face
                                                          Amount     Value +

-----------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 FOREIGN ISSUER--13.2%
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29
  144A                                             USD 2,250,000 $  1,743,750
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A         500,000      409,220
 Embotelladora Andina SA, 7.625%, 10/01/27             1,000,000      855,865
 Enersis SA, 7.400%, 12/01/16                          2,550,000    2,313,482
 Espirito Santo Centrais Eletricas SA, 10.000%,
  7/15/07                                              1,000,000      845,000
 Korea Electric Power Corp., 7.400%, 4/01/16             440,985      426,040
 PDVSA Finance Ltd., 7.400%, 8/15/16                   2,000,000    1,605,000
 PDVSA Finance Ltd., 7.500%, 11/15/28                  2,000,000    1,530,000
 Perez Companc SA, 8.125%, 7/15/07 144A                  350,000      288,750
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A          700,000      574,000
 Pindo Deli Finance Mauritius Ltd., 10.875%,
  10/01/27**                                             100,000       13,000
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27
  144A                                                 1,250,000      989,063
 Telekom Malaysia Berhad, 7.875%, 8/01/25 144A         2,750,000    2,465,856
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A         5,390,000    4,561,902
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A             250,000      193,750
 Transgas De Occidente SA, 9.790%, 11/01/10 144A         483,367      362,526
                                                                 ------------
                                                                   19,177,204
                                                                 ------------
 FOREST & PAPER PRODUCTS--2.1%
 Georgia-Pacific Corp. (Timber Group), 7.250%,
  6/01/28                                              1,500,000    1,176,240
 Georgia-Pacific Group, 7.750%, 11/15/29               1,775,000    1,478,167
 Westvaco Corp., 7.000%, 8/15/23                         500,000      427,080
                                                                 ------------
                                                                    3,081,487
                                                                 ------------
 GOVERNMENT AGENCIES--1.7%
 Federal National Mortgage Association,
  Zero Coupon Bond, 10/29/07                       NZD 6,850,000    1,764,295
 Federal National Mortgage Association, 6.375%,
  8/15/07                                          AUD 1,250,000      633,384
                                                                 ------------
                                                                    2,397,679
                                                                 ------------
 HEALTHCARE--PRODUCTS--0.7%
 Bausch & Lomb, Inc., 7.125%, 8/01/28              USD 1,250,000      941,021
                                                                 ------------
 HOME BUILDERS--1.8%
 Pulte Corp., 7.000%, 12/15/03                           188,000      190,053
 Pulte Corp., 7.300%, 10/24/05                           200,000      200,394
 Pulte Corp., 7.625%, 10/15/17                         2,500,000    2,156,950
                                                                 ------------
                                                                    2,547,397
                                                                 ------------
 INSURANCE--0.0%
 Progressive Corp., 6.625%, 3/01/29                       35,000       30,130
                                                                 ------------
 OIL & GAS--1.9%
 Global Marine, Inc., 7.000%, 6/01/28                    250,000      234,678
 Global Marine, Inc., 7.125%, 9/01/07                     50,000       51,211
 Mitchell Energy & Development Corp., 6.750%,
  2/15/04                                                300,000      303,339
 Pennzoil-Quaker State Co., 7.375%, 4/01/29            1,000,000      695,580
 Pioneer Natural Resources Co., 7.200%, 1/15/28        1,000,000      820,000
 Union Oil Co., 7.500%, 2/15/29                           45,000       46,157

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 OIL & GAS--CONTINUED
 Union Pacific Resources Group, Inc., 7.150%,
  5/15/28                                            USD   350,000 $    347,651
 Union Pacific Resources Group, Inc., 7.500%,
  10/15/26                                                 250,000      258,515
                                                                   ------------
                                                                      2,757,131
                                                                   ------------
 RAIL--TRANSPORT--0.1%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45            275,000      156,750
                                                                   ------------
 REAL ESTATE INVESTMENT TRUSTS--7.8%
 AMB Property Corp., 7.500%, 6/30/18                     1,000,000      926,120
 American Health Properties, Inc., 7.500%, 1/15/07         110,000      106,799
 Camden Property Trust, 7.000%, 11/15/06                   500,000      507,110
 Colonial Realty LP, 8.050%, 7/15/06                       165,000      170,026
 EOP Operating LP, 7.500%, 4/19/29                       2,000,000    1,873,680
 Evans Withycombe Residential, Inc., 7.625%,
  4/15/07                                                   45,000       47,236
 First Industrial, 7.500%, 12/01/17                      2,750,000    2,459,380
 First Industrial, 7.600%, 7/15/28                       1,250,000    1,099,950
 Highwoods Realty LP, 7.500%, 4/15/18                    1,000,000      873,470
 Spieker Properties, Inc., 7.500%, 10/01/27                234,000      216,115
 Susa Partnership LP, 7.450%, 7/01/18                       80,000       64,710
 Susa Partnership LP, 7.500%, 12/01/27                   1,750,000    1,336,878
 TriNet Corporate Realty Trust, Inc., 7.700%,
  7/15/17                                                2,425,000    1,599,069
                                                                   ------------
                                                                     11,280,543
                                                                   ------------
 RETAIL--GENERAL--1.2%
 J.C. Penney Co., Inc., 7.650%, 8/15/16                    500,000      331,317
 J.C. Penney Co., Inc., 7.950%, 4/01/17                    250,000      165,487
 K Mart Corp., 7.950%, 2/01/23                           1,250,000      931,587
 Woolworth Corp., 8.500%, 1/15/22                          500,000      358,558
                                                                   ------------
                                                                      1,786,949
                                                                   ------------
 SECURITIES--1.1%
 Lehman Brothers Holdings, Inc., 6.625%, 2/15/08         1,500,000    1,491,120
 Lehman Brothers Holdings, Inc., 7.375%, 1/15/07            60,000       62,524
                                                                   ------------
                                                                      1,553,644
                                                                   ------------
 SUPRANATIONAL--2.5%
 International Bank for Reconstruction &
  Development, Zero Coupon Bond, 8/20/07             NZD 9,650,000    2,595,844
 International Bank for Reconstruction &
  Development, 5.500%, 11/03/08                          1,000,000      379,989
 International Bank for Reconstruction &
  Development, 8.000%, 5/23/07                           1,505,000      650,241
                                                                   ------------
                                                                      3,626,074
                                                                   ------------
 TAXABLE MUNICIPAL--0.6%
 Orange County, California Pension Obligation,
  Zero Coupon Bond, 9/01/16                          USD 2,500,000      906,300
                                                                   ------------
 TELECOMMUNICATIONS--0.1%
 WorldCom, Inc., 6.950%, 8/15/28                           250,000      212,705
                                                                   ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 TEXTILE & APPAREL--0.5%
 Burlington Industries, Inc., 7.250%, 8/01/27        USD   315,000 $     97,650
 Kellwood Co., 7.625%, 10/15/17                          1,000,000      660,263
                                                                   ------------
                                                                        757,913
                                                                   ------------
 TOBACCO--2.2%
 Philip Morris Cos., Inc., 7.750%, 1/15/27               3,250,000    3,258,808
                                                                   ------------
 TRANSPORTATION--0.3%
 American President Cos. Ltd., 7.125%, 11/15/03            500,000      379,450
 American President Cos. Ltd., 8.000%, 1/15/24             100,000       55,500
                                                                   ------------
                                                                        434,950
                                                                   ------------
 UTILITIES--2.2%
 Boston Edison Co., 7.800%, 3/15/23                        250,000      249,807
 Commonwealth Edison Co., 4.750%, 12/01/11                 116,000       82,650
 KN Capital Trust, 7.630%, 4/15/28                       2,000,000    1,833,634
 KN Energy, Inc., 7.250%, 3/01/28                        1,000,000      965,770
                                                                   ------------
                                                                      3,131,861
                                                                   ------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $119,568,147)                                    113,257,096
                                                                   ------------
 CONVERTIBLE BONDS--15.2%
 AUTO & RELATED--0.3%
 Magna International, Inc. Class A, 4.875%,
  2/15/05                                                  500,000      473,125
                                                                   ------------
 COMPUTERS--0.1%
 Maxtor Corp., 5.750%, 3/01/12                             150,000      105,000
                                                                   ------------
 DIVERSIFIED OPERATIONS--2.5%
 Ogden Corp., 5.750%, 10/20/02                             600,000      541,612
 Thermo Electron Corp., 4.250%, 1/01/03                  3,250,000    3,128,775
                                                                   ------------
                                                                      3,670,387
                                                                   ------------
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.3%
 Analog Devices, Inc., 4.750%, 10/01/05                    375,000      330,938
 Richardson Electronics Ltd., 7.250%, 12/15/06              50,000       41,125
                                                                   ------------
                                                                        372,063
                                                                   ------------
 ENVIRONMENTAL SERVICES--1.2%
 Thermo TerraTech, Inc., 4.625%, 5/01/03                   250,000      238,750
 Thermo TerraTech, Inc., 4.625%, 5/01/03 144A            1,650,000    1,575,750
                                                                   ------------
                                                                      1,814,500
                                                                   ------------
 FINANCIAL SERVICES--1.0%
 Bell Atlantic Financial Services, 5.750%, 4/01/03       1,390,000    1,387,428
                                                                   ------------
 FOREIGN ISSUER--0.9%
 Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04             500,000      250,000
 Burns, Philp, 5.500%, 4/30/04                             590,000      389,400
 Loxley Public Co. Ltd., 2.500%, 4/04/01 **              1,150,000      474,375

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                              Face
                                                            Amount     Value +

-------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED
 FOREIGN ISSUER--CONTINUED
 Siam Commercial Bank Public Co. Ltd., 3.250%,
  1/24/04                                            USD   100,000 $     49,000
 Ssangyong Oil Refining Co., Inc., 3.000%,
  12/31/04                                                 100,000       76,000
                                                                   ------------
                                                                      1,238,775
                                                                   ------------
 FREIGHT TRANSPORTATION--0.1%
 Builders Transportation, Inc., 6.500%, 5/01/11 **         129,000          161
 Worldway Corp., 6.250%, 4/15/11                           225,000      168,750
                                                                   ------------
                                                                        168,911
                                                                   ------------
 HEALTHCARE--DRUGS--0.0%
 NABI, Inc., 6.500%, 2/01/03                               100,000       76,000
                                                                   ------------
 INSURANCE--3.9%
 Loews Corp., 3.125%, 9/15/07                            6,225,000    5,608,725
                                                                   ------------
 MACHINERY--0.0%
 Intevac, Inc., 6.500%, 3/01/04                            100,000       51,000
                                                                   ------------
 MANUFACTURING--0.1%
 FMC Corp., 6.750%, 1/16/05                                170,000      144,500
                                                                   ------------
 MULTI-INDUSTRY--1.0%
 Thermo Instrument Systems, Inc., 4.500%, 10/15/03
  144A                                                   1,450,000    1,384,750
                                                                   ------------
 OFFICE EQUIPMENT--1.4%
 Xerox Corp., 0.570%, 4/21/18                            5,750,000    1,983,750
                                                                   ------------
 OIL & GAS--1.9%
 Baker Hughes, Inc., Zero Coupon Bond, 5/05/08           2,424,000    1,946,472
 Devon Energy Corp., 4.900%, 8/15/08                       200,000      198,000
 Diamond Offshore Drilling, Inc., 3.750%, 2/15/07          350,000      357,280
 Noram Energy Corp., 6.000%, 3/15/12                       335,000      321,600
                                                                   ------------
                                                                      2,823,352
                                                                   ------------
 REAL ESTATE INVESTMENT TRUSTS--0.5%
 Federal Realty Investors Trust, 5.250%, 10/28/03          835,000      695,137
                                                                   ------------
 RETAIL--SPECIALTY--0.0%
 CML Group, Inc., 5.500%, 1/15/03 **                        50,000           32
                                                                   ------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $23,846,348)                                      21,997,435
                                                                   ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $143,414,495)                                    135,254,531
                                                                   ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                         Shares     Value +

----------------------------------------------------------------------------
 PREFERRED STOCKS - 2.7% OF NET ASSETS
 NON-CONVERTIBLE PREFERRED STOCKS--1.1%
 CHEMICALS--MAJOR--0.1%
 E.I. du Pont DeNemours & Co., $3.50                      2,200 $    119,900
                                                                ------------
 REAL ESTATE INVESTMENT TRUSTS--0.1%
 CarrAmerica Realty Corp., Series C, 8.550%                 700       16,380
 Equity Residential Properties Trust, Series L,
  7.625%                                                  2,000       48,800
 First Industrial Realty Trust, Inc., Series E,
  7.900%                                                  1,500       33,750
 ProLogis Trust, Series E, 8.750%                         5,000      121,850
                                                                ------------
                                                                     220,780
                                                                ------------
 UTILITIES--0.9%
 Central Illinois Light Co., 4.500%                         100        6,180
 Connecticut Light & Power Co., $2.20                       263        6,969
 Consolidated Edison, Inc., Series C, 4.650%                300       20,700
 Dayton Power & Light Co., 3.750%                           701       55,379
 Del Marva Power & Light Co., 4.000%                        350       19,425
 Duquesne Light Co., 4.000%                                 300        8,400
 Illinois Power Co., 4.080%                                 600       17,400
 Illinois Power Co., 4.200%                                 400       11,600
 MDU Resources Group, Inc., 5.100%                          840       80,535
 Northern Indiana Public Service Co., 4.250%              2,310      138,600
 Pacific Gas & Electric Corp. Series D, 5.000%**         25,100      243,470
 Pacific Gas & Electric Corp., 5.500%**                     100        1,080
 PSI Energy, Inc., 4.320%                                   200        3,126
 Public Service Electric & Gas Co., 4.080%                  400       24,000
 San Diego Gas & Electric Co., 4.500%                       100        1,150
 Southern California Edison Co., 4.240%                   5,700       50,730
 Southern California Edison Co., 4.320%                  23,380      205,744
 Southern California Edison Co., 4.780%                   8,000       72,800
 Union Electric Co., $4.50                                4,410      277,830
 Xcel Energy, Inc., $4.08                                    50        3,050
 Xcel Energy, Inc., $4.10                                   100        6,300
                                                                ------------
                                                                   1,254,468
                                                                ------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,868,094)                                     1,595,148
                                                                ------------
 CONVERTIBLE PREFERRED STOCKS--1.6%
 BUILDING MATERIALS--0.0%
 Owens Corning, 6.500% **                                 2,500        8,438
                                                                ------------
 FINANCIAL SERVICES--0.4%
 Newell Financial Trust I, 5.250%                        15,000      588,750
                                                                ------------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                          Shares     Value +

-----------------------------------------------------------------------------
 PREFERRED STOCKS - CONTINUED
 OIL & GAS--0.9%
 EVI, Inc., 5.000%                                        25,250 $  1,284,594
                                                                 ------------
 REAL ESTATE INVESTMENT TRUSTS--0.3%
 Camden Property Trust, $2.25                              3,000       77,700
 Equity Residential Properties Trust, 7.250%              14,350      346,265
                                                                 ------------
                                                                      423,965
                                                                 ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,807,262)                                      2,305,747
                                                                 ------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $3,675,356)                                      3,900,895
                                                                 ------------
                                                            Face
                                                          Amount
-----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT - 2.1% OF NET ASSETS
 Repurchase Agreement with State Street Bank and
  Trust Co., dated 3/30/01 at 3.750% to be
  repurchased at $3,026,946 on 4/02/01
  collateralized by $3,210,000 U.S. Treasury
  Bond, 5.250% due 11/15/28 with a value of
  $3,090,781                                       USD 3,026,000    3,026,000
                                                                 ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $3,026,000)                                      3,026,000
                                                                 ------------
 TOTAL INVESTMENTS--98.0%
 (IDENTIFIED COST $150,115,851) @                                 142,181,426
 Cash and Other Assets, Less Liabilities 2.0%                       2,936,144
                                                                 ------------
 NET ASSETS--100%                                                $145,117,570
                                                                 ============

   +  See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
 PIK  All or a portion of income may be received as additional securities.
  **  Security in default
  @ At March 31, 2001, the net unrealized depreciation on investments based on cost of $150,115,851 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $ 5,380,872 and $ 13,315,297 respectively, resulting in net unrealized depreciation of $7,934,425.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                  Shares    Value +

--------------------------------------------------------------------
 COMMON STOCKS - 98.0% OF NET ASSETS
 AUTO & RELATED--1.5%
 Harley-Davidson, Inc.                            4,400  $   166,980
                                                         -----------
 BANKS/SAVINGS & LOANS--4.2%
 Cullen Frost Bankers, Inc.                       6,000      205,500
 TCF Financial Corp.                              6,800      256,972
                                                         -----------
                                                             462,472
                                                         -----------
 BROADCASTING--2.0%
 Univision Communications, Inc. Class A *         5,800      221,328
                                                         -----------
 BUSINESS SERVICES--3.6%
 BISYS Group, Inc. *                              5,000      267,187
 HomeStore.com, Inc. *                            5,700      135,375
                                                         -----------
                                                             402,562
                                                         -----------
 CHEMICALS--SPECIALTY--1.3%
 Cabot Microelectronics Corp. *                   3,200      141,600
                                                         -----------
 COMMUNICATIONS EQUIPMENT--4.9%
 Ciena Corp. *                                    1,900       79,325
 Comverse Technology, Inc. *                      1,900      111,891
 ONI Systems Corp. *                              3,700       72,150
 Sonus Networks, Inc. *                           6,800      135,681
 Symbol Technologies, Inc.                        4,000      139,600
                                                         -----------
                                                             538,647
                                                         -----------
 COMPUTER SERVICES--1.6%
 SunGard Data Systems, Inc. *                     3,700      182,151
                                                         -----------
 COMPUTER SOFTWARE--9.5%
 Cadence Design Systems, Inc. *                   8,300      153,467
 Macrovision Corp. *                              4,700      204,744
 Manugistics Group, Inc. *                        3,300       60,431
 Mercury Interactive Corp. *                      3,600      150,750
 Micromuse, Inc. *                                4,600      173,834
 Peregrine Systems, Inc. *                        5,000       97,500
 Rational Software Corp. *                        3,800       67,450
 Synopsys, Inc. *                                 2,900      136,119
                                                         -----------
                                                           1,044,295
                                                         -----------
 EDUCATION--2.3%
 DeVry, Inc. *                                    8,500      255,425
                                                         -----------
 ELECTRICAL EQUIPMENT--1.4%
 Capstone Turbine Corp. *                         5,500      156,063
                                                         -----------
 ELECTRONIC COMPONENTS--1.0%
 Sanmina Corp. *                                  5,900      115,419
                                                         -----------
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--2.7%
 Integrated Device Technology, Inc. *             4,800      142,128
 Semtech Corp. *                                  5,400      158,962
                                                         -----------
                                                             301,090
                                                         -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                           Shares    Value +

-------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 FINANCIAL SERVICES--7.2%
 Concord EFS, Inc. *                        6,200 $   250,712
 Investors Financial Services Corp.         2,700     158,288
 LaBranche & Co., Inc. *                    4,500     144,720
 Synovus Financial Corp.                    8,900     240,300
                                                  -----------
                                                      794,020
                                                  -----------
 GAMING--1.8%
 Harrah's Entertainment, Inc. *             6,800     200,124
                                                  -----------
 HEALTHCARE--BIOTECHNOLOGY--6.4%
 Abgenix, Inc. *                            4,500     106,594
 Human Genome Sciences, Inc. *              3,200     147,200
 ICOS Corp. *                               2,300     109,250
 IDEC Pharmaceuticals Corp. *               3,800     152,000
 ImClone Systems, Inc. *                    4,400     146,025
 Vertex Pharmaceuticals, Inc. *             1,300      47,612
                                                  -----------
                                                      708,681
                                                  -----------
 HEALTHCARE--DRUGS--8.4%
 ALZA Corp. *                               3,000     121,500
 Biovail Corp.                              4,900     177,037
 Forest Laboratories, Inc. *                2,900     171,796
 IVAX Corp. *                               5,900     185,850
 King Pharmaceuticals, Inc. *               4,100     167,075
 Watson Pharmaceuticals, Inc. *             2,100     110,460
                                                  -----------
                                                      933,718
                                                  -----------
 HEALTHCARE--MEDICAL TECHNOLOGY--1.8%
 Cytyc Corp. *                             11,800     194,700
                                                  -----------
 HEALTHCARE--SERVICES--2.5%
 Community Health Care *                    4,000     114,000
 Express Scripts, Inc. Class A *            1,900     164,692
                                                  -----------
                                                      278,692
                                                  -----------
 HOME BUILDERS--0.9%
 Lennar Corp.                               2,600     103,636
                                                  -----------
 INSURANCE--3.2%
 Ambac Financial Group, Inc.                3,000     190,290
 Lincoln National Corp.                     3,900     165,633
                                                  -----------
                                                      355,923
                                                  -----------
 MACHINERY--2.5%
 KLA-Tencor Corp. *                         3,400     133,875
 Novellus Systems, Inc. *                   3,400     137,913
                                                  -----------
                                                      271,788
                                                  -----------
 OIL & GAS--1.5%
 Noble Affiliates, Inc.                     3,900     162,747
                                                  -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                         Shares    Value +

----------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 OIL & GAS DRILLING EQUIPMENT--8.7%
 BJ Services Co. *                                        2,800 $   199,360
 ENSCO International, Inc.                                5,300     185,500
 Helmerich & Payne, Inc.                                  2,700     125,010
 Nabors Industries, Inc. *                                2,100     108,864
 National-Oilwell, Inc. *                                 5,000     173,150
 Noble Drilling Corp. *                                   3,600     166,176
                                                                -----------
                                                                    958,060
                                                                -----------
 OIL & GAS EXPLORATION--1.6%
 Devon Energy Corp.                                       3,100     180,420
                                                                -----------
 RESTAURANTS--2.2%
 Starbucks Corp. *                                        5,600     237,650
                                                                -----------
 RETAIL--SPECIALTY--6.6%
 Abercrombie & Fitch Co. *                                4,900     160,230
 American Eagle Outfitters, Inc. *                        5,100     146,625
 Bed Bath & Beyond, Inc. *                                8,000     196,500
 Talbots, Inc.                                            5,400     229,392
                                                                -----------
                                                                    732,747
                                                                -----------
 TELECOMMUNICATIONS--1.2%
 Allegiance Telecom, Inc. *                               3,500      51,625
 Time Warner Telecom, Inc. Class A *                      2,200      80,025
                                                                -----------
                                                                    131,650
                                                                -----------
 UTILITIES--5.5%
 Calpine Corp. *                                          4,800     264,336
 NRG Energy, Inc. *                                       9,300     338,520
                                                                -----------
                                                                    602,856
                                                                -----------
 TOTAL COMMON STOCKS
  (Identified Cost $11,904,481)                                  10,835,444
                                                                -----------
                                                           Face
                                                         Amount
----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT - 3.2% OF NET ASSETS
 Repurchase Agreement with State Street Bank and
  Trust Co., dated 3/30/01 at 3.750% to be
  repurchased at $349,109 on 4/02/01
  collateralized by $340,000 U.S. Treasury Note
  5.500% due 3/31/03 with a value of $357,000          $349,000     349,000
                                                                -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $349,000)                                        349,000
                                                                -----------
 TOTAL INVESTMENTS--101.2%
 (IDENTIFIED COST $12,253,481) @                                 11,184,444
 Liabilities, Less Cash and Other Assets--(1.2%)                   (132,327)
                                                                -----------
 NET ASSETS--100%                                               $11,052,117
                                                                ===========

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


+  See Note 1.
*  Non-income producing security.
@ At March 31, 2001, the net unrealized depreciation on investments based on cost of $12,253,481 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $315,732 and $1,384,769, respectively, resulting in net unrealized depreciation of $1,069,037.

                See accompanying notes to financial statements.

LOOMIS SAYLES PROVIDENT FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                  Shares    Value +

--------------------------------------------------------------------
 COMMON STOCKS - 61.3% OF NET ASSETS
 AUTO & RELATED--1.4%
 BorgWarner, Inc.                                  7,600 $   304,532
                                                         -----------
 CHEMICALS--MAJOR--4.5%
 Engelhard Corp.                                  18,300     473,238
 Praxair, Inc.                                    11,450     511,242
                                                         -----------
                                                             984,480
                                                         -----------
 COMPUTER HARDWARE--5.3%
 Compaq Computer Corp.                            25,600     465,920
 International Business Machines Corp.             7,250     697,305
                                                         -----------
                                                           1,163,225
                                                         -----------
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--4.7%
 Advanced Micro Devices, Inc. *                   12,200     323,788
 Applied Materials, Inc. *                         8,900     387,150
 NVIDIA Corp. *                                    4,800     311,625
                                                         -----------
                                                           1,022,563
                                                         -----------
 FOOD & BEVERAGE--2.6%
 PepsiCo, Inc.                                    12,900     566,955
                                                         -----------
 HEALTHCARE--DRUGS--2.4%
 Pfizer, Inc.                                     13,100     536,445
                                                         -----------
 HEALTHCARE--PRODUCTS--4.2%
 Baxter International, Inc.                        5,900     555,426
 Waters Corp. *                                    7,900     366,955
                                                         -----------
                                                             922,381
                                                         -----------
 HOME PRODUCTS--1.4%
 Mohawk Industries, Inc. *                        11,300     317,304
                                                         -----------
 INSURANCE--4.6%
 Ace Ltd.                                         13,100     481,556
 AFLAC, Inc.                                      19,400     534,276
                                                         -----------
                                                           1,015,832
                                                         -----------
 METALS & MINING--2.6%
 Alcoa, Inc.                                      15,600     560,820
                                                         -----------
 OIL & GAS EXPLORATION--9.5%
 Anadarko Petroleum Corp.                          7,500     470,850
 Devon Energy Corp.                                7,500     436,500
 Kerr-McGee Corp.                                  7,100     460,790
 Ocean Energy, Inc.                               18,100     299,555
 Unocal Corp.                                     12,200     421,754
                                                         -----------
                                                           2,089,449
                                                         -----------
 RAIL--TRANSPORT--2.5%
 Burlington Northern Santa Fe Corp.               18,100     549,878
                                                         -----------
 RETAIL--GENERAL--2.2%
 Federated Department Stores, Inc. *              11,500     477,825
                                                         -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                      Shares    Value +

------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 TELECOMMUNICATIONS--6.6%
 BellSouth Corp.                                      14,550 $   595,386
 CenturyTel, Inc.                                     12,800     368,000
 Sprint Corp.                                         21,600     474,984
                                                             -----------
                                                               1,438,370
                                                             -----------
 UTILITIES--ELECTRIC--6.8%
 Dominion Resources, Inc.                              7,700     496,419
 Duke Energy Corp.                                    12,000     512,880
 TXU Corp.                                            11,800     487,576
                                                             -----------
                                                               1,496,875
                                                             -----------
 TOTAL COMMON STOCKS
  (Identified Cost $12,987,374)                               13,446,934
                                                             -----------
 TOTAL INVESTMENTS--61.3%
 (IDENTIFIED COST $12,987,374) @                              13,446,934
 Cash and Other Assets, Less Liabilities--38.7%                8,499,849
                                                             -----------
 NET ASSETS--100%                                            $21,946,783
                                                             ===========

+  See Note 1.
*  Non-income producing security.
@ At March 31, 2001, the net unrealized appreciation on investments based on cost of $12,987,374 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,003,379 and $543,819, respectively, resulting in net unrealized appreciation of $459,560.

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                 Shares    Value +

-------------------------------------------------------------------
 COMMON STOCKS - 97.0% OF NET ASSETS
 BANKS/SAVINGS & LOANS--3.6%
 East West Bancorp, Inc.                         51,400 $   989,450
 Independence Community Bank Corp.               38,500     671,344
 Southwest Bancorporation of Texas, Inc. *       34,200   1,073,025
                                                        -----------
                                                          2,733,819
                                                        -----------
 BUILDING & CONSTRUCTION--3.3%
 Standard Pacific Corp.                          53,600   1,130,960
 Toll Brothers, Inc. *                           35,200   1,355,200
                                                        -----------
                                                          2,486,160
                                                        -----------
 BUSINESS SERVICES--3.1%
 Bell Microproducts, Inc. *                      61,200     692,325
 I-many, Inc. *                                  39,800     452,725
 On Assignment, Inc. *                           57,050   1,190,919
                                                        -----------
                                                          2,335,969
                                                        -----------
 COMMUNICATIONS EQUIPMENT--0.9%
 Aeroflex, Inc. *                                65,450     674,953
                                                        -----------
 COMPUTER HARDWARE--0.7%
 Adept Technology, Inc. *                        40,200     562,800
                                                        -----------
 COMPUTER SERVICES--1.7%
 Carreker Corp. *                                67,800   1,288,200
                                                        -----------
 COMPUTER SOFTWARE--10.2%
 Advent Software, Inc. *                         58,150   2,576,772
 Embarcadero Technologies, Inc. *                21,300     354,113
 HNC Software, Inc.                              61,950   1,087,997
 Macrovision Corp. *                             38,950   1,696,759
 Manugistics Group, Inc. *                       35,200     644,600
 MapInfo Corp. *                                 31,400     557,350
 Netegrity, Inc. *                               33,375     821,859
                                                        -----------
                                                          7,739,450
                                                        -----------
 EDUCATION--6.6%
 Career Education Corp. *                        29,250   1,469,812
 Corinthian Colleges, Inc. *                     49,700   2,000,425
 Education Management Corp. *                    46,000   1,500,750
                                                        -----------
                                                          4,970,987
                                                        -----------
 ELECTRICAL EQUIPMENT--0.9%
 FuelCell Energy, Inc. *                         12,800     646,400
                                                        -----------
 ELECTRONIC COMPONENTS--4.4%
 Coherent, Inc. *                                25,900     919,450
 DDi Corp. *                                     38,800     654,750
 Photronics, Inc. *                              28,400     701,125
 Plexus Corp. *                                  40,900   1,048,062
                                                        -----------
                                                          3,323,387
                                                        -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                         Shares    Value +

---------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--5.8%
 AstroPower, Inc. *                                      26,550 $   796,500
 AXT, Inc. *                                             27,100     406,500
 Exar Corp. *                                            26,200     514,175
 Integrated Silicon Solution, Inc. *                     60,400     785,200
 Power Integrations, Inc. *                              31,900     550,275
 Ultratech Stepper, Inc. *                               37,200     916,050
 Virage Logic Corp. *                                    32,400     386,775
                                                                -----------
                                                                  4,355,475
                                                                -----------
 FINANCIAL SERVICES--2.8%
 Affiliated Managers Group, Inc. *                       33,650   1,581,550
 Multex.com, Inc. *                                      37,200     576,600
                                                                -----------
                                                                  2,158,150
                                                                -----------
 FOOD--PACKAGED & MISCELLANEOUS--2.0%
 Hain Celestial Group, Inc. *                            53,450   1,550,050
                                                                -----------
 HEALTHCARE--BIOTECHNOLOGY--5.5%
 Alkermes, Inc.                                          25,650     562,697
 Aurora Biosciences Corp. *                              38,200     682,825
 Charles River Laboratories International, Inc. *        29,400     727,650
 CryoLife, Inc. *                                        17,550     455,071
 Exelixis, Inc. *                                        38,900     337,944
 Myriad Genetics, Inc. *                                 25,000   1,014,062
 PRAECIS Pharmaceuticals, Inc. *                         20,500     408,719
                                                                -----------
                                                                  4,188,968
                                                                -----------
 HEALTHCARE--DRUGS--3.3%
 Angiotech Pharmaceuticals, Inc. *                       17,350     685,325
 First Horizon Pharmaceutical Corp. *                    32,400     676,350
 Noven Pharmaceuticals, Inc. *                           41,100   1,163,644
                                                                -----------
                                                                  2,525,319
                                                                -----------
 HEALTHCARE--MEDICAL TECHNOLOGY--4.2%
 Cytyc Corp. *                                          116,350   1,919,775
 Respironics, Inc. *                                     40,900   1,247,450
                                                                -----------
                                                                  3,167,225
                                                                -----------
 HEALTHCARE--SERVICES--9.8%
 Accredo Health, Inc. *                                  60,000   1,961,250
 AdvancePCS *                                            27,700   1,503,158
 AmeriPath, Inc. *                                       65,200   1,340,675
 Pharmaceutical Product Development, Inc. *              33,150   1,396,444
 Province Health Care, Inc. *                            40,700   1,238,806
                                                                -----------
                                                                  7,440,333
                                                                -----------
 INSURANCE--1.9%
 W.R. Berkley Corp.                                      32,700   1,473,544
                                                                -----------
 MACHINERY--1.5%
 PRI Automation, Inc. *                                  64,300   1,101,138
                                                                -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                           Shares    Value +

------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 OIL & GAS--4.9%
 Cabot Oil & Gas Corp. Class A                             42,200 $ 1,139,400
 Cal Dive International, Inc. *                            64,300   1,631,612
 Horizon Offshore, Inc.                                    36,700     908,325
                                                                  -----------
                                                                    3,679,337
                                                                  -----------
 OIL & GAS DRILLING EQUIPMENT--4.5%
 Marine Drilling Cos., Inc. *                              66,900   1,782,885
 Patterson Energy, Inc. *                                  38,350   1,212,819
 Universal Compression Holdings, Inc. *                    11,100     388,500
                                                                  -----------
                                                                    3,384,204
                                                                  -----------
 OIL & GAS EXPLORATION--3.8%
 Spinnaker Exploration Co. *                               47,950   2,095,415
 Stone Energy Corp. *                                      15,600     768,612
                                                                  -----------
                                                                    2,864,027
                                                                  -----------
 RESTAURANTS--1.5%
 P.F. Chang's China Bistro, Inc. *                         33,200   1,162,000
                                                                  -----------
 RETAIL--SPECIALTY--8.3%
 Chico's FAS, Inc. *                                       34,800   1,141,875
 Cost Plus, Inc. *                                         62,000   1,429,875
 Genesco, Inc. *                                           55,300   1,515,220
 Pacific Sunwear of California, Inc. *                     47,400   1,303,500
 Too, Inc. *                                               47,900     897,646
                                                                  -----------
                                                                    6,288,116
                                                                  -----------
 TELECOMMUNICATIONS--1.8%
 AirGate PCS, Inc. *                                       35,750   1,345,094
                                                                  -----------
 TOTAL COMMON STOCKS
  (Identified Cost $85,425,962)                                    73,445,105
                                                                  -----------
                                                             Face
                                                           Amount
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT - 4.6% OF NET ASSETS
 Repurchase Agreement with State Street Bank and
  Trust Co., dated 3/30/01 at 3.750% to be
  repurchased at $3,455,079 on 4/02/01
  collateralized by $3,405,000 U.S. Treasury
  Note, 5.625% due 12/31/02 with a value of
  $3,524,175                                           $3,454,000   3,454,000
                                                                  -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $3,454,000)                                      3,454,000
                                                                  -----------
 TOTAL INVESTMENTS--101.6%
 (IDENTIFIED COST $88,879,962) @                                   76,899,105
 Liabilities, Less Cash and Other Assets--(1.6%)                   (1,195,567)
                                                                  -----------
 NET ASSETS--100%                                                 $75,703,538
                                                                  ===========

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


+  See Note 1.
*  Non-income producing security.
@ At March 31, 2001, the net unrealized depreciation on investments based on cost of $88,879,962 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,232,429 and $15,213,286, respectively, resulting in net unrealized depreciation of $11,980,857.

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                           Shares    Value +

-------------------------------------------------------------
 COMMON STOCKS - 94.7% OF NET ASSETS
 AEROSPACE/DEFENSE--1.6%
 AAR Corp.                                  6,600 $    84,216
 Alliant Techsystems, Inc. *                3,000     265,650
                                                  -----------
                                                      349,866
                                                  -----------
 AIRLINES--0.4%
 AirTran Holdings, Inc. *                  10,100      79,184
                                                  -----------
 AUTO & RELATED--0.6%
 Oshkosh Truck Corp.                        3,800     134,900
                                                  -----------
 BANKS/SAVINGS & LOANS--5.9%
 Astoria Financial Corp.                    2,300     122,906
 City National Corp.                        3,500     134,435
 Colonial BancGroup, Inc.                  16,100     209,300
 Commercial Federal Corp.                   4,800     107,040
 First Midwest Bancorp, Inc.                5,900     166,085
 Mississippi Valley Bancshares, Inc.        2,200      75,922
 New York Community Bancorp, Inc.           4,950     143,550
 Republic Bancorp, Inc.                    11,500     141,594
 Wilmington Trust Corp.                     3,300     194,964
                                                  -----------
                                                    1,295,796
                                                  -----------
 BROADCASTING--1.9%
 A. H. Belo Corp. Series A                  7,500     123,525
 Harcourt General, Inc.                     1,900     105,773
 Saga Communications, Inc. Class A *       10,800     178,200
                                                  -----------
                                                      407,498
                                                  -----------
 BUSINESS SERVICES--2.7%
 Black Box Corp. *                          4,900     218,356
 Global Payments, Inc. *                    9,900     183,150
 MAXIMUS, Inc. *                           12,800      82,908
 Progress Software Corp. *                  6,500      94,250
                                                  -----------
                                                      578,664
                                                  -----------
 CHEMICALS--0.6%
 Dionex Corp. *                            4 ,400     138,325
                                                  -----------
 CHEMICALS--SPECIALTY--5.6%
 Cambrex Corp.                              1,800      74,790
 Cuno, Inc. *                               5,500     159,500
 Cytec Industries, Inc. *                   6,600     211,332
 Ferro Corp.                                9,200     187,036
 Olin Corp.                                 7,500     152,925
 OM Group, Inc.                             1,800      95,850
 Omnova Solutions, Inc.                    12,800      84,992
 Scotts Co. *                               4,800     182,640
 Spartech Corp.                             4,700      75,905
                                                  -----------
                                                    1,224,970
                                                  -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                    Shares    Value +

----------------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 COMMERCIAL SERVICES--3.2%
 ADVO, Inc. *                                        4,400 $   162,360
 Harte-Hanks, Inc.                                   7,800     176,436
 NetRatings, Inc. *                                  1,200      13,500
 R.H. Donnelley Corp. *                             11,800     342,200
                                                           -----------
                                                               694,496
                                                           -----------
 COMMUNICATIONS EQUIPMENT--0.3%
 Tollgrade Communications, Inc. *                    2,200      56,650
                                                           -----------
 COMPUTER HARDWARE--0.9%
 Maxtor Corp. *                                     21,000     147,000
 National Instruments Corp. *                        1,800      58,725
                                                           -----------
                                                               205,725
                                                           -----------
 COMPUTER SERVICES--1.3%
 Affiliated Computer Services, Inc. Class A *        2,700     175,230
 Phoenix Technologies Ltd. *                         7,000      97,125
                                                           -----------
                                                               272,355
                                                           -----------
 COMPUTER SOFTWARE--0.4%
 Actuate Corp. *                                     7,300      69,807
 MRO Software, Inc. *                                2,500      20,156
                                                           -----------
                                                                89,963
                                                           -----------
 CONSUMER PRODUCTS--0.4%
 Fossil, Inc. *                                      4,900      85,138
                                                           -----------
 ELECTRICAL EQUIPMENT--0.8%
 Sensormatic Electronics Corp.                       8,600     163,400
                                                           -----------
 ELECTRONIC COMPONENTS--2.9%
 Brooks Automation, Inc. *                           2,000      79,500
 CommScope, Inc. *                                   5,800      96,744
 CTS Corp.                                           5,300     109,975
 Eletronics For Imaging, Inc. *                      6,600     162,525
 Kent Electronics Corp. *                            4,300      77,400
 Technitrol, Inc.                                    4,600     114,494
                                                           -----------
                                                               640,638
                                                           -----------
 ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.8%
 DuPont Photomasks, Inc. *                           2,300     100,922
 TriQuint Semiconductor, Inc. *                      4,400      65,175
                                                           -----------
                                                               166,097
                                                           -----------
 ENTERTAINMENT--0.6%
 Steinway Musical Instruments, Inc. *                5,800      95,410
 The Ackerley Group, Inc.                            3,500      42,175
                                                           -----------
                                                               137,585
                                                           -----------
 ENVIRONMENTAL SERVICES--1.1%
 American States Water Co.                           4,000     132,440
 Tetra Tech, Inc. *                                  5,700     115,425
                                                           -----------
                                                               247,865
                                                           -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                               Shares    Value +

-----------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 FINANCIAL SERVICES--4.3%
 Affiliated Managers Group, Inc. *              2,100 $    98,700
 Allied Capital Corp.                           6,400     128,800
 American Capital Strategies Ltd.               5,200     132,275
 Boston Private Financial Holdings, Inc.        4,300      76,325
 Federated Investors, Inc. Class B              7,600     215,460
 Heller Financial, Inc.                         4,700     165,205
 Investment Technology Group, Inc. *            2,200     112,640
                                                      -----------
                                                          929,405
                                                      -----------
 FOOD--PACKAGED & MISCELLANEOUS--3.3%
 Corn Products International, Inc.              6,800     174,488
 Earthgrains Co.                                5,900     125,375
 Hormel Foods Corp.                             8,300     161,684
 International Multifoods Corp.                 1,300      25,025
 Michael Foods, Inc.                            7,500     224,062
                                                      -----------
                                                          710,634
                                                      -----------
 FOREST & PAPER PRODUCTS--0.8%
 Boise Cascade Corp.                            5,700     178,980
                                                      -----------
 FREIGHT TRANSPORTATION--1.8%
 GATX Corp.                                     4,500     191,070
 USFreightways Corp.                            6,600     207,900
                                                      -----------
                                                          398,970
                                                      -----------
 HEALTHCARE--BIOTECHNOLOGY--0.6%
 Tularik, Inc. *                                7,000     133,000
                                                      -----------
 HEALTHCARE--DRUGS--0.3%
 Medicis Pharmaceutical Corp. Class A *         1,500      67,230
                                                      -----------
 HEALTHCARE--MEDICAL TECHNOLOGY--5.6%
 Beckman Coulter, Inc.                          7,200     281,448
 Cyberonics, Inc. *                             6,800     110,075
 IDEXX Laboratories, Inc. *                     8,100     177,694
 Respironics, Inc. *                            2,600      79,300
 Steris Corp. *                                12,500     176,250
 Varian Medical Systems, Inc. *                 2,300     139,840
 Ventana Medical Systems, Inc. *                6,500     151,125
 Wilson Greatbatch Technologies, Inc. *         5,000      94,950
                                                      -----------
                                                        1,210,682
                                                      -----------
 HEALTHCARE--PRODUCTS--2.4%
 Henry Schein, Inc. *                           5,200     191,100
 Patterson Dental Co. *                         4,200     129,150
 Sybron Dental Specialties, Inc. *              6,600     138,600
 Vascular Solutions, Inc. *                     9,800      61,250
                                                      -----------
                                                          520,100
                                                      -----------
 HEALTHCARE--SERVICES--1.9%
 Hooper Holmes, Inc.                           11,500      98,785
 Omnicare, Inc.                                 7,100     152,295

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                              Shares    Value +

----------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 HEALTHCARE--SERVICES--CONTINUED
 Renal Care Group, Inc. *                     5,900  $   158,238
                                                     -----------
                                                         409,318
                                                     -----------
 HOME BUILDERS--0.5%
 D.R. Horton, Inc.                            5,060      107,021
                                                     -----------
 HOME PRODUCTS--2.4%
 Alberto-Culver Co. Class A                   2,800       93,268
 Furniture Brands International, Inc. *       6,200      146,940
 Mohawk Industries, Inc. *                    9,700      272,376
                                                     -----------
                                                         512,584
                                                     -----------
 INSURANCE--6.6%
 American Financial Group, Inc.               5,700      137,370
 AmerUs Group Co.                             7,300      221,555
 Annuity and Life Re (Holdings) Ltd.          4,400      130,900
 Arthur J. Gallagher & Co.                    7,800      216,060
 Medical Assurance, Inc.                      1,100       13,530
 Old Republic International Corp.             8,400      238,560
 Protective Life Corp.                        6,200      190,154
 StanCorp Financial Group, Inc.               2,800      117,880
 The First American Financial Corp.           6,900      179,400
                                                     -----------
                                                       1,445,409
                                                     -----------
 LODGING & HOTEL--0.6%
 MeriStar Hospitality Corp.                   6,800      136,000
                                                     -----------
 MACHINERY--1.1%
 Gardner Denver, Inc. *                       6,100      119,560
 Manitowoc Co., Inc.                          5,100      126,480
                                                     -----------
                                                         246,040
                                                     -----------
 MANUFACTURING--4.6%
 AptarGroup, Inc.                             3,900      118,833
 Crane Co.                                    6,200      161,510
 Donaldson Co., Inc.                          3,400       90,746
 Harman International Industries, Inc.        3,300       84,447
 Monaco Coach Corp. *                         9,300      167,028
 Mueller Industries, Inc. *                   5,600      168,224
 National Service Industries, Inc.            5,600      131,320
 SPX Corp. *                                  1,000       90,760
                                                     -----------
                                                       1,012,868
                                                     -----------
 METALS & MINING--0.2%
 Worthington Industries, Inc.                 4,700       43,710
                                                     -----------
 OFFICE EQUIPMENT--0.6%
 Bell & Howell Co. *                            300        6,765
 School Specialty, Inc. *                     5,400      116,437
                                                     -----------
                                                         123,202
                                                     -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                          Shares    Value +

------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 OIL & GAS DRILLING EQUIPMENT--3.5%
 Atwood Oceanics, Inc. *                   3,800 $   155,496
 Patterson Energy, Inc. *                  5,800     183,425
 Tidewater, Inc.                           3,600     162,720
 Veritas DGC, Inc. *                       8,100     258,795
                                                 -----------
                                                     760,436
                                                 -----------
 OIL & GAS REFINING--1.7%
 Midcoast Energy Resources, Inc.           6,400     169,600
 Ultramar Diamond Shamrock Corp.           5,500     198,990
                                                 -----------
                                                     368,590
                                                 -----------
 PUBLISHING--1.1%
 Houghton Mifflin Co.                      2,500     115,025
 John Wiley & Son, Inc. Class A            7,000     132,300
                                                 -----------
                                                     247,325
                                                 -----------
 REAL ESTATE INVESTMENT TRUSTS--3.9%
 Avalonbay Communities, Inc.               3,600     164,916
 CarrAmerica Realty Corp.                  4,800     136,944
 Liberty Property Trust                    7,600     214,624
 Prentiss Properties Trust                 6,000     147,900
 Reckson Associates Realty Corp.           8,400     187,320
                                                 -----------
                                                     851,704
                                                 -----------
 RESTAURANTS--0.1%
 Wendy's International, Inc.               1,400      31,248
                                                 -----------
 RETAIL--FOOD & DRUG--1.2%
 Ruddick Corp.                             5,700      78,090
 Sonic Corp. *                             7,350     184,209
                                                 -----------
                                                     262,299
                                                 -----------
 RETAIL--GENERAL--0.4%
 Michaels Stores, Inc. *                   2,800      83,825
                                                 -----------
 RETAIL--SPECIALTY--4.8%
 Casey's General Stores, Inc.             11,600     138,475
 Charming Shoppes, Inc. *                 17,400      90,262
 Cost Plus, Inc. *                         3,800      87,637
 Men's Wearhouse, Inc. *                   4,100      88,478
 Movado Group, Inc.                        4,600      64,113
 Pier 1 Imports, Inc.                      8,300     107,900
 ShopKo Stores, Inc. *                     7,900      63,200
 The Buckle, Inc. *                        6,100     114,375
 The Wet Seal, Inc. *                      2,800      71,750
 Too, Inc. *                               6,800     127,432
 Zale Corp. *                              2,900      84,100
                                                 -----------
                                                   1,037,722
                                                 -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)


                                                         Shares    Value +

----------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED
 TELECOMMUNICATIONS--1.2%
 ADTRAN, Inc. *                                           5,500 $   135,094
 Commonwealth Telephone Enterprises, Inc. *               3,600     124,200
                                                                -----------
                                                                    259,294
                                                                -----------
 TEXTILE & APPAREL--1.7%
 Liz Claiborne, Inc.                                      5,300     249,365
 Russell Corp.                                            6,700     125,290
                                                                -----------
                                                                    374,655
                                                                -----------
 UTILITIES--5.5%
 AGL Resources, Inc.                                      5,500     120,505
 Alliant Energy Corp.                                     6,100     194,102
 Energy East Corp.                                       10,300     178,705
 MDU Resources Group, Inc.                                4,800     171,456
 New Jersey Resources Corp.                               3,600     148,140
 NSTAR                                                    2,400      91,920
 Vectren Corp.                                           10,400     222,560
 WGL Holdings, Inc.                                       2,600      71,890
                                                                -----------
                                                                  1,199,278
                                                                -----------
 TOTAL COMMON STOCKS
  (Identified Cost $18,707,777)                                  20,630,644
                                                                -----------
                                                           Face
                                                         Amount
----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--6.1% OF NET ASSETS
 COMMERCIAL PAPER--6.1%
 CIT Group Holdings, Inc., 5.300%, 4/02/01             $500,000     499,927
 UBS Finance, Inc., 5.300%, 4/02/01                     834,000     833,877
                                                                -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,333,804)                                    1,333,804
                                                                -----------
 TOTAL INVESTMENTS--100.8%
 (IDENTIFIED COST $20,041,581)@                                  21,964,448
 Liabilities, Less Cash and Other Assets--(0.8%)                   (167,537)
                                                                -----------
 NET ASSETS--100%                                               $21,796,911
                                                                ===========

+  See Note 1.
*  Non-income producing security.
@ At March 31, 2001, the net unrealized appreciation on investments based on cost of $20,041,581 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,794,914 and $872,047, respectively, resulting in net unrealized appreciation of $1,922,867.

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

                            CALIFORNIA                               HIGH YIELD
                              TAX-FREE   CORE FIXED         FIXED  FIXED INCOME
                           INCOME FUND  INCOME FUND   INCOME FUND          FUND
-------------------------------------------------------------------------------
Assets
 Investments at value      $16,383,574  $15,748,052  $422,635,875  $39,392,078
 Repurchase agreement at
  value                        518,000      439,000     2,826,000      900,000
 Cash                              460          650       682,546          886
 Foreign currency at
  value*                             0            0       150,627            0
 Receivable for:
 Securities sold                     0      399,906       825,239            0
 Dividend and interest         261,608      260,842     7,718,817      765,115
 Due from the adviser
  (Note 3)                      14,310       12,269        64,820        6,441
 Other assets (Note 1H)              0          122             0            0
                           -----------  -----------  ------------  -----------
                            17,177,952   16,860,841   434,903,924   41,064,520
                           -----------  -----------  ------------  -----------
Liabilities
 Payable for:
 Securities purchased          505,411      435,444             0      394,516
 Fund shares redeemed                0            0             0            0
 Foreign taxes                       0            0         4,246        2,519
 Accrued expenses:
 Management fees (Note 3)        7,050        4,155       189,727       21,174
 Trustee's fees (Note 3A)          532          532           532          532
 Administrative fees
  (Note 3)                       1,114        1,672        25,728        1,747
 Other                          27,936       23,354        52,248       28,485
                           -----------  -----------  ------------  -----------
                               542,043      465,157       272,481      448,973
                           -----------  -----------  ------------  -----------
Net Assets                 $16,635,909  $16,395,684  $434,631,443  $40,615,547
                           ===========  ===========  ============  ===========
 Net Assets consist of:
 Capital paid in           $16,324,858  $16,787,630  $471,235,775  $52,938,770
 Undistributed (or
  Distribution in excess
  of) net investment
  income                        98,664      268,362     9,316,900    1,283,042
 Accumulated net realized
  gain (loss)                  (28,855)  (1,031,594)   (5,726,693)  (5,592,142)
 Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency--net**              241,242      371,286   (40,194,539)  (8,014,123)
                           -----------  -----------  ------------  -----------
                           $16,635,909  $16,395,684  $434,631,443  $40,615,547
                           ===========  ===========  ============  ===========
Net Assets
 Shares of beneficial
  interest outstanding,
  no par value               1,605,537    1,575,190    38,780,175    5,728,876
                           ===========  ===========  ============  ===========
 Net asset value and
  redemption price per
  share (Net
  assets/shares of
  beneficial interest
  outstanding)             $     10.36  $     10.41  $      11.21  $      7.09
 Identified cost of
  investments              $16,660,332  $15,815,766  $465,583,761  $48,304,373
                           ===========  ===========  ============  ===========

* Cost of foreign currency of $151,325 for the Fixed Income Fund. ** Net of capital gain withholding taxes of $442 for the
   High Yield Fixed Income Fund. Includes valuation reserve of $50,000 for the Fixed Income Fund.

                See accompanying notes to financial statements.

      INTERMEDIATE   INVESTMENT GRADE                            SMALL COMPANY  SMALL COMPANY
    DURATION FIXED       FIXED INCOME      MID-CAP    PROVIDENT         GROWTH          VALUE
       INCOME FUND               FUND  GROWTH FUND         FUND           FUND           FUND
---------------------------------------------------------------------------------------------
       $20,706,928       $139,155,426  $10,835,444  $13,446,934  $ 73,445,105     $21,964,448
           756,000          3,026,000      349,000            0     3,454,000               0
               383                622          376    8,015,339           834             666
                 0                  0            0            0             0               0
           598,829            682,635      745,616      629,916       291,589          85,501
           304,496          2,543,488        1,248       17,295         4,724          21,220
            10,047              4,956       21,981       11,689         1,365             211
                 0                  0            0            0             0               0
       -----------       ------------  -----------  -----------  ------------     -----------
        22,376,683        145,413,127   11,953,665   22,121,173    77,197,617      22,072,046
       -----------       ------------  -----------  -----------  ------------     -----------
                 0            222,221      887,514      140,683       180,596         230,639
                 0                  0            0            0     1,250,000               0
                 0                  0            0            0             0               0
             5,634             49,909        7,296        9,504        51,211          14,112
               532                532          210          532           532             532
             1,087              9,356          668        2,263         6,365           1,631
            26,030             13,539        5,860       21,408         5,375          28,221
       -----------       ------------  -----------  -----------  ------------     -----------
            33,283            295,557      901,548      174,390     1,494,079         275,135
       -----------       ------------  -----------  -----------  ------------     -----------
       $22,343,400       $145,117,570  $11,052,117  $21,946,783  $ 75,703,538     $21,796,911
       ===========       ============  ===========  ===========  ============     ===========
       $22,091,792       $152,083,631  $12,500,010  $22,347,819  $120,443,399     $18,974,186
            21,285             72,689        2,383      171,414      (267,601)         36,771
           (29,884)           906,778     (381,239)  (1,032,010)  (32,491,403)        863,087
           260,207         (7,945,528)  (1,069,037)     459,560   (11,980,857)      1,922,867
       -----------       ------------  -----------  -----------  ------------     -----------
       $22,343,400       $145,117,570  $11,052,117  $21,946,783  $ 75,703,538     $21,796,911
       ===========       ============  ===========  ===========  ============     ===========
         2,258,123         13,075,398    1,250,001    2,599,447     7,381,166       2,363,841
       ===========       ============  ===========  ===========  ============     ===========
       $      9.89       $      11.10  $      8.84  $      8.44  $      10.26     $      9.22
       $21,202,721       $150,115,851  $12,253,481  $12,987,374  $ 88,879,962     $20,041,581
       ===========       ============  ===========  ===========  ============     ===========

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)


                                    CALIFORNIA TAX-          CORE         FIXED
                                        FREE INCOME  FIXED INCOME        INCOME
                                               FUND          FUND          FUND
--------------------------------------------------------------------------------
Investment Income
 Dividends*                                $      0    $        0  $    617,956
 Interest                                   424,715       573,935    19,661,581
                                           --------    ----------  ------------
                                            424,715       573,935    20,279,537
                                           --------    ----------  ------------
 Expenses
 Management fees (Note 3)                    40,296        26,186     1,089,441
 Trustee's fees and expenses (Note
  3A)                                         1,088         1,088         1,088
 Administrative fees (Note 3)                 5,931         6,180       162,323
 Custodian and accounting fees               24,019        22,490        94,700
 Transfer agent fees                          6,916         6,117        12,236
 Audit and tax services fees                 12,693        11,422        11,692
 Registration fees                           12,852         8,311        28,624
 Printing Fees                                3,314         3,380        20,636
 Amortization of organization
  expenses (Note 1H)                              0         1,194             0
 Other expenses                               4,035         2,719         4,739
                                           --------    ----------  ------------
 Total expenses                             111,144        89,087     1,425,479
 Less expenses waived and
  reimbursed by the investment
  adviser (Note 3)                          (58,759)      (51,231)       (9,205)
                                           --------    ----------  ------------
 Net expenses                                52,385        37,856     1,416,274
                                           --------    ----------  ------------
 Net investment income (loss)               372,330       536,079    18,863,263
                                           --------    ----------  ------------
Realized and Unrealized Gain
 (Loss) on Investments and Foreign
 Currency Transactions
 Net realized gain (loss) on
  investments and foreign currency           32,668        40,266    (2,502,463)
 Change in unrealized appreciation
  (depreciation) on investments
  and foreign currency**                    213,394       597,356    (9,702,512)
                                           --------    ----------  ------------
 Net realized gain (loss) and
  change in unrealized
  appreciation (depreciation)               246,062       637,622   (12,204,975)
                                           --------    ----------  ------------
Net Increase (Decrease) in Net
 Assets from Operations                    $618,392    $1,173,701  $  6,658,288
                                           ========    ==========  ============

* Net of foreign withholding taxes of $8,493, $3,382, and $34 for the Fixed Income Fund, High Yield Fixed Income
   Fund and Provident Funds, respectively.
** Net of capital gain withholding taxes of $442 for the High Yield Fixed Income Fund. Includes valuation reserve of $50,000 for the Fixed Income Fund.

                See accompanying notes to financial statements.

                                INVESTMENT
                                     GRADE
      HIGH YIELD   INTERMEDIATE      FIXED                                   SMALL       SMALL
           FIXED       DURATION     INCOME      MID-CAP    PROVIDENT       COMPANY     COMPANY
     INCOME FUND     FIXED FUND       FUND  GROWTH FUND         FUND   GROWTH FUND  VALUE FUND
-----------------------------------------------------------------------------------------------
     $   140,534    $        0  $  128,785  $     2,929  $   128,097  $     18,161  $  152,450
       2,439,986       757,376   5,715,836        8,209      119,660       169,514      39,160
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
       2,580,520       757,376   5,844,621       11,138      247,757       187,675     191,610
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
         113,667        39,472     298,497        7,296       57,525       379,397      81,564
           1,088         1,088       1,088          210        1,088         1,088       1,088
          14,282         8,189      56,197          668        9,034        39,701       8,830
          32,565        26,836      48,667        3,926       21,933        42,286      36,270
           4,079         3,114       7,100          631        4,672         6,370       3,103
          11,571        10,328      11,839          631       11,420         6,179       6,178
          12,225         9,245      15,320       16,703       13,386        15,159       8,742
           3,436         3,025       7,719          252        3,434         3,520       3,380
               0             0           0            0            0             0           0
           2,748         2,533       3,469          419        2,699         1,490       4,624
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
         195,661       103,830     449,896       30,736      125,191       495,190     153,779
         (53,578)      (49,208)    (39,462)     (21,981)     (50,409)      (39,914)    (55,901)
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
         142,083        54,622     410,434        8,755       74,782       455,276      97,878
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
       2,438,437       702,754   5,434,187        2,383      172,975      (267,601)     93,732
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
          (8,652)       66,571     909,494     (381,239)    (949,696)  (31,991,943)  1,127,054
      (4,528,923)      694,296     650,480   (1,069,037)    (992,664)  (34,154,147)   (585,703)
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
      (4,537,575)      760,867   1,559,974   (1,450,276)  (1,942,360)  (66,146,090)    541,351
     -----------    ----------  ----------  -----------  -----------  ------------  ----------
     $(2,099,138)   $1,463,621  $6,994,161  $(1,447,893) $(1,769,385) $(66,413,691) $  635,083
     ===========    ==========  ==========  ===========  ===========  ============  ==========

STATEMENTS OF CHANGES IN NET ASSETS

CALIFORNIA TAX-FREE INCOME FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,     YEAR ENDED
                                                            2001  SEPTEMBER 30,
                                                     (UNAUDITED)           2000
-------------------------------------------------------------------------------
From Operations
 Net investment income                               $   372,330   $   735,867
 Net realized gain (loss) on investments and foreign
  currency                                                32,668       (59,721)
 Change in unrealized appreciation (depreciation) on
  investments and foreign currency                       213,394        (4,731)
                                                     -----------   -----------
 Increase (decrease) in net assets from operations       618,392       671,415
                                                     -----------   -----------
From Distributions to Shareholders
 Net investment income                                  (331,088)     (680,198)
 Net realized gain on investments                              0       (38,667)
                                                     -----------   -----------
 Total distributions                                    (331,088)     (718,865)
                                                     -----------   -----------
From Capital Share Transactions
 Proceeds from the sale of shares                      1,191,600       504,671
 Net asset value of shares issued in connection with
  the reinvestment of distributions                       72,162       159,040
 Cost of shares redeemed                                (209,500)   (3,993,582)
                                                     -----------   -----------
 Increase (decrease) in net assets derived from
  capital share transactions                           1,054,262    (3,329,871)
                                                     -----------   -----------
 Total increase (decrease) in net assets               1,341,566    (3,377,321)
Net Assets
 Beginning of period                                  15,294,343    18,671,664
                                                     -----------   -----------
 End of period                                       $16,635,909   $15,294,343
                                                     ===========   ===========
Undistributed Net Investment Income
 End of period                                       $    98,664   $    57,422
                                                     ===========   ===========
Number of Shares of the Fund
 Issued from the sale of shares                          116,836        49,487
 Issued in connection with the reinvestment of
  distributions                                            7,043        15,827
 Redeemed                                                (20,343)     (397,538)
                                                     -----------   -----------
 Net change                                              103,536      (332,224)
                                                     ===========   ===========

     See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

CORE FIXED INCOME FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,     YEAR ENDED
                                                            2001  SEPTEMBER 30,
                                                     (UNAUDITED)           2000
-------------------------------------------------------------------------------
From Operations
 Net investment income                               $   536,079  $  1,372,261
 Net realized gain (loss) on investments and foreign
  currency                                                40,266    (1,005,793)
 Change in unrealized appreciation (depreciation) on
  investments and foreign currency                       597,356       633,029
                                                     -----------  ------------
 Increase (decrease) in net assets from operations     1,173,701       999,497
                                                     -----------  ------------
From Distributions to Shareholders
 Net investment income                                (1,275,211)   (1,358,125)
 Net realized gain on investments                              0        (2,230)
                                                     -----------  ------------
 Total distributions                                  (1,275,211)   (1,360,355)
                                                     -----------  ------------
From Capital Share Transactions
 Proceeds from the sale of shares                      1,033,025     4,829,471
 Net asset value of shares issued in connection with
  the reinvestment of distributions                    1,275,212     1,360,354
 Cost of shares redeemed                              (1,918,153)  (12,305,918)
                                                     -----------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions                             390,084    (6,116,093)
                                                     -----------  ------------
 Total increase (decrease) in net assets                 288,574    (6,476,951)
Net Assets
 Beginning of period                                  16,107,110    22,584,061
                                                     -----------  ------------
 End of period                                       $16,395,684  $ 16,107,110
                                                     ===========  ============
Undistributed Net Investment Income
 End of period                                       $   268,362  $  1,007,494
                                                     ===========  ============
Number of Shares of the Fund
 Issued from the sale of shares                           98,976       472,795
 Issued in connection with the reinvestment of
  distributions                                          127,649       137,132
 Redeemed                                               (183,690)   (1,217,932)
                                                     -----------  ------------
 Net change                                               42,935      (608,005)
                                                     ===========  ============

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FIXED INCOME FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,    YEAR ENDED
                                                            2001     SEPTEMBER
                                                     (UNAUDITED)      30, 2000
-------------------------------------------------------------------------------
From Operations
 Net investment income                              $ 18,863,263  $ 30,825,575
 Net realized gain (loss) on investments and
  foreign currency                                    (2,502,463)   (2,673,519)
 Change in unrealized appreciation (depreciation)
  on investments and foreign currency                 (9,702,512)   (7,502,115)
                                                    ------------  ------------
 Increase (decrease) in net assets from operations     6,658,288    20,649,941
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income                               (33,019,561)  (24,292,627)
 Net realized gain on investments                              0             0
                                                    ------------  ------------
 Total distributions                                 (33,019,561)  (24,292,627)
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from the sale of shares                     23,084,278   131,665,848
 Net asset value of shares issued in connection
  with the reinvestment of distributions              32,920,804    23,996,635
 Cost of shares redeemed                             (22,742,154)  (22,297,368)
                                                    ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions                          33,262,928   133,365,115
                                                    ------------  ------------
 Total increase (decrease) in net assets               6,901,655   129,722,429
Net Assets
 Beginning of period                                 427,729,788   298,007,359
                                                    ------------  ------------
 End of period                                      $434,631,443  $427,729,788
                                                    ============  ============
Undistributed Net Investment Income
 End of period                                      $  9,316,900  $ 23,473,198
                                                    ============  ============
Number of Shares of the Fund
 Issued from the sale of shares                        1,975,989    10,967,383
 Issued in connection with the reinvestment of
  distributions                                        2,987,368     2,086,664
 Redeemed                                             (1,986,290)   (1,889,932)
                                                    ------------  ------------
 Net change                                            2,977,067    11,164,115
                                                    ============  ============

     See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
HIGH YIELD FIXED INCOME FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,   YEAR ENDED
                                                            2001    SEPTEMBER
                                                     (UNAUDITED)     30, 2000
------------------------------------------------------------------------------
From Operations
 Net investment income                               $ 2,438,437  $ 3,432,165
 Net realized gain (loss) on investments and foreign
  currency                                                (8,652)  (1,672,712)
 Change in unrealized appreciation (depreciation) on
  investments and foreign currency                    (4,528,923)     798,429
                                                     -----------  -----------
 Increase (decrease) in net assets from operations    (2,099,138)   2,557,882
                                                     -----------  -----------
From Distributions to Shareholders
 Net investment income                                (3,831,146)  (2,737,451)
 Net realized gain on investments                              0            0
                                                     -----------  -----------
 Total distributions                                  (3,831,146)  (2,737,451)
                                                     -----------  -----------
From Capital Share Transactions
 Proceeds from the sale of shares                      4,000,002   12,588,000
 Net asset value of shares issued in connection with
  the reinvestment of distributions                    2,927,324    1,725,977
 Cost of shares redeemed                                       0            0
                                                     -----------  -----------
 Increase (decrease) in net assets derived from
  capital share transactions                           6,927,326   14,313,977
                                                     -----------  -----------
 Total increase (decrease) in net assets                 997,042   14,134,408
Net Assets
 Beginning of period                                  39,618,505   25,484,097
                                                     -----------  -----------
 End of period                                       $40,615,547  $39,618,505
                                                     ===========  ===========
Undistributed Net Investment Income
 End of period                                       $ 1,283,042  $ 2,675,751
                                                     ===========  ===========
Number of Shares of the Fund
 Issued from the sale of shares                          541,272    1,505,594
 Issued in connection with the reinvestment of
  distributions                                          434,321      212,821
 Redeemed                                                      0            0
                                                     -----------  -----------
 Net change                                              975,593    1,718,415
                                                     ===========  ===========

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INTERMEDIATE DURATION FIXED INCOME FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,     YEAR ENDED
                                                            2001  SEPTEMBER 30,
                                                     (UNAUDITED)           2000
-------------------------------------------------------------------------------
From Operations
 Net investment income                               $   702,754   $ 1,114,093
 Net realized gain (loss) on investments and foreign
  currency                                                66,571       (13,130)
 Change in unrealized appreciation (depreciation) on
  investments and foreign currency                       694,296       102,659
                                                     -----------   -----------
 Increase (decrease) in net assets from operations     1,463,621     1,203,622
                                                     -----------   -----------
From Distributions to Shareholders
 Net investment income                                  (711,536)   (1,091,374)
 Net realized gain on investments                              0             0
                                                     -----------   -----------
 Total distributions                                    (711,536)   (1,091,374)
                                                     -----------   -----------
From Capital Share Transactions
 Proceeds from the sale of shares                        300,000     5,105,079
 Net asset value of shares issued in connection with
  the reinvestment of distributions                      711,536     1,091,374
 Cost of shares redeemed                                       0      (100,000)
                                                     -----------   -----------
 Increase (decrease) in net assets derived from
  capital share transactions                           1,011,536     6,096,453
                                                     -----------   -----------
 Total increase (decrease) in net assets               1,763,621     6,208,701
Net Assets
 Beginning of period                                  20,579,779    14,371,078
                                                     -----------   -----------
 End of period                                       $22,343,400   $20,579,779
                                                     ===========   ===========
Undistributed Net Investment Income
 End of period                                       $    21,285   $    30,067
                                                     ===========   ===========
Number of Shares of the Fund
 Issued from the sale of shares                           30,364       541,558
 Issued in connection with the reinvestment of
  distributions                                           73,601       115,731
 Redeemed                                                      0       (10,471)
                                                     -----------   -----------
 Net change                                              103,965       646,818
                                                     ===========   ===========

     See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INVESTMENT GRADE FIXED INCOME FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,     YEAR ENDED
                                                            2001  SEPTEMBER 30,
                                                     (UNAUDITED)           2000
-------------------------------------------------------------------------------
From Operations
 Net investment income                              $  5,434,187  $ 11,330,469
 Net realized gain (loss) on investments and
  foreign currency                                       909,494      (193,846)
 Change in unrealized appreciation (depreciation)
  on investments and foreign currency                    650,480       137,861
                                                    ------------  ------------
 Increase (decrease) in net assets from operations     6,994,161    11,274,484
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income                                (5,459,420)  (10,951,438)
 Net realized gain on investments                        (68,481)     (601,905)
                                                    ------------  ------------
 Total distributions                                  (5,527,901)  (11,553,343)
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from the sale of shares                     11,913,753     9,933,764
 Net asset value of shares issued in connection
  with the reinvestment of distributions               4,769,362     9,042,033
 Cost of shares redeemed                             (26,443,919)  (12,042,298)
                                                    ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions                          (9,760,804)    6,933,499
                                                    ------------  ------------
 Total increase (decrease) in net assets              (8,294,544)    6,654,640
Net Assets
 Beginning of period                                 153,412,114   146,757,474
                                                    ------------  ------------
 End of period                                      $145,117,570  $153,412,114
                                                    ============  ============
Undistributed Net Investment Income
 End of period                                      $     72,689  $     97,922
                                                    ============  ============
Number of Shares of the Fund
 Issued from the sale of shares                        1,097,024       904,008
 Issued in connection with the reinvestment of
  distributions                                          433,416       828,276
 Redeemed                                             (2,401,597)   (1,098,862)
                                                    ------------  ------------
 Net change                                             (871,157)      633,422
                                                    ============  ============

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MID-CAP GROWTH FUND

                                                                      PERIOD
                                                                       ENDED
                                                                   MARCH 31,
                                                                       2001*
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------
From Operations
 Net investment income                                           $     2,383
 Net realized gain (loss) on investments and foreign currency       (381,239)
 Change in unrealized appreciation (depreciation) on investments
  and foreign currency                                            (1,069,037)
                                                                 -----------
 Increase (decrease) in net assets from operations                (1,447,893)
                                                                 -----------
From Distributions to Shareholders
 Net investment income                                                     0
 Net realized gain on investments                                          0
                                                                 -----------
 Total distributions                                                       0
                                                                 -----------
From Capital Share Transactions
 Proceeds from the sale of shares                                 12,500,010
 Net asset value of shares issued in connection with the
  reinvestment of distributions                                            0
 Cost of shares redeemed                                                   0
                                                                 -----------
 Increase (decrease) in net assets derived from capital share
  transactions                                                    12,500,010
                                                                 -----------
 Total increase (decrease) in net assets                          11,052,117
Net Assets
 Beginning of period                                                       0
                                                                 -----------
 End of period                                                   $11,052,117
                                                                 ===========
Undistributed Net Investment Income
 End of period                                                   $     2,383
                                                                 ===========
Number of Shares of the Fund
 Issued from the sale of shares                                    1,250,001
 Issued in connection with the reinvestment of distributions               0
 Redeemed                                                                  0
                                                                 -----------
 Net change                                                        1,250,001
                                                                 ===========

*   Commencement of operations on February 28, 2001.

     See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

PROVIDENT FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,     YEAR ENDED
                                                            2001  SEPTEMBER 30,
                                                     (UNAUDITED)           2000
-------------------------------------------------------------------------------
From Operations
 Net investment income                               $   172,975   $   232,527
 Net realized gain (loss) on investments and foreign
  currency                                              (949,696)    4,170,939
 Change in unrealized appreciation (depreciation) on
  investments and foreign currency                      (992,664)      801,520
                                                     -----------   -----------
 Increase (decrease) in net assets from operations    (1,769,385)    5,204,986
                                                     -----------   -----------
From Distributions to Shareholders
 Net investment income                                  (187,020)     (114,840)
 Net realized gain on investments                     (4,076,191)   (7,731,471)
                                                     -----------   -----------
 Total distributions                                  (4,263,211)   (7,846,311)
                                                     -----------   -----------
From Capital Share Transactions
 Proceeds from the sale of shares                              0        81,294
 Net asset value of shares issued in connection with
  the reinvestment of distributions                    4,263,211     7,846,311
 Cost of shares redeemed                                  (2,000)   (3,453,700)
                                                     -----------   -----------
 Increase (decrease) in net assets derived from
  capital share transactions                           4,261,211     4,473,905
                                                     -----------   -----------
 Total increase (decrease) in net assets              (1,771,385)    1,832,580
Net Assets
 Beginning of period                                  23,718,168    21,885,588
                                                     -----------   -----------
 End of period                                       $21,946,783   $23,718,168
                                                     ===========   ===========
Undistributed Net Investment Income
 End of period                                       $   171,414   $   185,459
                                                     ===========   ===========
Number of Shares of the Fund
 Issued from the sale of shares                                0         5,661
 Issued in connection with the reinvestment of
  distributions                                          474,217       827,670
 Redeemed                                                   (180)     (333,917)
                                                     -----------   -----------
 Net change                                              474,037       499,414
                                                     ===========   ===========

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL COMPANY GROWTH FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,     YEAR ENDED
                                                            2001  SEPTEMBER 30,
                                                     (UNAUDITED)           2000
-------------------------------------------------------------------------------
From Operations
 Net investment income (loss)                       $   (267,601) $   (417,458)
 Net realized gain (loss) on investments and
  foreign currency                                   (31,991,943)    1,648,892
 Change in unrealized appreciation (depreciation)
  on investments and foreign currency                (34,154,147)   20,184,734
                                                    ------------  ------------
 Increase (decrease) in net assets from operations   (66,413,691)   21,416,168
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income                                         0             0
 Net realized gain on investments                     (1,329,643)            0
                                                    ------------  ------------
 Total distributions                                  (1,329,643)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from the sale of shares                     16,444,470    97,068,263
 Net asset value of shares issued in connection
  with the reinvestment of distributions               1,270,685             0
 Cost of shares redeemed                              (8,052,604)   (2,374,000)
                                                    ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions                           9,662,551    94,694,263
                                                    ------------  ------------
 Total increase (decrease) in net assets             (58,080,783)  116,110,431
Net Assets
 Beginning of period                                 133,784,321    17,673,890
                                                    ------------  ------------
 End of period                                      $ 75,703,538  $133,784,321
                                                    ============  ============
Undistributed Net Investment Income (Loss)
 End of period                                      $   (267,601) $          0
                                                    ============  ============
Number of Shares of the Fund
 Issued from the sale of shares                        1,177,954     5,380,260
 Issued in connection with the reinvestment of
  distributions                                           97,296             0
 Redeemed                                               (657,788)     (131,233)
                                                    ------------  ------------
 Net change                                              617,462     5,249,027
                                                    ============  ============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
SMALL COMPANY VALUE FUND

                                                      SIX MONTHS
                                                           ENDED
                                                       MARCH 31,     YEAR ENDED
                                                            2001  SEPTEMBER 30,
                                                     (UNAUDITED)           2000
    ---------------------------------------------------------------------------
     From Operations
      Net investment income                          $    93,732  $    304,867
      Net realized gain (loss) on investments and
       foreign currency                                1,127,054     2,330,226
      Change in unrealized appreciation
       (depreciation) on investments and foreign
       currency                                         (585,703)    4,717,246
                                                     -----------  ------------
      Increase (decrease) in net assets from
       operations                                        635,083     7,352,379
                                                     -----------  ------------
     From Distributions to Shareholders
      Net investment income                             (253,299)     (165,311)
      Net realized gain on investments                (3,755,347)   (1,282,171)
                                                     -----------  ------------
      Total distributions                             (4,008,646)   (1,447,482)
                                                     -----------  ------------
     From Capital Shares Transactions
      Proceeds from the sale of shares                         0       253,733
      Net asset value of shares issued in
       connection with the reinvestment of
       distributions                                   4,008,646     1,357,039
      Cost of shares redeemed                                  0   (24,245,296)
                                                     -----------  ------------
      Increase (decrease) in net assets derived
       from capital share transactions                 4,008,646   (22,634,524)
                                                     -----------  ------------
      Total increase (decrease) in net assets            635,083   (16,729,627)
     Net Assets
      Beginning of period                             21,161,828    37,891,455
                                                     -----------  ------------
      End of period                                  $21,796,911  $ 21,161,828
                                                     ===========  ============
     Undistributed Net Investment Income
      End of period                                  $    36,771  $    196,338
                                                     ===========  ============
     Number of Shares of the Fund
      Issued from the sale of shares                           0        23,385
      Issued in connection with the reinvestment of
       distributions                                     444,911       144,674
      Redeemed                                                 0    (2,280,848)
                                                     -----------  ------------
      Net change                                         444,911    (2,112,789)
                                                     ===========  ============

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
CALIFORNIA TAX-FREE INCOME FUND

                                                                  SIX MONTHS
                                                                    ENDED
                                                                MARCH 31, 2001
                                                                --------------
                                                                 (UNAUDITED)
------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.18
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                                         0.23
 Net realized and unrealized gain (loss) on
  investments                                                         0.16
                                                                   -------
 Total from investment operations                                     0.39
                                                                   -------
LESS DISTRIBUTIONS--
 Dividends from net investment income                                (0.21)
 Distributions from net realized capital
  gains                                                               0.00
                                                                   -------
 Total distributions                                                 (0.21)
                                                                   -------
Net asset value, end of period                                     $ 10.36
                                                                   =======
Total return (%)(a)                                                    3.9
Net assets, end of period (000)                                    $16,636
Ratios to average net assets:
 Net expenses (%)(b)(c)                                               0.65
 Gross expenses (%)(c)                                                1.38
 Net investment income (loss) (%)(c)                                  4.62
Portfolio turnover rate (%)                                              7

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.

                                        NINE MONTHS
     YEAR ENDED SEPTEMBER                  ENDED               YEAR ENDED DECEMBER
             30,                       SEPTEMBER 30,                   31,
     -----------------------           -------------           -------------------------------
      2000           1999                  1998                 1997               1996
----------------------------------------------------------------------------------------------
     $ 10.18        $ 10.59               $ 10.41              $ 10.19            $ 10.23
     -------        -------               -------              -------            -------
        0.47           0.47                  0.35                 0.47               0.46
       (0.02)         (0.41)                 0.19                 0.25              (0.04)
     -------        -------               -------              -------            -------
        0.45           0.06                  0.54                 0.72               0.42
     -------        -------               -------              -------            -------
       (0.43)         (0.47)                (0.36)               (0.47)             (0.45)
       (0.02)          0.00                  0.00                (0.03)             (0.01)
     -------        -------               -------              -------            -------
       (0.45)         (0.47)                (0.36)               (0.50)             (0.46)
     -------        -------               -------              -------            -------
     $ 10.18        $ 10.18               $ 10.59              $ 10.41            $ 10.19
     =======        =======               =======              =======            =======
         4.6            0.6                   5.3                  7.3                4.1
     $15,294        $18,672               $19,618              $16,822            $13,460
        0.65           0.65                  0.65                 0.65               0.65
        1.16           1.19                  1.33                 1.41               1.26
        4.63           4.50                  4.55                 4.62               4.58
           3             14                    12                   24                 18

FINANCIAL HIGHLIGHTS
CORE FIXED INCOME FUND

                                                                  SIX MONTHS
                                                                    ENDED
                                                                MARCH 31, 2001
                                                                --------------
                                                                 (UNAUDITED)
------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.51
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                                         0.40
 Net realized and unrealized gain (loss) on
  investments                                                         0.39
                                                                   -------
 Total from investment operations                                     0.79
                                                                   -------
LESS DISTRIBUTIONS--
 Dividends from net investment income                                (0.89)
 Distributions from net realized capital
  gains                                                               0.00
                                                                   -------
 Total distributions                                                 (0.89)
                                                                   -------
Net asset value, end of period                                     $ 10.41
                                                                   =======
Total return (%)(a)                                                    7.8
Net assets, end of period (000)                                    $16,396
Ratios to average net assets:
 Net expenses (%)(b)(c)                                               0.49
 Gross expenses (%)(c)                                                1.15
 Net investment income (loss) (%)(c)                                  6.89
Portfolio turnover rate (%)                                             63

*   Commencement of operations on April 24, 1996.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d) Amount is less than $0.01 per share.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                    NINE MONTHS
         YEAR ENDED                    ENDED            YEAR ENDED        PERIOD ENDED
       SEPTEMBER 30,               SEPTEMBER 30,       DECEMBER 31,       DECEMBER 31,
     -----------------------       -------------       ------------       ------------
      2000           1999              1998                1997              1996*
--------------------------------------------------------------------------------------
     $ 10.55        $ 11.49           $ 10.66            $ 10.14             $10.00
     -------        -------           -------            -------             ------
        0.69(e)        0.61              0.50               0.39               0.40
       (0.12)         (0.76)             0.33               0.55               0.13
     -------        -------           -------            -------             ------
        0.57          (0.15)             0.83               0.94               0.53
     -------        -------           -------            -------             ------
       (0.61)         (0.64)             0.00              (0.39)             (0.39)
        0.00          (0.15)             0.00(d)           (0.03)              0.00
     -------        -------           -------            -------             ------
       (0.61)         (0.79)             0.00              (0.42)             (0.39)
     -------        -------           -------            -------             ------
     $ 10.51        $ 10.55           $ 11.49            $ 10.66             $10.14
     =======        =======           =======            =======             ======
         5.8           (1.4)              7.8                9.2                5.3
     $16,107        $22,584           $19,341            $16,110             $6,271
        0.53           0.65              0.65               0.65               0.65
        0.90           1.15              1.27               1.80               1.46
        6.74           6.14              6.08               6.34               6.21
          69             29                45                 59                 34

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

                                                                  SIX MONTHS
                                                                    ENDED
                                                                MARCH 31, 2001
                                                                --------------
                                                                 (UNAUDITED)
------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.95
                                                                   --------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                                          0.48
 Net realized and unrealized gain (loss) on
  investments                                                         (0.32)
                                                                   --------
 Total from investment operations                                      0.16
                                                                   --------
LESS DISTRIBUTIONS--
 Dividends from net investment income                                 (0.90)
 Distributions from net realized capital
  gains                                                                0.00
                                                                   --------
 Total distributions                                                  (0.90)
                                                                   --------
Net asset value, end of period                                     $  11.21
                                                                   ========
Total return (%)(a)                                                     1.5
Net assets, end of period (000)                                    $434,631
Ratio to average net assets:
 Net expenses (%)(b)(c)                                                0.65
 Gross expenses (%)(c)                                                 0.68
 Net investment income (loss) (%)(c)                                   8.66
Portfolio turnover rate (%)                                              10

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d) Per share net investment income has been determined on the basis of the weighted average number shares outstanding during the period.

                                         NINE MONTHS
     YEAR ENDED SEPTEMBER                   ENDED             YEAR ENDED DECEMBER
              30,                       SEPTEMBER 30,                 31,
     --------------------------         -------------         -----------------------------
       2000             1999                1998                1997             1996
-------------------------------------------------------------------------------------------
     $  12.09         $  12.47            $  12.59            $  12.08          $ 12.08
     --------         --------            --------            --------          -------
         0.99(d)          0.97                0.57                0.72             0.91
        (0.30)           (0.27)              (0.62)               0.89             0.27
     --------         --------            --------            --------          -------
         0.69             0.70               (0.05)               1.61             1.18
     --------         --------            --------            --------          -------
        (0.83)           (0.82)               0.00               (0.75)           (0.90)
         0.00            (0.26)              (0.07)              (0.35)           (0.28)
     --------         --------            --------            --------          -------
        (0.83)           (1.08)              (0.07)              (1.10)           (1.18)
     --------         --------            --------            --------          -------
     $  11.95         $  12.09            $  12.47            $  12.59          $ 12.08
     ========         ========            ========            ========          =======
          5.9              5.8                (0.4)               13.4              9.8
     $427,730         $298,007            $248,329            $173,048          $91,746
         0.63             0.64                0.65                0.65             0.62
         0.63             0.64                0.68                0.70             0.62
         8.34             8.30                7.37                7.56             7.97
           19               22                  31                  41               90

FINANCIAL HIGHLIGHTS
HIGH YIELD FIXED INCOME FUND

                                                                  SIX MONTHS
                                                                    ENDED
                                                                MARCH 31, 2001
                                                                --------------
                                                                 (UNAUDITED)
------------------------------------------------------------------------------
Net asset value, beginning of period                               $  8.33
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                                         0.47
 Net realized and unrealized gain (loss) on
  investments                                                        (0.90)
                                                                   -------
 Total from investment operations                                    (0.43)
                                                                   -------
LESS DISTRIBUTIONS--
 Dividends from net investment income                                (0.81)
 Distributions from net realized capital
  gains                                                               0.00
                                                                   -------
 Total distributions                                                 (0.81)
                                                                   -------
Net asset value, end of period                                     $  7.09
                                                                   =======
Total return (%)(a)                                                   (4.7)
Net assets, end of period (000)                                    $40,616
Ratios to average net assets:
 Net expenses (%)(b)(c)                                               0.75
 Gross expenses (%)(c)                                                1.03
 Net investment income (loss) (%)(c)                                 12.87
Portfolio turnover rate (%)                                             17

*   Commencement of operations on June 5, 1996.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                     NINE MONTHS                  PERIOD
                                        ENDED      YEAR ENDED      ENDED
     YEAR ENDED SEPTEMBER 30,       SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
     ------------------------------ ------------- ------------ ------------
         2000             1999          1998          1997        1996*
---------------------------------------------------------------------------
     $       8.40     $       8.41     $ 10.04      $ 10.16       $10.00
     ------------     ------------     -------      -------       ------
             0.94(d)          0.95        0.77         0.70         0.56
            (0.11)            0.35       (2.31)        0.20         0.21
     ------------     ------------     -------      -------       ------
             0.83             1.30       (1.54)        0.90         0.77
     ------------     ------------     -------      -------       ------
            (0.90)           (1.07)       0.00        (0.71)       (0.56)
             0.00            (0.24)      (0.09)       (0.31)       (0.05)
     ------------     ------------     -------      -------       ------
            (0.90)           (1.31)      (0.09)       (1.02)       (0.61)
     ------------     ------------     -------      -------       ------
     $       8.33     $       8.40     $  8.41      $ 10.04       $10.16
     ============     ============     =======      =======       ======
             10.2             16.8       (15.5)         8.8          7.7
     $     39,619     $     25,484     $28,742      $28,872       $3,100
             0.75             0.75        0.75         0.75         0.75
             1.03             1.15        1.12         1.17         2.73
            11.22            12.22       10.69         8.82         9.42
               28               57          39           94            9

FINANCIAL HIGHLIGHTS
INTERMEDIATE DURATION FIXED INCOME FUND

                                   SIX MONTHS
                                     ENDED        YEAR ENDED      PERIOD ENDED
                                 MARCH 31, 2001  SEPTEMBER 30,    SEPTEMBER 30,
                                 -------------- ----------------  -------------
                                  (UNAUDITED)    2000     1999        1998*
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $  9.55     $  9.53  $  9.87     $ 10.00
                                    -------     -------  -------     -------
INCOME FROM INVESTMENT
 OPERATIONS--
 Net investment income (loss)          0.32        0.62     0.61        0.41
 Net realized and unrealized
  gain (loss) on investments           0.35        0.01    (0.26)      (0.22)
                                    -------     -------  -------     -------
 Total from investment
  operations                           0.67        0.63     0.35        0.19
                                    -------     -------  -------     -------
LESS DISTRIBUTIONS--
 Dividends from net investment
  income                              (0.33)      (0.61)   (0.69)      (0.32)
 Distributions from net realized
  capital gains                        0.00        0.00     0.00        0.00
                                    -------     -------  -------     -------
 Total distributions                  (0.33)      (0.61)   (0.69)      (0.32)
                                    -------     -------  -------     -------
Net asset value, end of period      $  9.89     $  9.55  $  9.53     $  9.87
                                    =======     =======  =======     =======
Total return (%)(a)                     7.1         6.9      3.6         1.9
Net assets, end of period (000)     $22,343     $20,580  $14,371     $11,054
Ratios to average net assets:
 Net expenses (%)(b)(c)                0.52        0.55     0.55        0.55
 Gross expenses (%)(c)                 0.98        0.99     1.18        1.33
 Net investment income (loss)
  (%)(c)                               6.66        6.65     6.27        6.05
Portfolio turnover rate (%)              12          20       35          74

*   Commencement of operations on January 28, 1998.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS
INVESTMENT GRADE FIXED INCOME FUND

                                                          SIX MONTHS
                                                            ENDED
                                                        MARCH 31, 2001
                                                        --------------
                                                         (UNAUDITED)
----------------------------------------------------------------------
Net asset value, beginning of period                       $  11.00
                                                           --------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                                  0.41
 Net realized and unrealized gain (loss) on investments        0.10
                                                           --------
 Total from investment operations                              0.51
                                                           --------
LESS DISTRIBUTIONS--
 Dividends from net investment income                         (0.40)
 Distributions from net realized capital gains                (0.01)
                                                           --------
 Total distributions                                          (0.41)
                                                           --------
Net asset value, end of period                             $  11.10
                                                           ========
Total return (%)(a)                                             4.7
Net assets, end of period (000)                            $145,118
Ratio to average net assets:
 Net expenses (%)(b)(c)                                        0.55
 Gross expenses (%)(c)                                         0.60
 Net investment income (loss) (%)(c)                           7.28
Portfolio turnover rate (%)                                       3

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d) Amount is less than $0.01 per share.

                                         NINE MONTHS
          YEAR ENDED                        ENDED                 YEAR ENDED
         SEPTEMBER 30,                  SEPTEMBER 30,            DECEMBER 31,
     --------------------------         -------------         ----------------------------
       2000             1999                1998               1997             1996
------------------------------------------------------------------------------------------
     $  11.02         $  11.42            $  12.06            $ 11.81          $ 11.56
     --------         --------            --------            -------          -------
         0.82             0.81                0.61               0.83             0.80
         0.00(d)         (0.27)              (0.60)              0.37             0.40
     --------         --------            --------            -------          -------
         0.82             0.54                0.01               1.20             1.20
     --------         --------            --------            -------          -------
        (0.79)           (0.82)              (0.63)             (0.81)           (0.79)
        (0.05)           (0.12)              (0.02)             (0.14)           (0.16)
     --------         --------            --------            -------          -------
        (0.84)           (0.94)              (0.65)             (0.95)           (0.95)
     --------         --------            --------            -------          -------
     $  11.00         $  11.02            $  11.42            $ 12.06          $ 11.81
     ========         ========            ========            =======          =======
          7.7              4.8                 0.0               10.6             10.9
     $153,412         $146,757            $119,084            $82,964          $51,752
         0.55             0.55                0.55               0.55             0.55
         0.58             0.59                0.65               0.69             0.70
         7.45             7.15                6.85               6.97             7.27
           18               18                  31                 58               74

FINANCIAL HIGHLIGHTS
MID-CAP GROWTH FUND

                                                         PERIOD ENDED
                                                        MARCH 31, 2001*
                                                        ---------------
                                                          (UNAUDITED)
-----------------------------------------------------------------------
Net asset value, beginning of period                        $ 10.00
                                                            -------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                                  0.00(d)
 Net realized and unrealized gain (loss) on investments       (1.16)
                                                            -------
 Total from investment operations                             (1.16)
                                                            -------
LESS DISTRIBUTIONS--
 Dividends from net investment income                          0.00
 Distributions from net realized capital gains                 0.00
                                                            -------
 Total distributions                                           0.00
                                                            -------
Net asset value, end of period                              $  8.84
                                                            =======
Total return (%)(a)                                           (11.6)
Net assets, end of period (000)                             $11,052
Ratios to average net assets:
 Net expenses (%)(b)(c)                                        0.90
 Gross expenses (%)(c)                                         3.16
 Net investment income (loss) (%)(c)                           0.24
Portfolio turnover rate (%)                                      20

*   Commencement of operations on February 28, 2001.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d)  Amount is less than $0.01 per share.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS
PROVIDENT FUND

                                                          SIX MONTHS
                                                            ENDED
                                                        MARCH 31, 2001
                                                        --------------
                                                         (UNAUDITED)
----------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.16
                                                           -------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                                 0.07
 Net realized and unrealized gain (loss) on investments      (0.78)
                                                           -------
 Total from investment operations                            (0.71)
                                                           -------
LESS DISTRIBUTIONS--
 Dividends from net investment income                        (0.09)
 Distributions from net realized capital gains               (1.92)
                                                           -------
 Total distributions                                         (2.01)
                                                           -------
Net asset value, end of period                             $  8.44
                                                           =======
Total return (%)(a)                                           (7.5)
Net assets, end of period (000)                            $21,947
Ratios to average net assets:
 Net expenses (%)(b)(c)                                       0.65
 Gross expenses (%)(c)                                        1.09
 Net investment income (loss) (%)(c)                          1.50
Portfolio turnover rate (%)                                    161

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.

                                        NINE MONTHS
          YEAR ENDED                       ENDED                    YEAR ENDED
        SEPTEMBER 30,                  SEPTEMBER 30,               DECEMBER 31,
     -----------------------           -------------           -------------------------------
      2000           1999                  1998                 1997               1996
----------------------------------------------------------------------------------------------
     $ 13.46        $ 13.59               $ 12.26              $ 11.48            $ 10.02
     -------        -------               -------              -------            -------
        0.12           0.04                  0.10                 0.10               0.10
        2.43           3.87                  1.23                 1.68               1.47
     -------        -------               -------              -------            -------
        2.55           3.91                  1.33                 1.78               1.57
     -------        -------               -------              -------            -------
       (0.07)         (0.10)                 0.00                (0.10)             (0.11)
       (4.78)         (3.94)                 0.00                (0.90)              0.00
     -------        -------               -------              -------            -------
       (4.85)         (4.04)                 0.00                (1.00)             (0.11)
     -------        -------               -------              -------            -------
     $ 11.16        $ 13.46               $ 13.59              $ 12.26            $ 11.48
     =======        =======               =======              =======            =======
        25.3           31.7                  10.9                 15.7               15.6
     $23,718        $21,886               $20,910              $38,544            $21,906
        0.65           0.65                  0.65                 0.65               0.65
        0.95           1.00                  1.03                 0.89               0.89
        1.00           0.30                  0.74                 0.87               1.10
         356            250                    96                  109                 97

FINANCIAL HIGHLIGHTS
SMALL COMPANY GROWTH FUND

                                        SIX MONTHS
                                          ENDED       YEAR ENDED   PERIOD ENDED
                                      MARCH 31, 2001 SEPTEMBER 30, SEPTEMBER 30,
                                      -------------- ------------- -------------
                                       (UNAUDITED)       2000          1999*
--------------------------------------------------------------------------------
Net asset value, beginning of period     $ 19.78       $  11.67       $ 10.00
                                         -------       --------       -------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)              (0.04)         (0.06)        (0.01)
 Net realized and unrealized gain
  (loss) on investments                    (9.29)          8.17          1.68
                                         -------       --------       -------
 Total from investment operations          (9.33)          8.11          1.67
                                         -------       --------       -------
LESS DISTRIBUTIONS--
 Dividends from net investment
  income                                    0.00           0.00          0.00
 Distributions from net realized
  capital gains                            (0.19)          0.00          0.00
                                         -------       --------       -------
 Total distributions                       (0.19)          0.00          0.00
                                         -------       --------       -------
Net asset value, end of period           $ 10.26       $  19.78       $ 11.67
                                         =======       ========       =======
Total return (%)(a)                        (47.4)          69.5          16.7
Net assets, end of period (000)          $75,704       $133,784       $17,674
Ratios to average net assets:
 Net expenses (%)(b)(c)                     0.90           0.90          0.90
 Gross expenses (%)(c)                      0.98           0.99          2.17
 Net investment income (loss) (%)(c)       (0.53)         (0.51)        (0.51)
Portfolio turnover rate (%)                   72            174            56

*   Commencement of operations on May 7, 1999.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS
SMALL COMPANY VALUE FUND

                                       SIX MONTHS
                                         ENDED       YEAR ENDED   PERIOD ENDED
                                     MARCH 31, 2001 SEPTEMBER 30, SEPTEMBER 30,
                                     -------------- ------------- -------------
                                      (UNAUDITED)       2000          1999*
-------------------------------------------------------------------------------
     Net asset value, beginning of
      period                            $ 11.03        $  9.40       $ 10.00
                                        -------        -------       -------
     INCOME FROM INVESTMENT
      OPERATIONS--
      Net investment income (loss)         0.05           0.13          0.02
      Net realized and unrealized
       gain (loss) on investments          0.23           1.86         (0.62)
                                        -------        -------       -------
      Total from investment
       operations                          0.28           1.99         (0.60)
                                        -------        -------       -------
     LESS DISTRIBUTIONS--
      Dividends from net investment
       income                             (0.13)         (0.04)         0.00
      Distributions from net
       realized capital gains             (1.96)         (0.32)         0.00
                                        -------        -------       -------
      Total distributions                 (2.09)         (0.36)         0.00
                                        -------        -------       -------
     Net asset value, end of period     $  9.22        $ 11.03       $  9.40
                                        =======        =======       =======
     Total return (%)(a)                    3.0           21.8          (6.0)
     Net assets, end of period
      (000)                             $21,797        $21,162       $37,891
     Ratios to average net assets:
      Net expenses (%)(b)(c)               0.90           0.90          0.90
      Gross expenses (%)(c)                1.41           1.24          1.31
      Net investment income (loss)
       (%)(c)                              0.86           0.81          0.82
     Portfolio turnover rate (%)             52            124            36

    *   Commencement of operations on June 30, 1999.
    (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
    (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
    (c) Annualized for periods less than one year.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

1. Loomis Sayles Investment Trust (the "Trust") consists of ten no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of The Funds.

The Trust consists of the following Funds:

  Loomis Sayles California Tax-Free Income Fund
  Loomis Sayles Core Fixed Income Fund
  Loomis Sayles Fixed Income Fund
  Loomis Sayles High Yield Fixed Income Fund
  Loomis Sayles Intermediate Duration Fixed Income Fund
  Loomis Sayles Investment Grade Fixed Income Fund
  Loomis Sayles Mid-Cap Growth Fund
  Loomis Sayles Provident Fund (formerly Loomis Sayles Core Growth Fund) Loomis Sayles Small Company Growth Fund
  Loomis Sayles Small Company Value Fund

Loomis Sayles Mid-Cap Growth commenced operations on February 28, 2001.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

A. SECURITY VALUATION| Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange and markets where primarily traded or, if there is no reported sale during the day, at the

MARCH 31, 2001 (UNAUDITED)

closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS| The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS| The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year-end resulting from changes in exchange rates.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of

MARCH 31, 2001 (UNAUDITED)

the foreign currency or if the counter parties do not perform under the contracts' terms. The U.S. dollar value of foreign currency is determined using contractual currency exchange rates established at the time of each trade.

Each Fund (except the California Tax-Free Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS| Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2001, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to a method that approximates the effective interest method. Interest income on the California Tax-Free Income Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

MARCH 31, 2001 (UNAUDITED)


Most expenses of the Trust can be directly attributed to a particular Fund. Expenses, which cannot be directly attributed to a particular Fund, are apportioned among the Funds based upon relative net assets.

F. FEDERAL INCOME TAXES| Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At March 31, 2001, the California Tax-Free Income Fund had available a capital loss carryforward of $12,015, which will expire on September 30, 2008. The Core Fixed Income Fund had available a capital loss carryforward of $89,892, which will expire on September 30, 2008. The Fixed Income Fund had available a capital loss carryforward of $2,192,468, which will expire on September 30, 2008. The High Yield Fixed Income Fund had available a capital loss carryforward of $4,064,310, which will expire on September 30, 2008. The Intermediate Duration Fixed Income Fund had available a capital loss carryforward of $96,081, of which $37,812 will expire on September 30, 2006 and $58,269 will expire on September 30, 2008. The realized losses are intended to be used to offset future capital gains.

The California Tax-Free Income Fund, Core Fixed Income Fund, Fixed Income Fund, High Yield Fund and the Intermediate Duration Fund elected to defer post October losses of $49,508, $981,967, $1,016,143, $1,394,829 and $374,
respectively.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS| The California Tax-Free Income, the Intermediate Duration Fixed Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Fixed Income, High Yield Fixed Income, Mid Cap Growth, Provident, Small Company Growth and Small Company Value Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for securities contributed or redeemed-in-kind, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

MARCH 31, 2001 (UNAUDITED)


H. ORGANIZATION EXPENSE| In 1996, costs approximating $11,970 were incurred in connection with the initial registration and organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PORTFOLIO SECURITY TRANSACTIONS| The cost of purchases and proceeds from sales and maturities of securities other than short-term investments for each Fund for the six months ended March 31, 2001 were as follows:

                                                             PURCHASES
                                                    ---------------------------
FUND                                                U.S. GOVERNMENT    OTHER
----                                                --------------- -----------
California Tax-Free Income Fund....................   $        0    $ 2,985,040
Core Fixed Income Fund.............................    5,172,362      4,405,177
Fixed Income Fund..................................    5,296,119     45,110,459
High Yield Fixed Income Fund.......................            0     16,791,879
Intermediate Duration Fixed Income Fund............            0      2,411,240
Investment Grade Fixed Income Fund.................    1,994,360      1,859,709
Mid-Cap Growth Fund................................            0     14,427,625
Provident Fund.....................................            0     28,722,859
Small Company Growth Fund..........................            0     78,917,529
Small Company Value Fund...........................            0     10,742,001

                                                               SALES
                                                    ---------------------------
FUND                                                U.S. GOVERNMENT    OTHER
----                                                --------------- -----------
California Tax-Free Income Fund....................   $         0   $ 1,156,202
Core Fixed Income Fund.............................     5,059,589     4,580,847
Fixed Income Fund..................................    14,188,532    29,842,657
High Yield Fixed Income Fund.......................             0     6,060,204
Intermediate Duration Fixed Income Fund............       412,774     2,319,383
Investment Grade Fixed Income Fund.................     2,963,812    14,083,770
Mid-Cap Growth Fund................................             0     2,141,905
Provident Fund.....................................             0    32,854,036
Small Company Growth Fund..........................             0    69,755,484
Small Company Value Fund...........................             0    10,862,795

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES| During the six months ended March 31, 2001, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. (formerly, Nvest Companies, L.P.) whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS") (formerly CDC Asset Management). CDC IXIS is part of the Caisse des Depots et Consignations. Separate management agreements for each Fund in effect during the six months ended March 31, 2001 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2002, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of each Fund's average annual net assets:

MARCH 31, 2001 (UNAUDITED)


                                                   MANAGEMENT MAXIMUM OPERATING
FUND                                                  FEES      EXPENSE RATIO
----                                               ---------- -----------------
California Tax-Free Income Fund...................   0.50%          0.65%
Core Fixed Income Fund (1)........................   0.30%          0.45%
Fixed Income Fund.................................   0.50%          0.65%
High Yield Fixed Income Fund......................   0.60%          0.75%
Intermediate Duration Fixed Income Fund (2).......   0.30%          0.45%
Investment Grade Fixed Income Fund................   0.40%          0.55%
Mid-Cap Growth Fund ..............................   0.75%          0.90%
Provident Fund....................................   0.50%          0.65%
Small Company Growth Fund.........................   0.75%          0.90%
Small Company Value Fund..........................   0.75%          0.90%

(1) Effective February 13, 2001, the management fee and expense limitation for the Core Fixed Income Fund were reduced to 0.30% and 0.45%, respectively. Prior to that period the management fee and expense limitation were 0.35% and 0.50%, respectively.

(2) On February 1, 2001, the expense limitation for the Intermediate Duration Fixed Income Fund was reduced to 0.45% and effective February 13, 2001, the management fee was reduced to 0.30%. Prior to those dates the management fee and expense limitation were 0.40% and 0.55%, respectively.

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain administrative services. As of March 31, 2001 the following amounts were incurred by the Funds:

FUND                                                                    AMOUNT
----                                                                    ------
California Tax-Free Income Fund........................................ $ 2,897
Core Fixed Income Fund.................................................   2,844
Fixed Income Fund......................................................  77,794
High Yield Fixed Income Fund...........................................   6,760
Intermediate Duration Fixed Income Fund................................   3,783
Investment Grade Fixed Income Fund.....................................  27,286
Mid-Cap Growth Fund....................................................     292
Provident Fund.........................................................   4,209
Small Company Growth Fund..............................................  18,827
Small Company Value Fund...............................................   4,280

A. TRUSTEES FEES AND EXPENSES| The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America L.P., or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. BENEFICIAL INTEREST| The following Funds have shareholders, each owning beneficially or of record 10% or more of the shares outstanding of a fund as of March 31, 2001 and the total percentage of the shares held by such shareholders.

MARCH 31, 2001 (UNAUDITED)


                                                             10% OR GREATER
                                                              SHAREHOLDERS
                                                        ------------------------
                                                            # OF        % OF
FUND                                                    SHAREHOLDERS SHARES HELD
----                                                    ------------ -----------
California Tax-Free Income Fund........................       3          37%
Core Fixed Income Fund.................................       2          22%
High Yield Fixed Income Fund...........................       3          43%
Intermediate Duration Fixed Income Fund................       2          93%
Investment Grade Fixed Income Fund.....................       1          10%
Provident Fund.........................................       1          33%
Small Company Growth Fund..............................       1          13%

5. CREDIT RISK| The Core Fixed Income Fund may invest up to 10%, the Fixed Income Fund may invest up to 35%, the High Yield Fixed Income Fund will invest at least 65%, and the Investment Grade Fixed Income Fund may invest up to 10% of their respective total assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

6. CONCENTRATION| The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

7. CHANGE IN ACCOUNTING PRINCIPLE| Effective October 1, 2001, certain funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will have no impact on the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statements of Operations.

 LOOMIS SAYLES INVESTMENT TRUST
 One Financial Center
 Boston, MA 02111
 [LOGO}
                                     [LOGO]

 Telephone: 800 633-3330
 www.loomissayles.com